  As filed with the Securities and Exchange Commission on September 28, 1999.

                                             1933 Act Registration No. 333-16611
                                             1940 Act Registration No. 811-07943
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                --------------

                                   Form N-1A

      REGISTRATION STATEMENT UNDER THE
       SECURITIES ACT OF 1933            [_]
      Pre-Effective Amendment No.        [_]
      Post-Effective Amendment No. 4     [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE
       INVESTMENT COMPANY ACT OF 1940    [_]
      Amendment No. 4                    [X]

                        (Check appropriate box or boxes)

                                --------------

                      Nuveen Flagship Multistate Trust III
               (Exact name of Registrant as Specified in Charter)

  333 West Wacker Drive, Chicago,                      60606
              Illinois
  (Address of Principal Executive                   (Zip Code)
              Office)

       Registrant's Telephone Number, including Area Code: (312) 917-7700

  Gifford R. Zimmerman, Esq.--Vice            With a copy to:
      President and Secretary                 Thomas S. Harman
       333 West Wacker Drive             Morgan Lewis & Bockius LLP
      Chicago, Illinois 60606               1800 M. Street, N.W.
   (Name and Address of Agent for          Washington, D.C. 20036
              Service)

It is proposed that this filing will become effective (check appropriate box):
[X]
  Immediately upon filing pursu-        [_]on (date) pursuant to paragraph
  ant to paragraph (b)                     (a)(1)
                                           75 days after filing pursuant to
  on         pursuant to para-             paragraph (a)(2)
  graph (b)
[_]                                     [_]
[_]
  60 days after filing pursuant         [_]on (date) pursuant to paragraph
  to paragraph (a)(1)                      (a)(2) of Rule 485.

If appropriate, check the following box:
[_]
  This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.

                                    CONTENTS

                                       OF

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                               FILE NO. 333-16611

                                      AND

                             REGISTRATION STATEMENT

                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                               FILE NO. 811-07943

    This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Cross-Reference Sheet

                 Part A-The Prospectus

                 Part B-The Statement of Additional Information

                 Copy of Annual Reports to Shareholders (the financial
                  statements from which are incorporated by reference into the Statement of Additional Information)

                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                               PART A--PROSPECTUS

                      NUVEEN FLAGSHIP MULTISTATE TRUST III

                             333 West Wacker Drive

                            Chicago, Illinois 60606

                                              September 29, 1999  Prospectus

                                                                    NUVEEN
                                                                    Mutual Funds


                          NUVEEN MUNICIPAL BOND FUNDS


Dependable, tax-free

income to help

you keep more

of what you earn.


[PHOTO APPEARS HERE]


Georgia

Louisiana

North Carolina

Tennessee





           Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information


Table of Contents

Section 1  The Funds
This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                                                                       1
------------------------------------------------------------------------------------------------------------------------------------
Nuveen Flagship Georgia Municipal Bond Fund                                                                                        2
------------------------------------------------------------------------------------------------------------------------------------
Nuveen Flagship Louisiana Municipal Bond Fund                                                                                      4
------------------------------------------------------------------------------------------------------------------------------------
Nuveen Flagship North Carolina Municipal Bond Fund                                                                                 6
------------------------------------------------------------------------------------------------------------------------------------
Nuveen Flagship Tennessee Municipal Bond Fund                                                                                      8
------------------------------------------------------------------------------------------------------------------------------------

Section 2  How We Manage Your Money
This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                                                                             10
------------------------------------------------------------------------------------------------------------------------------------
What Securities We Invest In                                                                                                      11
------------------------------------------------------------------------------------------------------------------------------------
How We Select Investments                                                                                                         12
------------------------------------------------------------------------------------------------------------------------------------
What the Risks Are                                                                                                                13
------------------------------------------------------------------------------------------------------------------------------------
How We Manage Risk                                                                                                                13
------------------------------------------------------------------------------------------------------------------------------------

Section 3  How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                                                                                       15
------------------------------------------------------------------------------------------------------------------------------------
How to Reduce Your Sales Charge                                                                                                   17
------------------------------------------------------------------------------------------------------------------------------------
How to Buy Shares                                                                                                                 17
------------------------------------------------------------------------------------------------------------------------------------
Systematic Investing                                                                                                              18
------------------------------------------------------------------------------------------------------------------------------------
Systematic Withdrawal                                                                                                             19
------------------------------------------------------------------------------------------------------------------------------------
Special Services                                                                                                                  19
------------------------------------------------------------------------------------------------------------------------------------
How to Sell Shares                                                                                                                20
------------------------------------------------------------------------------------------------------------------------------------

Section 4  General Information
This section summarizes the funds' distribution policies and other general fund information.

Dividends, Distributions and Taxes                                                                                                22
------------------------------------------------------------------------------------------------------------------------------------
Distribution and Service Plans                                                                                                    23
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                                                                                                                   24
------------------------------------------------------------------------------------------------------------------------------------
Fund Service Providers                                                                                                            24
------------------------------------------------------------------------------------------------------------------------------------
Year 2000                                                                                                                         25
------------------------------------------------------------------------------------------------------------------------------------

Section 5  Financial Highlights

This section provides the funds' financial performance
for the past five years.                                                                                                          25
------------------------------------------------------------------------------------------------------------------------------------
Appendix  Additional State Information                                                                                            29

                                                              September 29, 1999

Section 1  The Funds

                 Nuveen Flagship Georgia Municipal Bond Fund
                 Nuveen Flagship Louisiana Municipal Bond Fund
                 Nuveen Flagship North Carolina Municipal Bond Fund Nuveen Flagship Tennessee Municipal Bond Fund


               Prospectus

               This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.



--------------------------------------------------------------------------------
NOT FDIC OR GOVERNMENT INSURED          MAY LOSE VALUE         NO BANK GUARANTEE
--------------------------------------------------------------------------------


                                                         Section 1  The Funds  1

Nuveen Flagship Georgia Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Georgia bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 .  Reduce taxes on investment income;
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 .  Pursue long-term growth;
 .  Invest through an IRA or 401(k) plan;
 .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five-year and ten-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/

[BAR CHART APPEARS HERE]

Class A Annual Returns

1989   8.6%
1990   6.6%
1991  11.7%
1992   7.9%
1993  11.7%
1994  -6.1%
1995  17.0%
1996   3.8%
1997  11.9%
1998   5.4%



During the ten years ending December 31, 1998, the highest and lowest quarterly returns were 6.96% and -5.67%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.


                            Average Annual Total Returns for
                          the Periods Ending December 31, 1998
                          -------------------------------------
Class                     1 Year         5 Year         10 Year
---------------------------------------------------------------
Class A (Offer)            1.00%          5.19%          7.21%
Class B                    0.63%          5.30%          7.19%
Class C                    4.96%          5.49%          7.06%
Class R                    5.66%          6.12%          7.67%
---------------------------------------------------------------
LB Market
 Benchmark/2/              6.48%          6.22%          8.22%
Lipper
 Peer Group/3/             5.37%          5.19%          7.58%

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                            A              B              C              R/5/
--------------------------------------------------------------------------------------------------------
 Maximum Sales Charge Imposed
 on Purchases                                       4.20%/6/        None            None           None
--------------------------------------------------------------------------------------------------------
 Maximum Sales Charge Imposed
 on Reinvested Dividends                               None         None            None           None
--------------------------------------------------------------------------------------------------------
 Exchange Fees                                         None         None            None           None
--------------------------------------------------------------------------------------------------------
 Deferred Sales Charge/7/                           None/8/        5%/9/          1%/10/           None
--------------------------------------------------------------------------------------------------------

 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                            A              B              C              R
--------------------------------------------------------------------------------------------------------
 Management Fees                                     .55%           .55%           .55%            .55%
--------------------------------------------------------------------------------------------------------
 12b-1 Distribution and Service Fees                 .20%           .95%           .75%             --%
--------------------------------------------------------------------------------------------------------
 Other Expenses                                      .13%           .14%           .14%            .13%
========================================================================================================
 Total Annual Fund Operating
 Expenses-Gross+                                     .88%          1.64%          1.44%            .68%

     +After Expense Reimbursements
     ---------------------------------------------------------------------------------------------------
       Expense Reimbursements                       (.14%)         (.14%)         (.15%)          (.14%)
     ---------------------------------------------------------------------------------------------------
       Total Operating Expenses--Net                 .74%          1.50%          1.29%            .54%
     ---------------------------------------------------------------------------------------------------
      Reflects a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued at any time.
     ---------------------------------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.


                                   Redemption                           No Redemption
Share Class             A          B          C        R        A         B         C         R
------------------------------------------------------------------------------------------------
 1 Year              $  506     $  562     $  147    $ 69    $  506    $  167    $  147     $ 69
------------------------------------------------------------------------------------------------
 3 Years             $  689     $  836     $  456    $218    $  689    $  517    $  456     $218
------------------------------------------------------------------------------------------------
 5 Years             $  887     $1,006     $  787    $379    $  887    $  892    $  787     $379
------------------------------------------------------------------------------------------------
 10 Years            $1,459     $1,741     $1,724    $847    $1,459    $1,741    $1,724     $847
------------------------------------------------------------------------------------------------

How the Fund Is Invested (as of 5/31/99)

  Portfolio Statistics

Average Effective Maturity                                                           22.63 years
------------------------------------------------------------------------------------------------
Average Duration                                                                            8.89
------------------------------------------------------------------------------------------------
Weighted Average Credit Quality                                                              AA+
------------------------------------------------------------------------------------------------
Number of Issues                                                                              89
------------------------------------------------------------------------------------------------

  Credit Quality

AAA/U.S. Guaranteed                                                                          69%
------------------------------------------------------------------------------------------------
AA                                                                                           12%
------------------------------------------------------------------------------------------------
A                                                                                            12%
------------------------------------------------------------------------------------------------
BBB/NR                                                                                        7%
------------------------------------------------------------------------------------------------


  Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

Tax Obligation-Limited (16%)
Other (28%)
Housing-Multifamily (16%)
Water and Sewer (16%)
U.S. Guaranteed (13%)
Health Care (11%)


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/99 was (1.59)%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Louisiana Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1  The Funds  3

Nuveen Flagship Louisiana Municipal Bond Fund

FUND OVERVIEW

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Louisiana bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 .  Reduce taxes on investment income;
 . Set aside money systematically for retirement, estate planning or college funding.
You should not invest in this fund if you seek to:

 .  Pursue long-term growth;
 .  Invest through an IRA or 401(k) plan;
 .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past nine years as well as annualized fund and index returns for the one-, five-year and inception periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past nine years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/

[BAR CHART APPEARS HERE]

1990     7.2%
1991    13.8%
1992     9.0%
1993    13.2%
1994    -6.2%
1995    18.8%
1996     4.8%
1997     9.7%
1998     6.1%


From inception in September 1989 to December 31, 1998, the highest and lowest quarterly returns were 7.34% and -5.86%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                                              Average Annual Total Returns for
                                            the Periods Ending December 31, 1998
                                            ------------------------------------
Class                                        1 Year       5 Year       Inception
--------------------------------------------------------------------------------
Class A (Offer)                               1.60%        5.45%         7.95%
Class B                                       1.25%        5.52%         7.92%
Class C                                       5.38%        5.74%         7.85%
Class R                                       6.22%        6.43%         8.50%
--------------------------------------------------------------------------------
LB Market Benchmark/2/                        6.48%        6.22%         8.15%
Lipper Peer Group/3/                          5.43%        5.45%         7.76%

4  Section 1  The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                            A              B              C              R/5/
--------------------------------------------------------------------------------------------------------
 Maximum Sales Charge Imposed
 on Purchases                                       4.20%/6/        None            None            None
--------------------------------------------------------------------------------------------------------
 Maximum Sales Charge Imposed
 on Reinvested Dividends                               None         None            None            None
--------------------------------------------------------------------------------------------------------
 Exchange Fees                                         None         None            None            None
--------------------------------------------------------------------------------------------------------
 Deferred Sales Charge/7/                           None/8/        5%/9/          1%/10/            None
--------------------------------------------------------------------------------------------------------

 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                            A              B              C              R
--------------------------------------------------------------------------------------------------------
 Management Fees                                     .55%           .55%            .55%           .55%
--------------------------------------------------------------------------------------------------------
 12b-1 Distribution and Service Fees                 .20%           .95%            .75%            --%
--------------------------------------------------------------------------------------------------------
 Other Expenses                                      .13%           .14%            .13%           .13%
========================================================================================================
 Total Annual Fund Operating
 Expenses--Gross+                                    .88%          1.64%           1.43%            .68%

     +After Expense Reimbursements
     ---------------------------------------------------------------------------------------------------
     Reimbursements                                 (.13%)         (.15%)          (.14%)          (.13%)
     ---------------------------------------------------------------------------------------------------
     Total Annual Fund Operating
     Expenses--Net                                   .75%          1.49%           1.29%             .55%
     ---------------------------------------------------------------------------------------------------
     Reflects a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued at any time.
     ---------------------------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.


                                    Redemption                           No Redemption
Share Class             A          B          C        R        A         B         C         R
------------------------------------------------------------------------------------------------
 1 Year              $  506     $  562     $  146    $ 69    $  506    $  167    $  146     $ 69
------------------------------------------------------------------------------------------------
 3 Years             $  689     $  836     $  452    $218    $  689    $  517    $  452     $218
------------------------------------------------------------------------------------------------
 5 Years             $  887     $1,006     $  782    $379    $  887    $  892    $  782     $379
------------------------------------------------------------------------------------------------
 10 Years            $1,459     $1,741     $1,713    $847    $1,459    $1,741    $1,713     $847
------------------------------------------------------------------------------------------------

How the Fund Is Invested (as of 5/31/99)

  Portfolio Statistics

Average Effective Maturity                                    22.10 years
-------------------------------------------------------------------------
Average Duration                                                     9.15
-------------------------------------------------------------------------
Weighted Average Credit Quality                                       AA+
-------------------------------------------------------------------------
Number of Issues                                                       87
-------------------------------------------------------------------------

  Credit Quality

AAA/U.S. Guaranteed                                                   67%
-------------------------------------------------------------------------
AA                                                                     6%
-------------------------------------------------------------------------
A                                                                     10%
-------------------------------------------------------------------------
BBB/NR                                                                17%
-------------------------------------------------------------------------

  Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]
Tax Obligation--Limited (11%)
Other (32%)
Tax Obligation--General (11%)
Utilities (10%)
Housing--Single-Family (16%)
Health Care (20%)



1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/99 was (1.60)%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Louisiana Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                         Section 1  The Funds  5

Nuveen Flagship North Carolina Municipal Bond Fund

Fund Overview
Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in North Carolina bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
  . Earn regular monthly tax-free dividends;
  . Preserve investment capital over time;
  . Reduce taxes on investment income;
  . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

  . Pursue long-term growth
  . Invest through an IRA or 401(k) plan;
  . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]
Class A Annual Returns

1989       10.1%
1990        5.8%
1991       11.7%
1992        8.8%
1993       11.3%
1994       -5.6%
1995       15.5%
1996        3.0%
1997        8.9%
1998        5.5%


During the ten years ending December 31, 1998, the highest and lowest quarterly returns were 5.83% and -5.32%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.


                             Average Annual Total Returns for
                           the Periods Ending December 31, 1998
                           ------------------------------------
Class                       1 Year        5 Year        10 Year
---------------------------------------------------------------
Class A (Offer)             0.99%          4.30%          6.86%
Class B                     0.78%          4.40%          6.86%
Class C                     4.97%          4.61%          6.73%
Class R                     5.63%          5.27%          7.36%
---------------------------------------------------------------
LB Market
 Benchmark/2/               6.48%          6.22%          8.22%
Lipper
 Peer Group/3/              5.54%          5.12%          7.18%


6  Section 1  The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                 A         B       C      R/5/
-------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                            4.20%/6/     None    None    None
-------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                     None     None    None    None
-------------------------------------------------------------------------
Exchange Fees                               None     None    None    None
Deferred Sales Charge/7/                 None/8/    5%/9/  1%/10/    None
-------------------------------------------------------------------------

 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                 A         B       C      R
------------------------------------------------------------------------
Management Fees                           .55%      .55%     .55%   .55%
------------------------------------------------------------------------
12b-1 Distribution and Service Fees       .20%      .95%     .75%    --%
------------------------------------------------------------------------
Other Expenses                            .13%      .14%     .14%   .13%
------------------------------------------------------------------------
Total Annual Fund Operating
  Expenses--Gross+                        .88%     1.64%    1.44%   .68%
------------------------------------------------------------------------

  +After Expense Reimbursements
  -----------------------------------------------------------------------
  Reimbursements                         (.14%)    (.20%)   (.20%) (.15%)
  -----------------------------------------------------------------------
  Total Annual Fund Operating
    Expenses--Net.                         74%     1.44%    1.24%   .53%
  -----------------------------------------------------------------------

  Reflects a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued at any time.
  -----------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                          Redemption                  No Redemption
 Share Class     A        B       C      R      A       B       C      R
--------------------------------------------------------------------------
 1 Year        $  506   $  562  $  147  $ 69  $  506  $  167  $  147  $ 69
--------------------------------------------------------------------------
 3 Years       $  689   $  836  $  456  $218  $  689  $  517  $  456  $218
--------------------------------------------------------------------------
 5 Years       $  887   $1,006  $  787  $379  $  887  $  892  $  787  $379
--------------------------------------------------------------------------
 10 Years      $1,459   $1,741  $1,724  $847  $1,459  $1,741  $1,724  $847
--------------------------------------------------------------------------

How the Fund Is Invested (as of 5/31/99)

 Portfolio Statistics

Average Effective Maturity            21.00 years
--------------------------------------------------
Average Duration                             8.54
--------------------------------------------------
Weighted Average Credit Quality                AA
--------------------------------------------------
Number of Issues                               99
--------------------------------------------------

 Credit Quality

AAA/U.S. Guaranteed                            30%
--------------------------------------------------
AA                                             44%
--------------------------------------------------
A                                              16%
--------------------------------------------------
BBB/NR                                         10%
--------------------------------------------------

 Industry Diversification (Top 5)

           [PIE CHART APPEARS HERE]

Tax Obligation-Limited (14%)
Housing-Single-Family (17%)
U.S. Guaranteed (9%)
Health Care (21%)
Other (24%)
Utilities (15%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/99 was (1.37)%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper North Carolina Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1  The Funds  7

Nuveen Flagship Tenessee Municipal Bond Fund

Fund Overview
Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Tennessee bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

  . Earn regular monthly tax-free dividends;
  . Preserve investment capital over time;
  . Reduce taxes on investment income;
  . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

  . Pursue long-term growth;
  . Invest through an IRA or 401(k) plan;
  . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]

Class A Annual Returns
   1989         9.8%
   1990         5.8%
   1991        11.6%
   1992         9.1%
   1993        11.8%
   1994        -5.5%
   1995        15.8%
   1996         3.5%
   1997         9.1%
   1998         5.5%


During the ten years ending December 31, 1998, the highest and lowest quarterly returns were 6.30% and -5.42%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.


                          Average Annual Total Returns for
                        the Periods Ending December 31, 1998
                        ------------------------------------
Class                   1 Year        5 Year         10 Year
------------------------------------------------------------
Class A (Offer)         1.13%          4.53%          7.03%
Class B                 0.77%          4.64%          7.03%
Class C                 4.94%          4.87%          6.90%
Class R                 5.73%          5.49%          7.52%
------------------------------------------------------------
LB Market
 Benchmark/2/           6.48%          6.22%          8.22%
Lipper
 Peer Group/3/          5.47%          5.39%          7.37%

8  Section 1  The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                A         B       C       R/5/
-------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                            4.20%/6/    None    None     None
-------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                   None      None    None     None
-------------------------------------------------------------------------
Exchange Fees                             None      None    None     None
-------------------------------------------------------------------------
Deferred Sales Charge/7/                 None/8/    5%/9/   1%/10/   None
-------------------------------------------------------------------------
 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                 A         B        C        R
--------------------------------------------------------------------------
Management Fees                            .54%      .54%    .54%     .54%
--------------------------------------------------------------------------
12b-1 Distribution and Service Fees        .20%      .95%    .75%      --%
--------------------------------------------------------------------------
Other Expenses                             .10%      .10%    .10%     .10%
--------------------------------------------------------------------------
Total Annual Fund Operating
Expenses                                   .84%     1.59%   1.39%     .64%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                         Redemption                 No Redemption
 Share Class     A       B       C      R      A       B       C      R
-------------------------------------------------------------------------
 1 Year        $  502  $  557  $  142  $ 65  $  502  $  162  $  142  $ 65
-------------------------------------------------------------------------
 3 Years       $  677  $  821  $  440  $205  $  677  $  502  $  440  $205
-------------------------------------------------------------------------
 5 Years       $  866  $  980  $  761  $357  $  866  $  866  $  761  $357
-------------------------------------------------------------------------
 10 Years      $1,414  $1,688  $1,669  $798  $1,414  $1,688  $1,669  $798
-------------------------------------------------------------------------

How the Fund Is Invested (as of 5/31/99)

 Portfolio Statistics

Average Effective Maturity         20.16 years
----------------------------------------------
Average Duration                          8.08
----------------------------------------------
Weighted Average Credit Quality            AA+
----------------------------------------------
Number of Issues                           101
----------------------------------------------

 Credit Quality

AAA/U.S. Guaranteed                        47%
----------------------------------------------
AA                                         31%
----------------------------------------------
A                                          13%
----------------------------------------------
BBB/NR                                      9%
----------------------------------------------

 Industry Diversification (Top 5)

    [PIE CHART APPEARS HERE]

Housing--Single Family (12%)
Tax Obligation--Limited (13%)
U.S. Guaranteed (16%)
Health Care (15%)
Utilities (10%)
Other (34%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/99 was (1.83)%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Tennessee Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1 The Funds  9

Section 2  How We Manage Your Money

To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


Who Manages the Funds

Nuveen Advisory Corp. ("Nuveen Advisory"), the fund's investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Advisory Services or NIAS. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the fund's investment portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The NIAS advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

The NIAS advisers are wholly owned subsidiaries of John Nuveen & Co. Incorporated ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we offer a broad range of investments designed for individuals seeking to build and sustain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have more than $55 billion in assets under management.

Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Thomas J. O'Shaughnessy has been the portfolio manager for the Georgia, North Carolina, and Tennessee Funds since July 1998. Mr. O'Shaughnessy has been a portfolio manager for Nuveen Advisory since 1983, and an Assistant Vice President since 1998, he currently manages investments for twelve Nuveen-sponsored investment companies, including the Florida, Kentucky, and Pennsylvania Funds. Michael S. Davern has been the portfolio manager for the Louisiana Fund since 1998. Mr. Davern became a Vice President of Flagship Financial Inc. in 1991, and subsequently became a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Mr. Davern currently manages investments for sixteen Nuveen-sponsored investment companies, including the Arizona, Colorado, Kansas, Michigan, Missouri, New Mexico and Wisconsin Funds.

10  Section 2  How We Manage Your Money

For providing these services, Nuveen Advisory is paid an annual management fees according to the following schedule:

Average Daily Net Assets                     Management Fee
-----------------------------------------------------------
For the first $125 million                          0.5500%
-----------------------------------------------------------
For the next $125 million                           0.5375%
-----------------------------------------------------------
For the next $250 million                           0.5250%
-----------------------------------------------------------
For the next $500 million                           0.5125%
-----------------------------------------------------------
For the next $1 billion                             0.5000%
-----------------------------------------------------------
For assets over $2 billion                          0.4750%
-----------------------------------------------------------

What Securities We Invest In


Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Obligations

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative

                                         Section 2  How We Manage Your Money  11
to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

Quality Municipal Bonds
The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes.

Portfolio Maturity
Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

Short-term Investments
Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed-Delivery Transactions
The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

How We Select Investments

Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that


12 Section 2  How We Manage Your Money
is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.


Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions, or possibly due to Year 2000 issues.

State Concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Georgia, Louisiana, and North Carolina Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the Tennessee Fund, which is a diversified fund.

Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.


How We Manage Risk


In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state, as well as across different industry sectors.


                                          Section 2  How We Manage Your Money 13

Investment Limitations
The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

 .  25% in any one industry such as electric utilities or health care.

 .  10% in borrowings (33% if used to meet redemptions).

As a diversified fund, the Tennessee Fund also may not have more than:

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

Hedging and Other Defensive Investment Strategies
Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

14 Section 2   How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


What Share Classes We Offer

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% which compensates your financial adviser for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                    Authorized Dealer
                                     Sales Charge as % of     Sales Charge as % of  Commission as % of
Amount of Purchase                   Public Offering Price    Net Amount Invested   Public Offering Price
---------------------------------------------------------------------------------------------------------
Less than $50,000                             4.20%                  4.38%                   3.70%
---------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                4.00%                  4.18%                   3.50%
---------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000               3.50%                  3.63%                   3.00%
---------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000               2.50%                  2.56%                   2.00%
---------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000             2.00%                  2.04%                   1.50%
---------------------------------------------------------------------------------------------------------
$1,000,000 and over                             --/1/                  --                    1.00%/1/
---------------------------------------------------------------------------------------------------------

1. You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial adviser for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the

                                  Section 3  How You Can Buy and Sell Shares  15
following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase         0-1      1-2      2-3      3-4      4-5      5-6

CDSC                          5%       4%       4%       3%       2%       1%
-----------------------------------------------------------------------------

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75%. The annual .20% service fee compensates your financial adviser for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial adviser an on-going sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge        Class A Sales Charge              Class R Eligibility
Reductions                  Waivers
 . Rights of accumulation    . Nuveen Defined Portfolio      . Certain employees and
 . Letter of intent             or Exchange-Traded              directors of Nuveen or
 . Group purchase               Fund reinvestment               employees of authorized
                            . Certain employees and            dealers
                               directors of Nuveen or       . Bank trust departments
                               employees of authorized
                               dealers
                            . Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or

16 Section 3 How You Can Buy and Sell Shares comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($50 if you establish a systematic investment plan). Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

                                   Section 3 How You Can Buy and Sell Shares  17

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your

18 Section 3 How You Can Buy and Sell Shares address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.

Fund Direct/SM/

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                   Section 3 How You Can Buy and Sell Shares  19

How to Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 . The fund's name;
 . Your name and account number;
 . The dollar or share amount you wish to redeem;
 . The signature of each owner exactly as it appears on the account;
 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
 . The address where you want your redemption proceeds sent (if other than the address of record);
 . Any certificates you have for the shares; and . Any required signature guarantees.

20  Section 3 How You Can Buy and Sell Shares

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

Redemptions in-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                 Section 3  How You Can Buy and Sell Shares  21

Section 4  General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

Dividends, Distributions and Taxes

The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you receive will be exempt from regular federal income tax and that state's personal income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax adviser about how an investment in a fund may affect the federal taxation of your benefits.

22  Section 4 General Information

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalent Of Tax-Free Yields

                       To Equal a Tax-Free Yield of:
If Your Federal        4.00%        4.50%        5.00%        5.50%        6.00%
Tax Bracket is:        A Taxable Investment Would Need to Yield:
--------------------------------------------------------------------------------
 28.0%                 5.56%        6.25%        6.94%        7.64%        8.33%
--------------------------------------------------------------------------------
 31.0%                 5.80%        6.52%        7.25%        7.97%        8.70%
--------------------------------------------------------------------------------
 36.0%                 6.25%        7.03%        7.81%        8.59%        9.37%
--------------------------------------------------------------------------------
 39.6%                 6.62%        7.45%        8.28%        9.11%        9.93%
--------------------------------------------------------------------------------

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax adviser.

Distribution and Service Plans

Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the

                                               Section 4 General Information  23
service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


24  Section 4 General Information

Year 2000

The funds' service providers rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen is working with the funds' service providers to adapt their systems to address this issue. Nuveen and the funds expect that the necessary work will be completed on a timely basis, although there can be no assurance of this.

Year 2000 issues may affect the ability of issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. Generally, higher rated fixed-income securities carry less credit risk than lower rated fixed-income securities. Municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions. There can be no assurance that issuers will provide this information to Nuveen Advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis.


                                               Section 4 General Information  25

Section 5  Financial Highlights

The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Funds' financial statements, are included in the SAI and annual report, which is available upon request.

Georgia Municipal Bond Fund**


                                               Investment Operations                Less Distributions
                                        ------------------------------------  -------------------------------
Class
(Inception
Date)
                                                               Net
                                                          Realized
                                                               and                                              Ending
Year                         Beginning          Net     Unrealized                    Net                          Net
Ending                       Net Asset   Investment     Investment             Investment    Capital             Asset        Total
May 31,                          Value    Income(a)    Gain (Loss)    Total        Income      Gains    Total    Value    Return(b)
------------------------------------------------------------------------------------------------------------------------------------
Class A (3/86)

          1999                  $11.19         $.54         $(.17)    $ .37        $(.54)     $  --    $(.54)   $11.02         3.34%
          1998                   10.57          .56           .62      1.18         (.56)        --     (.56)    11.19        11.37
          1997                   10.20          .57           .37       .94         (.57)        --     (.57)    10.57         9.39
          1996                   10.46          .57          (.25)      .32         (.58)        --     (.58)    10.20         3.05
          1995                   10.23          .58           .23       .81         (.58)        --     (.58)    10.46         8.31

Class B (2/97)

          1999                   11.20          .46          (.17)      .29         (.46)        --     (.46)    11.03         2.57
          1998                   10.57          .48           .63      1.11         (.48)        --     (.48)    11.20        10.66
          1997(c)                10.66          .14          (.11)      .03         (.12)        --     (.12)    10.57          .31

Class C (1/94)

          1999                   11.17          .48          (.17)      .31         (.48)        --     (.48)    11.00         2.80
          1998                   10.55          .50           .62      1.12         (.50)        --     (.50)    11.17        10.79
          1997                   10.18          .51           .37       .88         (.51)        --     (.51)    10.55         8.80
          1996                   10.44          .51          (.25)      .26         (.52)        --     (.52)    10.18         2.48
          1995                   10.21          .52           .23       .75         (.52)        --     (.52)    10.44         7.72

Class R (2/97)

          1999                   11.15          .56          (.15)      .41         (.57)        --     (.57)    10.99         3.67
          1998                   10.57          .58           .59      1.17         (.59)        --     (.59)    11.15        11.23
          1997(c)                10.65          .18          (.06)      .12         (.20)        --     (.20)    10.57         1.11
------------------------------------------------------------------------------------------------------------------------------------


                                              Ratios/Supplemental Data
                                ----------------------------------------------------
Class
(Inception
Date)
                                                          Ratio of Net
                                              Ratio of      Investment
                                  Ending      Expenses          Income
Year                                 Net    to Average      to Average     Portfolio
Ending                            Assets           Net             Net      Turnover
May 31,                            (000)     Assets(a)       Assets(a)          Rate
-----------------------------------------------------------------------------------------------------------------------------------
Class A (3/86)

          1999                  $128,138           .74%           4.83%           32%
          1998                   120,545           .66            5.09            25
          1997                   111,518          . 78            5.44            39
          1996                   107,862           .80            5.46            59
          1995                   113,354           .83            5.79            40

Class B (2/97)

          1999                   11,991           1.50            4.08            32
          1998                    3,518           1.38            4.32            25
          1997(c)                   113           1.32*           4.80*           39

Class C (1/94)

          1999                   24,358           1.29            4.28            32
          1998                   18,770           1.21            4.54            25
          1997                   11,803           1.32            4.87            39
          1996                    9,433           1.34            4.90            59
          1995                    6,973           1.38            5.18            40

Class R (2/97)

          1999                      364             54            5.03            32
          1998                      245            .45            5.26            25
          1997(c)                    22            .38*           5.71*           39
-----------------------------------------------------------------------------------------------------------------------------------

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Georgia.

(a) After custodian fee credit and expense reimbursement, where applicable.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)   From commencement of class operations as noted.

26  Section 5  Financial Highlights

Louisiana Municipal Bond Fund**

                                               Investment Operations                Less Distributions
                                        ------------------------------------  -------------------------------
Class
(Inception
Date)
                                                               Net
                                                          Realized
                                                               and                                              Ending
Year                         Beginning          Net     Unrealized                    Net                          Net
Ending                       Net Asset   Investment     Investment             Investment    Capital             Asset        Total
May 31,                          Value   Income (a)    Gain (Loss)     Total       Income      Gains    Total    Value   Return (b)
-----------------------------------------------------------------------------------------------------------------------------------

Class A (9/89)

          1999                  $11.55        $.57          $(.13)     $ .44       $(.57)      $(.04)   $(.61)   $11.38        3.73%
          1998                   11.10         .59            .49       1.08        (.59)       (.04)    (.63)    11.55        9.88
          1997                   10.71         .59            .39        .98        (.59)         --     (.59)    11.10        9.37
          1996                   10.80         .59           (.08)       .51        (.60)         --     (.60)    10.71        4.77
          1995                   10.48         .60            .32        .92        (.60)         --     (.60)    10.80        9.20

Class B (2/97)

          1999                   11.55         .48           (.14)       .34        (.48)       (.04)    (.52)    11.37        2.98
          1998                   11.09         .50            .50       1.00        (.50)       (.04)    (.54)    11.55        9.18
          1997(c)                11.10         .16             --        .16        (.17)         --     (.17)    11.09        1.44

Class C (2/94)

          1999                   11.54         .50           (.13)       .37        (.51)       (.04)    (.55)    11.36        3.20
          1998                   11.09         .52            .50       1.02        (.53)       (.04)    (.57)    11.54        9.32
          1997                   10.70         .53            .39        .92        (.53)         --     (.53)    11.09        8.78
          1996                   10.80         .53           (.09)       .44        (.54)         --     (.54)    10.70        4.12
          1995                   10.48         .54            .32        .86        (.54)         --     (.54)    10.80        8.59

Class R (2/97)

          1999                   11.55         .59           (.13)       .46        (.59)       (.04)    (.63)    11.38        4.03
          1998                   11.09         .61            .50       1.11        (.61)       (.04)    (.65)    11.55       10.21
          1997(c)                11.17         .15           (.08)       .07        (.15)         --     (.15)    11.09         .67
-----------------------------------------------------------------------------------------------------------------------------------

                                              Ratios/Supplemental Data
                                ----------------------------------------------------
Class
(Inception
Date)
                                                          Ratio of Net
                                              Ratio of      Investment
                                  Ending      Expenses          Income
Year                                 Net    to Average      to Average     Portfolio
Ending                            Assets           Net             Net      Turnover
May 31,                            (000)    Assets (a)      Assets (a)          Rate
-----------------------------------------------------------------------------------------------------------------------------------

Class A (9/89)

          1999                  $99,176           .75%            4.89%           11%
          1998                   89,143           .75             5.13            15
          1997                   76,030           .79             5.38            25
          1996                   72,005           .80             5.46            26
          1995                   68,145           .83             5.80            44

Class B (2/97)

          1999                   18,870          1.49             4.15            11
          1998                    8,999          1.45             4.38            15
          1997(c)                   917          1.46*            4.69*           25

Class C (2/94)

          1999                   21,352          1.29             4.34            11
          1998                   13,682          1.29             4.58            15
          1997                    7,645          1.33             4.83            25
          1996                    5,658          1.35             4.87            26
          1995                    3,220          1.37             5.21            44

Class R (2/97)

          1999                    2,451           .55             5.10            11
          1998                       28           .52             5.32            15
          1997(c)                    --           .04*            5.31*           25
-----------------------------------------------------------------------------------------------------------------------------------

*     Annualized.

** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Louisiana.

(a)   After custodian fee credit and expense reimbursement, where applicable.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)   From commencement of class operations as noted.

                                             Section 5  Financial Highlights  27

North Carolina Municipal Bond Fund**

                                      Investment Operations                 Less Distributions
                               -----------------------------------  ----------------------------------
Class
(Inception
Date)
                                                    Net
                                               Realized
                                                    and                                                  Ending
Year               Beginning          Net    Unrealized                    Net                              Net
Ending             Net Asset   Investment    Investment             Investment     Capital                Asset         Total
May 31,                Value    Income(a)   Gain (Loss)      Total      Income       Gains       Total    Value     Return(b)
------------------------------------------------------------------------------------------------------------------------------
Class A (3/86)

   1999               $10.62         $.51         $(.15)      $.36       $(.51)      $(.09)     $(.60)   $10.38         3.43%

   1998                10.28          .53           .34        .87        (.53)         --       (.53)    10.62         8.69

   1997                10.05          .54           .23        .77        (.54)         --       (.54)    10.28         7.79

   1996                10.23          .55          (.18)       .37        (.55)         --       (.55)    10.05         3.67

   1995                10.08          .57           .15        .72        (.57)         --       (.57)    10.23         7.45

Class B (2/97)

   1999                10.62          .44          (.15)       .29        (.43)       (.09)      (.52)    10.39         2.73

   1998                10.28          .45           .35        .80        (.46)         --       (.46)    10.62         7.89

   1997(c)             10.33          .12          (.06)       .06        (.11)         --       (.11)    10.28          .64

Class C (10/93)

   1999                10.60          .46          (.16)       .30        (.45)       (.09)      (.54)    10.36         2.85

   1998                10.26          .47           .34        .81        (.47)         --       (.47)    10.60         8.09

   1997                10.03          .48           .23        .71        (.48)         --       (.48)    10.26         7.20

   1996                10.22          .49          (.18)       .31        (.50)         --       (.50)    10.03         3.01

   1995                10.06          .51           .16        .67        (.51)         --       (.51)    10.22         6.97

Class R (2/97)

   1999                10.62          .53          (.15)       .38        (.53)       (.09)      (.62)    10.38         3.61

   1998                10.28          .55           .34        .89        (.55)         --       (.55)    10.62         8.88

   1997(c)             10.27          .18           .01        .19        (.18)         --       (.18)    10.28         1.92
------------------------------------------------------------------------------------------------------------------------------

                               Ratios/Supplemental Data
                    -----------------------------------------------
Class
(Inception
Date)
                                           Ratio of Net
                                 Ratio of    Investment
                      Ending     Expenses        Income
Year                     Net   to Average    to Average  Portfolio
Ending                Assets          Net           Net   Turnover
May 31,                (000)    Assets(a)     Assets(a)       Rate
-------------------------------------------------------------------
Class A (3/86)

   1999             $183,370          .74%         4.80%        11%
   1998              186,340          .86          5.06         29
   1997              181,595          .93          5.31         23
   1996              185,016          .90          5.32         54
   1995              191,850          .91          5.73         35

Class B (2/97)

   1999               10,609         1.44          4.11         11
   1998                3,609         1.61          4.23         29
   1997(c)               271         1.62*         4.60*        23

Class C (10/93)

   1999               17,507         1.24          4.31         11
   1998                8,291         1.41          4.50         29
   1997                7,065         1.48          4.76         23
   1996                6,589         1.45          4.77         54
   1995                6,049         1.46          5.13         35

Class R (2/97)

   1999                1,312          .53          5.01         11
   1998                  848          .66          5.24         29
   1997(c)               405          .66*         5.57*        23
-------------------------------------------------------------------

*    Annualized.

** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship North Carolina.

(a)  After custodian fee credit and expense reimbursement, where applicable.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

28  Section 5  Financial Highlights

Tennessee Municipal Bond Fund**


                                               Investment Operations                Less Distributions
                                        ------------------------------------  -------------------------------
Class
(Inception
Date)
                                                               Net
                                                          Realized
                                                               and                                              Ending
Year                         Beginning          Net     Unrealized                    Net                          Net
Ending                       Net Asset   Investment     Investment             Investment    Capital             Asset        Total
May 31,                          Value    Income(a)    Gain (Loss)    Total        Income      Gains    Total    Value    Return(b)
------------------------------------------------------------------------------------------------------------------------------------
Class A (11/87)

          1999                  $11.46         $.55         $(.15)    $ .40        $(.56)       $--    $(.56)   $11.30         3.47%
          1998                   11.06          .58           .40       .98         (.58)        --     (.58)    11.46         9.01
          1997                   10.83          .59           .23       .82         (.59)        --     (.59)    11.06         7.71
          1996                   11.01          .59          (.18)      .41         (.59)        --     (.59)    10.83         3.78
          1995                   10.78          .60           .23       .83         (.60)        --     (.60)    11.01         8.04

Class B (2/97)

          1999                   11.46          .47          (.16)      .31         (.47)        --     (.47)    11.30         2.72
          1998                   11.06          .49           .40       .89         (.49)        --     (.49)    11.46         8.21
          1997(c)                11.14          .14          (.09)      .05         (.13)        --     (.13)    11.06          .42

Class C (10/93)

          1999                   11.45          .49          (.15)      .34         (.49)        --     (.49)    11.30         2.97
          1998                   11.05          .52           .39       .91         (.51)        --     (.51)    11.45         8.39
          1997                   10.82          .53           .23       .76         (.53)        --     (.53)    11.05         7.12
          1996                   11.00          .53          (.18)      .35         (.53)        --     (.53)    10.82         3.22
          1995                   10.78          .54           .22       .76         (.54)        --     (.54)    11.00         7.35

Class R (2/97)

          1999                   11.44          .57          (.15)      .42         (.58)        --     (.58)    11.28         3.68
          1998                   11.04          .60           .40      1.00         (.60)        --     (.60)    11.44         9.20
          1997(c)                11.09          .20          (.05)      .15         (.20)        --     (.20)    11.04         1.40
------------------------------------------------------------------------------------------------------------------------------------


                                              Ratios/Supplemental Data
                                ----------------------------------------------------
Class
(Inception
Date)
                                                          Ratio of Net
                                              Ratio of      Investment
                                  Ending      Expenses          Income
Year                                 Net    to Average      to Average     Portfolio
Ending                            Assets           Net             Net      Turnover
May 31,                            (000)     Assets(a)       Assets(a)          Rate
-----------------------------------------------------------------------------------------------------------------------------------
Class A (3/86)

          1999                  $285,935           .84%           4.81%           16%
          1998                   278,232           .82            5.11            15
          1997                   257,475           .85            5.35            23
          1996                   250,886           .88            5.30            38
          1995                   241,778           .89            5.64            23
Class B (2/97)

          1999                    12,410          1.59            4.08            16
          1998                     5,775          1.58            4.31            15
          1997(c)                    537          1.37*           4.72*           23

Class C (1/94)

          1999                    28,134          1.39            4.27            16
          1998                    20,673          1.37            4.55            15
          1997                    15,049          1.40            4.80            23
          1996                    15,483          1.43            4.75            38
          1995                    12,494          1.44            5.08            23

Class R (2/97)

          1999                       529           .64            5.01            16
          1998                       534           .62            5.29            15
          1997(c)                    248           .46*           5.75*           23

-----------------------------------------------------------------------------------------------------------------------------------

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Georgia.

(a) After custodian fee credit and expense reimbursement, where applicable.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)   From commencement of class operations as noted.

                                               Section 5 Financial Highlights 29

Appendix  Additional State Information


Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

Georgia

One of the nation's fastest growing states in terms of population, Georgia has benefited from steady economic and employment growth as a result of the State's stable and broad-based trade and service economy, low average cost of living, and extensive transportation infrastructure.

The State's unemployment level is low at 3.7% in July 1999, below the national average of 4.3% in July 1999 and down from the State's 4.3% rate in July 1998. Per capita income in 1998 was $25,106, approximately 95% of the national average.

As of August 31, 1999, Georgia's general obligation debt carried AAA ratings from Standard & Poor's, Moody's, and Fitch. These rating reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment

The Georgia Fund's regular monthly dividends will not be subject to Georgia personal income tax to the extent they are paid out of income earned on Georgia municipal bonds or U.S. government securities. You will be subject to Georgia personal income tax, however, to the extent the Georgia Fund distributes any taxable income or realized capital gains, or if you sell or exchange Georgia Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Georgia Fund is similar to that described above.


30  Appendix

Louisiana

Louisiana's economic base has experienced some improvement after the recession of the 1980's. Per capita personal income grew 5.0% to $21,835 in 1998, but remains at 82% of the national average. The unemployment rate for the State was 4.7% in July 1999, above the national average of 4.3%.

The State possesses natural resources which have played a significant role in driving the economy. Chemicals provide the largest employment in the manufacturing industry. Tourism is the second largest industry in the State, generating $339 million in State and local taxes and 112,000 jobs created by the end of 1998. Louisiana will continue to rely on the gaming industry, despite a sector employment drop due to the consolidation and downsizing of hotels and casinos. Prospects of a land based casino in New Orleans could provide a boost both locally and statewide.

The State's general obligation bond rating by Moody's, Standard & Poor's and Fitch is A2, A+ and A, respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment

The Louisiana Fund's regular monthly dividends will not be subject to Louisiana personal income tax to the extent they are paid out of income earned on Louisiana municipal obligations or U.S. government securities. You will be subject to Louisiana personal income tax, however, to the extent the Louisiana Fund distributes any taxable income or realized capital gains, or if you sell or exchange Louisiana Fund shares and realize capital gains on the transaction.

The treatment of corporate shareholders of the Louisiana Fund is similar to that described above.

North Carolina

North Carolina's economy continues to grow and diversify. The State ranks among the top ten states in economic growth, as measured by employment growth. While manufacturing remains an important employment sector, the services and retail trade sectors also supply a significant percentage of employment. Growth in the high-technology sector has helped diversify the State's economy and also has helped offset recent employment losses in the textile, apparel, and tobacco industries.

The State's unemployment rate was 2.9% in July 1999, below the national average of 4.3% in July 1999 and down from the State's 3.3% rate in July 1998. Per capita income in 1998 was 24,122, approximately 91% of the national average.

As of August 31, 1999, Moody's, Standard & Poor's, and Fitch all rate the State AAA. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment

The North Carolina Fund's regular monthly dividends will not be subject to North Carolina personal income taxes to the extent they are paid out of income earned on North Carolina municipal bonds or obligations of the


                                                                    Appendix  31

U.S. government. You will be subject to North Carolina personal income taxes, however, to the extent the North Carolina Fund distributes any taxable income or realized capital gains, or if you sell, or exchange North Carolina Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the North Carolina Fund is similar to that described above.

Tennessee

Tennessee's economy experienced strong growth in the early 1990's, but the economic climate in the State has changed somewhat since then. Economic growth has slowed from its strong pace of the early 1990's, as growth in the service sector and in the State major metropolitan areas has moderated. As a result of the good growth in the auto and truck manfacturing sectors, the State is now more vulnerable to economic cycles. Still, the economy has been healthy.

Tennessee's unemployment rate in July 1999 was 3.4%, compared to the national average of 4.3% in July 1999 and the State's 4.0% average in July 1998. Per capita income was $23,615 in 1998, about 89% of the national average.

As of August 31, 1999, Tennessee's general obligation bonds carried ratings of Aaa/AAA/AAA by Moody's, Standard & Poor's and Fitch, respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment

The Tennessee Fund's regular monthly dividends will not be subject to Tennessee personal income taxes to the extent they are paid out of income earned on or capital gains realized from the sale of Tennessee municipal bonds or U.S. government securities. You will be subject to Tennessee personal income taxes, however, to the extent the Tennessee Fund distributes any taxable income or realized capital gains on other securities. You will not be subject to Tennessee personal income taxes if you sell or exchange Tennessee Fund shares.

The treatment of corporate shareholders of the Tennessee Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information.

32  Appendix

Nuveen Mutual Funds


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Dividend and Growth Fund

Income

Income Fund

Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term

Limited-term

State Municipal Bond Funds

Arizona        Louisiana         North Carolina
California/1/  Maryland          Ohio
Colorado       Massachusetts/1/  Pennsylvania
Connecticut    Michigan          Tennessee
Florida        Missouri          Virginia
Georgia        New Jersey        Wisconsin
Kansas         New Mexico
Kentucky       New York/1/


Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the Funds' investments is available in the Funds' annual and semi-annual report to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information; or ask your financial adviser for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549.

The Funds' Investment Company file number is 811-07943.

1. Long-term and insured long-term portfolios.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com


                                                                 VPR-MS5-NA 9-99

                                                         September 28, 1999

NUVEEN FLAGSHIP MULTISTATE TRUST III

Nuveen Flagship Georgia Municipal Bond Fund

Nuveen Flagship Louisiana Municipal Bond Fund

Nuveen Flagship North Carolina Municipal Bond Fund

Nuveen Flagship Tennessee Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses of the Nuveen Flagship Multistate Trust III dated September 28, 1999. The Prospectuses may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-12
Investment Adviser and Investment Management Agreement..................... S-21
Portfolio Transactions..................................................... S-22
Net Asset Value............................................................ S-23
Tax Matters................................................................ S-23
Performance Information.................................................... S-30
Additional Information on the Purchase and Redemption of Fund Shares....... S-36
Distribution and Service Plan.............................................. S-44
Independent Public Accountants and Custodian............................... S-45
Financial Statements....................................................... S-45
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports; each is included herein by reference.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Tennessee Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Multistate Trust III. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has four series: the Nuveen Flagship Georgia Municipal Bond Fund (formerly the

Flagship Georgia Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Louisiana Municipal Bond Fund (formerly the Flagship Louisiana Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship North Carolina Municipal Bond Fund (formerly the Flagship North Carolina Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Flagship Tennessee Municipal Bond Fund (formerly the Flagship Tennessee Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

  As described in the Prospectus, each of the Funds invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, except that the Fund may not invest more than 20% of its net assets in unrated bonds and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Year 2000 Issues

  The "Year 2000" problem refers to the fact that many computer programs use only the last two digits of a year, and do not recognize a year that begins with "20" instead of "19." If this problem is not corrected, computers could function improperly or not at all, which could affect the global economy. The SEC has urged securities issuers to disclose the steps they are taking to correct any Year 2000 problems.

  The Funds invest primarily in municipal securities. If municipal issuers do not correct any Year 2000 problems in a timely manner, they could experience problems in conducting their operations or in making payments on their securities, which could cause the value of these securities to decline. Municipal issuers could experience three types of Year 2000 problems. First, if an issuer's internal computer systems experience Year 2000 problems, this could disrupt an issuer's operations (such as its ability to collect local taxes or fees). Second, an issuer may rely on other parties for the payments that support its debt service, such as servicers that collect mortgage or student loan payments, and those third parties may have Year 2000 problems that interfere with their ability to forward payments to the issuer. Third, an issuer may have mechanical problems in sending payments to its securities holders.

  Nuveen Advisory is obtaining information about the Year 2000 readiness of the issuers of its portfolio securities.

Portfolio Trading and Turnover

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

  The portfolio turnover rates for the 1998 and 1999 fiscal years for the Funds were:

                                                        Fiscal Year Fiscal Year
                                                           1998        1999
                                                        ----------- -----------
      Nuveen Flagship Georgia Municipal Bond Fund......     39%         25%
      Nuveen Flagship Louisiana Municipal Bond Fund....     25%         15%
      Nuveen Flagship North Carolina Municipal Bond
       Fund............................................     23%         29%
      Nuveen Flagship Tennessee Municipal Bond Fund....     23%         15%

When-issued Securities or Delayed-Delivery Securities

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

Special Considerations Relating to Municipal Obligations of Designated States

  As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Factors Pertaining to Georgia

  One of the nation's fastest growing states in terms of population, Georgia has benefited from steady economic and employment growth as a result of the State's stable and broad-based trade/service economy, low average cost of living, and extensive transportation infrastructure. The State's economy has slowed somewhat since the activity associated with the 1996 Olympic games. Despite the slight decline, Georgia's job creation continues to outpace the national rate. Much of the growth has centered in the business services and healthcare sectors and has been centered in the metropolitan Atlanta area.

  The State's unemployment level is low at 3.7% in July 1999, below the national average of 4.3% in July 1999, and down from the State's 4.3% rate in July 1998. Per capita income in 1998 was $25,106, approximately 95% of the national average.

  As of August 31, 1999, Georgia's general obligation debt carries AAA ratings from S&P, Moody's, and Fitch. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Factors Pertaining to Louisiana

  Louisiana's economic base has experienced some improvement after the recession of the 1980's. Population has increased approximately 3.5% since 1990 after ten years of zero growth. Per capita personal income has increased and was $21,385 in 1998, but remains at about 81% of the national average. The unemployment rate for the State was 5.3% in June 1999, above the national average of 4.3%.

  The State possesses natural resources which have played a significant role in driving the economy. Chemicals provide the largest employment in the manufacturing industry. Tourism is the second largest industry in the State, adding $7 billion to the economy and generating $468 million in state and local taxes by the end of 1996. Louisiana will continue to rely on the gaming industry, despite a sector employment drop of about 4% in 1996 due to the consolidation and downsizing of hotels and casinos. Prospects of a land-based casino in New Orleans could provide a boost both locally and statewide.

  The State's general obligation bond rating by Moody's, Standard & Poor's and Fitch is A2, A- and A, respectively.

Factors Pertaining to North Carolina

  North Carolina's economy continues to grow and diversify. The State ranks among the top ten states in terms of economic growth, as measured by employment growth. While manufacturing remains an important employment sector, the services and retail trade sectors also supply a significant percentage of employment. Growth in the high-technology sector has helped diversify the State's economy and has also helped offset recent employment losses in the textile, apparel, and tobacco industries.

  The State's unemployment rate was 2.9% in July 1999, below the national average of 4.3% in July 1998 and down from the State's 3.3% rate in July 1998. Per capita income in 1998 was $24,122, approximately 91% of the national average.

  As of August 31, 1999, Moody's, S&P, and Fitch all rate the State's general obligation bonds AAA. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Factors Pertaining to Tennessee

  Tennessee's economy experienced strong growth in the early 1990's, but the economic climate in the State has changed somewhat since then. Economic growth has slowed from its strong pace of the early 1990's, as growth in the Service Sector and in the State major metropolitan areas has moderated. As a result of the good growth in the auto and truck manufacturing sectors, the State is now more vulnerable to economic cycles. Still, the economy has been healthy.

  Tennessee's unemployment rate in July 1999 was 3.4%, compared to the national average of 4.3% in July 1999, and the State's 4.0% average in July 1998. Per capita income was $23,615 in 1998, about 89% of the national average.

  As of August 31, 1999, Tennessee's general obligation ratings are Aaa/AAA/AAA by Moody's, S&P and Fitch, respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Hedging and Other Defensive Actions

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-term Securities

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities ("temporary investments"). Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has seven trustees, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                                  Positions
                        Date of  and Offices             Principal Occupations
Name and Address         Birth   with Trust              During Past Five Years
----------------        -------  -----------             ----------------------
Timothy R.              3/28/49 Chairman of   Chairman since July 1, 1996 of The John
 Schwertfeger*                   the Board     Nuveen Company, John Nuveen & Co.
 333 West Wacker Drive           and President Incorporated, Nuveen Advisory Corp. and
 Chicago, IL 60606               and Trustee   Nuveen Institutional Advisory Corp.; prior
                                               thereto Executive Vice President and
                                               Director of The John Nuveen Company, John
                                               Nuveen & Co. Incorporated; Director of
                                               Nuveen Advisory Corp. (since 1992), and
                                               Nuveen Institutional Advisory Corp.;
                                               Chairman and Director (since January 1997)
                                               of Nuveen Asset Management, Inc.; Director
                                               (since 1996) of Institutional Capital
                                               Corporation; Chairman and Director of
                                               Rittenhouse Financial Services Inc. (since
                                               1999).
Robert P. Bremner       8/22/40 Trustee       Private Investor and Management Consultant.
 3725 Huntington
 Street, N.W.
 Washington, D.C. 20015
Lawrence H. Brown       7/29/34 Trustee       Retired (August 1989) as Senior Vice
 201 Michigan Avenue                           President of The Northern Trust Company.
 Highwood, IL 60040
Anne E. Impellizzeri    1/26/33 Trustee       President and Chief Executive Officer of
 3 West 29th Street                            Blanton-Peale Institutes of Religion and
 New York, NY 10010                            Health (since December 1990).
Peter R. Sawers         4/3/33  Trustee       Adjunct Professor of Business and Economics,
 22 The Landmark                               University of Dubuque, Iowa; Adjunct
 Northfield, IL 60093                          Professor, Lake Forest Graduate School of
                                               Management, Lake Forest, Illinois.
William J. Schneider    9/24/44 Trustee       Senior Partner and Chief Operating Officer,
 4000 Miller-Valentine                         Miller-Valentine Partners; Vice President,
 Ct.                                           Miller-Valentine Group, a development and
 P.O. Box 744                                  contract company; Member Community Advisory
 Dayton, OH 45401                              Board, National City Bank, Dayton, Ohio.

                                Positions
                  Date of      and Offices                Principal Occupations
Name and Address   Birth        with Trust               During Past Five Years
----------------  -------      -----------               ----------------------
Judith M.         12/29/47 Trustee              Executive Director, Gaylord and Dorothy
 Stockdale                                       Donnelley Foundation (since 1994);
 35 E.                                           prior thereto, Executive Director,
 Wacker                                          Great Lakes Protection Fund (from 1990
 Drive                                           to 1994).
 Suite
 2600
 Chicago,
 IL 60601
Alan G.           12/28/60 Vice President and   Vice President and General Counsel
 Berkshire                  Assistant Secretary  (since September 1997) and Secretary
 333 West                                        (since May 1998) of The John Nuveen
 Wacker                                          Company, John Nuveen & Co.
 Drive                                           Incorporated; Vice President (since
 Chicago,                                        September 1997) and Assistant Secretary
 IL 60606                                        (since July 1999) of Nuveen Advisory
                                                 Corp. and Nuveen Institutional Advisory
                                                 Corp., prior thereto, Partner in the
                                                 law firm of Kirkland & Ellis.
Peter H.          11/28/67 Vice President and   Vice President of John Nuveen & Co.
 D'Arrigo                   Treasurer            Incorporated (since January 1999),
 333 West                                        prior thereto, Assistant Vice President
 Wacker                                          (from January 1997); formerly,
 Drive                                           Associate of John Nuveen & Co.
 Chicago,                                        Incorporated; Chartered Financial
 IL 60606                                        Analyst.
Michael S.        6/26/57  Vice President       Vice President of Nuveen Advisory Corp.
 Davern                                          (since January 1997); prior thereto,
 One South                                       Vice President and Portfolio Manager
 Main                                            (since September 1991) of Flagship
 Street                                          Financial.
 Dayton,
 OH 45402
Lorna C.          10/24/45 Vice President       Vice President of John Nuveen & Co.
 Ferguson                                        incorporated; Vice President (since
 333 West                                        January 1998) of Nuveen Advisory Corp.
 Wacker                                          and Nuveen Institutional Advisory Corp.
 Drive
 Chicago,
 IL 60606
William M.         3/2/64  Vice President       Vice President of Nuveen Advisory Corp.
 Fitzgerald                                      (since December 1995); Assistant Vice
 333 West                                        President of Nuveen Advisory Corp.
 Wacker                                          (from September 1992 to December 1995),
 Drive                                           prior thereto, Assistant Portfolio
 Chicago,                                        Manager of Nuveen Advisory Corp.
 IL 60606
Stephen D.        5/31/54  Vice President and   Vice President of John Nuveen & Co.
 Foy                        Controller           Incorporated and (since May 1998) The
 333 West                                        John Nuveen Company; Certified Public
 Wacker                                          Accountant.
 Drive
 Chicago,
 IL 60606
J. Thomas          7/5/55  Vice President       Vice President of Nuveen Advisory Corp.;
 Futrell                                         Chartered Financial Analyst.
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606

                            Positions
                  Date of  and Offices             Principal Occupations
Name and Address   Birth    with Trust            During Past Five Years
----------------  -------  -----------            ----------------------
Richard A.        3/26/63 Vice President Vice President of Nuveen Institutional
 Huber                                    Advisory Corp. (since March 1998); and
 333 West                                 Nuveen Advisory Corp. (since January
 Wacker                                   1997) prior thereto, Vice President and
 Drive                                    Portfolio Manager of Flagship
 Chicago, IL                              Financial, Inc.
 60606

Steven J.   8/21/57 Vice President       Vice President of Nuveen Advisory Corp.
 Krupa
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
Larry W.    7/27/51 Vice President and   Vice President, Assistant Secretary and
 Martin              Assistant Secretary  Assistant General Counsel of John Nuveen &
 333 West                                 Co. Incorporated; Vice President and
 Wacker                                   Assistant Secretary of Nuveen Advisory
 Drive                                    Corp.; Vice President and Assistant
 Chicago,                                 Secretary of Nuveen Institutional Advisory
 IL 60606                                 Corp.; Assistant Secretary of The John
                                          Nuveen Company and (since January 1997)
                                          Nuveen Asset Management Inc.
Edward F.   7/7/65  Vice President       Vice President (since September 1996),
 Neild,                                   previously Assistant Vice President (since
 IV                                       December 1993) of Nuveen Advisory Corp.,
 333 West                                 Portfolio manager prior thereto; Vice
 Wacker                                   President (since September 1996),
 Drive                                    previously Assistant Vice President (since
 Chicago,                                 May 1995) of Nuveen Institutional Advisory
 IL 60606                                 Corp., Portfolio manager prior thereto
                                          Chartered Financial Analyst.
Stephen     9/20/57 Vice President       Vice President (since September 1997),
 S.                                       previously Assistant Vice President (since
 Peterson                                 September 1996) Portfolio Manager prior
 333 West                                 thereto of Nuveen Advisory Corp.; Chartered
 Wacker                                   Financial Analyst.
 Drive
 Chicago,
 IL 60606
Stuart W.   5/1/56  Vice President       Vice President of John Nuveen & Co.
 Rogers                                   Incorporated.
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
Thomas C.   7/31/51 Vice President       Vice President of Nuveen Advisory Corp. and
 Spalding,                                Nuveen Institutional Advisory Corp.;
 Jr.                                      Chartered Financial Analyst.
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
Gifford     9/9/56  Vice President       Vice President, Assistant Secretary and
 R.                  and Secretary        Associate General Counsel formerly
 Zimmerman                                Assistant General Counsel of John Nuveen &
 333 West                                 Co. Incorporated; Vice President and
 Wacker                                   Assistant Secretary of Nuveen Advisory
 Drive                                    Corp. and Nuveen Institutional Advisory
 Chicago,                                 Corp.; Vice President and Assistant
 IL 60606                                 Secretary of The John Nuveen Company;
                                          Chartered Financial Analyst.

  Peter Sawers and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 54 Nuveen closed-end funds advised by Nuveen Advisory Corp. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended May 31, 1999. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                     Total
                                                   Aggregate      Compensation
                                                 Compensation    From Trust and
                                                from the Series   Fund Complex
      Name of Trustee                            of this Trust  Paid to Trustees
      ---------------                           --------------- ----------------
      Robert P. Bremner (1)....................     $2,566          $73,000
      Lawrence H. Brown........................     $2,774          $80,000
      Anne E. Impellizzeri (2).................     $2,566          $73,000
      Peter R. Sawers (3)......................     $2,575          $73,750
      William J. Schneider (4).................     $2,566          $73,000
      Judith M. Stockdale (5)..................     $2,566          $73,500

--------

(1) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees (including the return from the assumed investments in the eligible Nuveen Funds) payable from the Trust is $36.

(2) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust is $243.

(3) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust is $247.

(4) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust is $243.

(5) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust is $61.




  Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

  The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who,
as of September   ,, 1999, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
Nuveen Flagship Georgia
 Municipal Bond Fund        MLPF&S                                   32.80%
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./970C4
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Georgia
 Municipal Bond Fund        MLPF&S                                   31.73
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./97NC2
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Georgia
 Municipal Bond Fund        MLPF&S                                   49.60
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./97C83
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484


Nuveen Flagship Georgia
 Municipal Bond Fund        Carolyn P. Fellows                       23.54
 Class R Shares............ Carolyn P. Fellows Trust
                            415 Sassafras Rd.
                            Roswell, GA 30076-3669
                            Alan J. Brown                            15.15
                            432 Calton Hill Ct.
                            Alpharetta, GA 30004
                            Wilfred E. Boykin                        13.95
                            1725 Briarcliff Rd.
                            Milledgeville, GA 31061-2154
                            J.V. Brooks                              13.17
                            P.O. Box 818
                            Valdosta, GA 31603-0818
                            Roger T. Hansen                          10.44
                            Marian L. Hansen
                            2289 Blaylock-Goldmine Rd.
                            Clayton, GA 30525
                            Kurt Vogt                                 6.70
                            and Inge Vogt
                            1118 Reading Dr., NW
                            Acworth, GA 30102-3426

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
Nuveen Flagship Louisiana
 Municipal Bond Fund        MLPF&S                                   42.54
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./70079
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Louisiana
 Municipal Bond Fund        MLPF&S                                   51.98
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./97NC5
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Louisiana
 Municipal Bond Fund        MLPF&S                                   71.08
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./97DD4
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Louisiana
 Municipal Bond Fund        Bear Stearns Securities Corp.            96.82
 Class R Shares............ FBO 187-62656-28
                            1 Metrotech Center North
                            Brooklyn, NY 11201-3859
Nuveen Flagship North
 Carolina Municipal Bond    MLPF&S                                   14.93
 Fund Class A Shares....... for the sole benefit of its customers
                            Attn: Fund Admin./970C6
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship North
 Carolina Municipal Bond    MLPF&S                                   10.43
 Fund Class B Shares....... for the sole benefit of its customers
                            Attn: Fund Admin./97NC8
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship North
 Carolina Municipal Bond    MLPF&S                                   17.15
 Fund Class C Shares....... for the sole benefit of its customers
                            Attn: Fund Admin./97CM8
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
Nuveen Flagship North
 Carolina Municipal Bond    Louise S. Allen                           9.23
 Fund Class R Shares....... 157 Sitterson Loop
                            Plymouth, NC 27962-9566
                            John R. Campbell                          8.91
                            2701 St. Claire Rd
                            Winston-Salem, NC 27106-5022
                            James H. Ward                             5.82
                            P.O. Box 67
                            Plymouth, NC 27962-0067
                            Maryellen D. Casler                       5.34
                            1726 Seabrook Ave.
                            Cary, NC 27511-5625
Nuveen Flagship Tennessee                                            20.47
 Municipal Bond Fund        MLPF&S
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./970N6
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Tennessee
 Municipal Bond Fund        MLPF&S                                   13.43
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./97ND0
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Tennessee
 Municipal Bond Fund        MLPF&S                                   47.42
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin./97CM7
                            4800 Deer Lake Dr., E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Tennessee
 Municipal Bond Fund        Darius A. Hensley                        23.90
 Class R Shares............ P.O. Box 305
                            Piney Flats, TN 37686-0305
                            Edward D. Jones and Co. FAO              18.18
                            Hugh A. Stephenson
                            EDJ 152-03466-1-8
                            P.O. Box 2500
                            Maryland Heights, MO 63043-8500
                            J.C. Bradford Co. Cust. FBO              12.70
                            Jeffrey L. Cooper
                            330 Commerce Street
                            Nashville, TN 37201-1809

                                                                   Percentage
Name of Fund and Class         Name and Address of Owner          of Ownership
----------------------         -------------------------          ------------
Nuveen Flagship Tennessee
 Municipal Bond Fund           J.C. Hawk                             10.50%
 Class R Shares (cont'd)...... and Ruth L. Hawk
                               2015 Sherwood Dr.
                               Johnson City, TN 37601-3236
                               Georgia J. Bartosch                    9.64
                               Georgia Jean Bartosch Living Trust
                               3535 Kirby Rd Apt. A121
                               Memphis, TN 38115-3710
                               Walter Wolentarski                     7.90
                               Patricia A. Wolentarski
                               665 Rebel Rd
                               Old Hickory, TN 37138-1045
                               Terry F. Heffstetler                   5.80
                               Helen B. Heffstetler
                               3942 US Hwy. 411 S
                               Maryville, TN 37801-7646

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

Average Daily Net Assets                                          Management Fee
------------------------                                          --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For net assets over $2 billion...................................  .4750 of 1%

  For the last three fiscal years, the Funds paid net management fees as follows:

                              Management Fees Net of    Fee Waivers and Expense
                            Expense Reimbursement Paid      Reimbursements
                                for the Year Ended        For the Year Ended
                            --------------------------- -----------------------
                             5/31/97   5/31/98  5/31/99 5/31/97 5/31/98 5/31/99
                            --------- --------- ------- ------- ------- -------
Georgia Municipal Bond
 Fund......................   338,940   461,866         283,341 278,606
Louisiana Municipal Bond
 Fund......................   223,450   412,374         193,709 122,920
North Carolina Municipal
 Bond Fund.................   850,815 1,064,856         133,892     --
Tennessee Municipal Bond
 Fund...................... 1,051,491 1,508,648         341,259  56,952

  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. Nuveen is the sponsor of the Nuveen Defined Portfolios, and is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and Defined Portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the Exchange is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

Federal Income Tax Matters

  The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect of such shares. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes.

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, (i) gain on the sale of shares held for more than 18 months will generally be taxed at a maximum marginal rate of 20%, (ii) gain on the sale of shares held for more than one year but not more than 18 months will generally be taxed at a maximum marginal rate of 28%, and (iii) gain on the sale of shares held for not more than one year and other ordinary income will generally be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate on net income may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

State Tax Matters

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax adviser for more detailed information about state taxes to which they may be subject.

Georgia

  The following is a general, abbreviated summary of certain provisions of the applicable Georgia tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Georgia Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Georgia Fund transactions.

  The following is based on the assumptions that the Georgia Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Georgia Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Georgia Fund's shareholders.

  The Georgia Fund will be subject to the Georgia corporate net worth tax and the Georgia corporate income tax only if it has a sufficient nexus with Georgia. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions from the Georgia Fund that are attributable to interest on any obligation of Georgia or its political subdivisions or on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Georgia personal income tax or the Georgia corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Georgia personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Georgia Fund will be subject to the Georgia personal and corporate income taxes.

  Shares of the Georgia Fund may be subject to the Georgia estate tax if held by a Georgia decedent at the time of death.

  Shareholders should note that the Georgia intangible personal property tax has been repealed effective January 1, 1997.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Georgia and local tax matters.

Louisiana

  The following is a general, abbreviated summary of certain provisions of the applicable Louisiana tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Louisiana Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Louisiana Fund transactions.

  The following is based on the assumptions that the Louisiana Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Louisiana Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Louisiana Fund's shareholders.

  The Louisiana Fund will be subject to the Louisiana corporate franchise tax and corporate income tax only if it has a sufficient nexus with Louisiana. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the Louisiana Fund that are attributable to interest on any obligation of Louisiana and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Louisiana personal income tax or the Louisiana corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Louisiana personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Louisiana Fund will be subject to the Louisiana personal and corporate income taxes.

  Shares of the Louisiana Fund may be subject to the Louisiana inheritance tax and the Louisiana estate tax if held by a Louisiana decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Louisiana tax matters.

North Carolina

  The following is a general, abbreviated summary of certain provisions of the applicable North Carolina tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the North Carolina Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to North Carolina Fund transactions.

  The following is based on the assumptions that the North Carolina Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause North Carolina Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the North Carolina Fund's shareholders.

  The North Carolina Fund will be subject to the North Carolina corporation income tax and the North Carolina franchise tax only if it has a sufficient nexus with North Carolina. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions from North Carolina Fund that are attributable to interest on any obligation of North Carolina or its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the North Carolina personal income tax or the North Carolina corporation income tax. All other distributions, including distributions attributable to capital gains, will be subject to the North Carolina personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the North Carolina Fund will be subject to the North Carolina personal and corporate income taxes.

  Shares of the North Carolina Fund may be subject to the North Carolina inheritance tax and the North Carolina estate tax if owned by a North Carolina decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning North Carolina and local tax matters.

Tennessee

  The following is a general, abbreviated summary of certain provisions of the applicable Tennessee tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Tennessee Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Tennessee Fund transactions.

  The following is based on the assumptions that the Tennessee Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will invest at least 75% of its assets in obligations of Tennessee and its political subdivisions ("Tennessee Obligations") or obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations"), that it will satisfy the conditions which will cause Tennessee Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Tennessee Fund's shareholders.

  The Tennessee Fund is not subject to Tennessee taxes.

  Distributions from the Tennessee Fund that are attributable to interest on Tennessee Obligations or to interest on Federal Obligations will not be subject to the Tennessee individual income tax (also known as the "Hall income tax"). In addition, under current administrative practice of the Tennessee Department of Revenue, dividends attributable to gains realized from the sale or exchange of Tennessee Obligations or Federal Obligations will not be subject to the Tennessee individual income tax. All other distributions will be subject to such tax.

  All distributions from the Tennessee Fund, regardless of source, will be subject to the Tennessee corporate excise tax.

  Gain on the sale, exchange, or other disposition of shares of the Tennessee Fund will not be subject to the Tennessee individual income tax but will be subject to the Tennessee corporate excise tax.

  Shares of the Tennessee Fund may be subject to the Tennessee inheritance tax and the Tennessee estate tax if owned by a Tennessee decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Tennessee and local tax matters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                      cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20%.

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.

                                                 As of May 31, 1999
                                     ------------------------------------------
                                            Combined Federal       Taxable
                                     Yield and State Tax Rate* Equivalent Yield
                                     ----- ------------------- ----------------
      Georgia Municipal Bond Fund
        Class A Shares.............  4.01%       45.60%             7.04%
        Class B Shares.............  3.43%       45.60%             6.02%
        Class C Shares.............  3.63%       45.60%             6.37%
        Class R Shares.............  4.38%       45.60%             7.68%
      Louisiana Municipal Bond Fund
        Class A Shares.............  4.32%       45.60%             7.45%
        Class B Shares.............  3.76%       45.60%             6.48%
        Class C Shares.............  3.96%       45.60%             6.83%
        Class R Shares.............  4.71%       45.60%             8.12%
      North Carolina Municipal Bond
      Fund
        Class A Shares.............  4.51%       47.40%             8.13%
        Class B Shares.............  3.96%       47.40%             7.14%
        Class C Shares.............  4.16%       47.40%             7.50%
        Class R Shares.............  4.92%       47.40%             8.86%
      Tennessee Municipal Bond Fund
        Class A Shares.............  3.92%       45.60%             6.88%
        Class B Shares.............  3.35%       45.60%             5.88%
        Class C Shares.............  3.55%       45.60%             6.23%
        Class R Shares.............  4.30%       45.60%             7.54%

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields table in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20%, were as follows:

                                                          May 31, 1999
                                                 -------------------------------
                                                       Distribution Rates
                                                 -------------------------------
                                                 Class A Class B Class C Class R
                                                 ------- ------- ------- -------
      Georgia Municipal Bond Fund...............  4.54%   3.97%   4.20%   4.97%
      Louisiana Municipal Bond Fund.............  4.65%   4.12%   4.33%   5.06%
      North Carolina Municipal Bond Fund .......  4.59%   3.98%   4.23%   4.97%
      Tennessee Municipal Bond Fund.............  4.63%   4.09%   4.25%   5.05%

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for the Class A Shares of each fund reflect actual performance for all periods. For the Georgia, Louisiana, North Carolina, and Tennessee Funds, the Class B, C and R Shares, total returns reflect actual performance for periods since class inception, and the Class A Shares' performance for periods prior to inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                               Inception Dates
                                                              ------------------
      Georgia Municipal Bond Fund
        Class A Shares.......................................     March 27, 1986
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................    January 4, 1994
        Class R Shares.......................................   February 1, 1997
      Louisiana Municipal Bond Fund
        Class A Shares....................................... September 12, 1989
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................   February 2, 1994
        Class R Shares.......................................   February 1, 1997
      North Carolina Municipal Bond Fund
        Class A Shares.......................................     March 27, 1986
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................    October 4, 1993
        Class R Shares.......................................   February 1, 1997
      Tennessee Municipal Bond Fund
        Class A Shares.......................................   November 2, 1987
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................    October 4, 1993
        Class R Shares.......................................   February 1, 1997

  The annual total return figures for the Funds, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods (as applicable) ended May 31, 1999 and for the period from inception through May 31, 1999, respectively, were:

                                              Annual Total Return
                                  --------------------------------------------
                                  One year Five years Ten years From inception
                                   ended     ended      ended      through
                                  May 31,   May 31,    May 31,     May 31,
                                    1999      1999      1999         1999
                                  -------- ---------- --------- --------------
     Georgia Municipal Bond Fund
       Class A Shares............  -0.99%    6.12%      6.63%       7.03%
       Class B Shares............  -1.37%    6.22%      6.61%       7.03%
       Class C Shares............   2.80%    6.47%      6.48%       6.79%
       Class R Shares............   3.67%    7.10%      7.11%       7.41%
     Louisiana Municipal Bond
        Fund
       Class A Shares............  -0.66%    6.44%        N/A       7.54%
       Class B Shares............  -0.96%    6.53%        N/A       7.51%
       Class C Shares............   3.20%    6.77%        N/A       7.42%
       Class R Shares............   4.03%    7.48%        N/A       8.07%
     North Carolina Municipal
        Bond Fund
       Class A Shares............  -0.95%    5.28%      6.27%       6.44%
       Class B Shares............  -1.18%    5.37%      6.26%       6.43%
       Class C Shares............   2.85%    5.60%      6.12%       6.18%
       Class R Shares............   3.61%    6.27%      6.77%       6.82%
     Tennessee Municipal Bond
        Fund
       Class A Shares............  -0.85%    5.47%      6.47%       7.15%
       Class B Shares............  -1.23%    5.55%      6.45%       7.15%
       Class C Shares............   2.97%    5.79%      6.33%       6.96%
       Class R Shares............   3.68%    6.43%      6.95%       7.58%

  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  The cumulative total return figures for the Funds, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods (as applicable) ended May 31, 1999, and for the period since inception through May 31, 1999, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were as follows:

                                        Cumulative Total Return
                                ---------------------------------------
                                                                From
                                One year Five years Ten years inception
                                 ended     ended      ended    through
                                May 31,   May 31,    May 31,   May 31,
                                  1999      1999      1999      1999
                                -------- ---------- --------- ---------
     Georgia Municipal Bond
        Fund
       Class A Shares..........  -0.99%    34.60%    89.99%    144.90%
       Class B Shares..........  -1.37%    35.25%    89.65%    144.79%
       Class C Shares..........   2.80%    36.79%    87.43%    137.51%
       Class R Shares..........   3.67%    40.88%    98.78%    156.41%
     Louisiana Municipal Bond
        Fund
       Class A Shares..........  -0.66%    36.63%       N/A    102.59%
       Class B Shares..........  -0.96%    37.22%       N/A    102.04%
       Class C Shares..........   3.20%    38.74%       N/A    100.42%
       Class R Shares..........   4.03%    43.41%       N/A    112.58%
     North Carolina Municipal
        Bond Fund
       Class A Shares..........  -0.95%    29.34%    83.70%    127.59%
       Class B Shares..........  -1.18%    29.87%    83.48%    127.37%
       Class C Shares..........   2.85%    31.31%    81.14%    120.42%
       Class R Shares..........   3.61%    35.54%    92.54%    138.46%
     Tennessee Municipal Bond
        Fund
       Class A Shares..........  -0.85%    30.53%    87.10%    122.49%
       Class B Shares..........  -1.23%    30.99%    86.83%    122.31%
       Class C Shares..........   2.97%    32.47%    84.79%    117.87%
       Class R Shares..........   3.68%    36.57%    95.81%    132.86%

  Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using the 43.0% maximum combined marginal federal and State tax rate for 1999, the annual taxable equivalent total return for the Georgia Municipal Fund's Class A shares for the one-year period ended May 31, 1999 was 7.07%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan), and may be lower for accounts opened through fee-based programs.

  Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of
 .20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on May 31, 1999 of Class A shares from the Nuveen Flagship Georgia Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

      Net Asset Value per share......................................... $11.19
      Per Share Sales Charge--4.20% of public offering price (4.38% of
       net asset value per share).......................................    .49
                                                                         ------
      Per Share Offering Price to the Public............................ $11.68

  The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

  The following Class A sales charges and commissions apply to the Funds:

                                                                      Authorized Dealer
                         Sales Charge as % of  Sales Charge as % of  Commission as % of
   Amount of Purchase    Public Offering Price Net Amount Invested  Public offering Price
   ------------------    --------------------- -------------------- ---------------------
Less than $50,000.......         4.20%                 4.38%                3.70%
$50,000 but less than
 $100,000...............         4.00%                 4.18%                3.50%
$100,000 but less than
 $250,000...............         3.50%                 3.63%                3.00%
$250,000 but less than
 $500,000...............         2.50%                 2.56%                2.00%
$500,000 but less than
 $1,000,000.............         2.00%                 2.04%                1.50%
$1,000,000 and over.....           --(1)                 --                 1.00%(1)

--------
(1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Shares Purchase Eligibility

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $3,000 and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free (800) 257-8787.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

  . investors purchasing $1,000,000 or more;

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay authorized dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 2.5% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of e initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. A Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $2.5 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;
    and their immediate family members or trustees/directors of any fund, sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

Any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time upon prior written notice to shareholders of the Funds.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged upon shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following seven special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 12% of the current market value; and 7) redemptions of Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

General Matters

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

  Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

  To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust III, dated February 1, 1997 and last renewed on July 31, 1998 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen (or Flagship Financial Inc., which Nuveen acquired on January 1, 1997) for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                Year Ended               Year Ended               Year Ended
                               May 31, 1999             May 31, 1998             May 31, 1997
                         ------------------------ ------------------------ ------------------------
                          Amount of     Amount     Amount of     Amount     Amount of     Amount
                         Underwriting Retained By Underwriting Retained By Underwriting Retained By
                         Commissions   Flagship   Commissions    Nuveen    Commissions   Flagship
Fund                     ------------ ----------- ------------ ----------- ------------ -----------
Georgia Fund............                              300           41         293           39
Louisiana Fund..........                              367           39         254           33
North Carolina Fund.....                              289           40         358           49
Tennessee Fund..........                              662           67         639           88

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended May 31, 1999, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. The service fee for the Class A, Class B and Class C Shares was .20% and the distribution fee for the Class B Shares was .75% and for the Class C Shares was .55%.

                                                           Compensation Paid to
                                                          Authorized Dealers for
                                                            end of Fiscal 1999
                                                          ----------------------
Georgia Municipal Bond Fund
  Class A................................................        $235,172
  Class B................................................        $ 14,815
  Class C................................................        $116,640
Louisiana Municipal Bond Fund
  Class A................................................        $164,872
  Class B................................................        $ 40,431
  Class C................................................        $ 79,636
North Carolina Municipal Bond Fund
  Class A................................................        $371,113
  Class B................................................        $ 13,177
  Class C................................................        $ 56,974
Tennessee Municipal Bond Fund
  Class A................................................        $537,896
  Class B................................................        $ 24,120
  Class C................................................        $130,791

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 has been selected as auditors for the Trust. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those auditors in giving their reports.

  The custodian of the Funds' assets is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting, and portfolio accounting services.

  The Funds' transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Reports; and are incorporated herein by reference.

APPENDIX A

Ratings of Investments

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                                    VAI-MS3 9-98

                                                    May 31, 1999   Annual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

Nuveen Municipal Bond Funds

Dependable, tax-free income to help
you keep more
of what you earn.




[PHOTO APPEARS HERE]




Georgia
Louisiana
North Carolina
Tennessee


 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

     Contents

  1  Dear Shareholder

  3  Nuveen Flagship Georgia Municipal Bond Fund

  6  Nuveen Flagship Louisiana Municipal
     Bond Fund

  9  Nuveen Flagship North Carolina Municipal Bond Fund

 12  Nuveen Flagship Tennessee Municipal Bond Fund

 15  Portfolio of Investments

 33  Statement of Net Assets

 35  Statement of Operations

 36  Statement of Changes in Net Assets

 38  Notes to Financial Statements

 43  Financial Highlights

 47  Report of Independent Public
     Accountants

 48  Building a Better Portfolio

 49  Fund Information

DEAR
Shareholder

[Photo of Timothy R. Schwertfeger Appears Here]

I invite you to take a few minutes to read the annual report we've prepared for you on the performance of your Nuveen state municipal bond fund for the fiscal year ended May 31, 1999. You, along with your financial adviser, have made a sound choice in choosing Nuveen to manage this portion of your assets. Since 1898, more than 1.3 million investors have trusted us to help them build and sustain the wealth of a lifetime.

I'm pleased to report your fund continued to meet its primary objective of providing you with dependable tax-free income and attractive after-tax total returns. I will briefly describe the national economic environment during the past 12 months. My discussion is followed by comments about the strategies employed in managing your fund from the portfolio manager of each fund represented in this report.




The Year In Review.

The Federal Reserve eased short-term rates for the first time in almost three years by cutting the federal funds rate in the fall of 1998 three times, bringing it to 4.75%. A month after the close of your fund's fiscal year, the Fed raised its target by 25 basis points to 5%. (Be sure to read your fund manager's comments about managing your fund in a rising interest rate environment.)

  The fed funds rate is the rate that banks charge each other for overnight loans and serves as the basis many financial institutions use for setting interest charges on a variety of products, from mortgage and car loans to credit cards.

  The Fed's rate cuts were made to avert a potential domestic credit crunch and restore some stability to global markets. The moves seemed to have worked, as the U.S. economy since has continued its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades, prompting the late June reversal by the Fed.

  All indications point to a confident U.S. consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock and job markets. This confidence is reflected in the most recent Consumer Confidence Index report, issued by the Conference Board Inc., which showed a record-setting eighth consecutive month of gains in June.

  On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to send recovery signals.

  Domestic inflation continues to be benign, with an increase of 2.1% for the 12 months ended May 31, 1999. The general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable.

  Federal Reserve Chairman Alan Greenspan recently stated that a key factor in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.

Why Municipal Bonds? Our municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. Even in 1999, with interest rates rising again, municipals outperformed Treasuries through the end of May.

     The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds, to some extent, from the price decline that occurred in the Treasury market during the first part of the year. While the yield on 30-year Treasury bonds rose from 5.10% at the end of December to 5.83% as of May 31, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, gained 15 basis points--from 5.26% to 5.41%. Given the inverse relationship between interest rates and bond prices, we saw bond prices fall as rates rose over this period.

     Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries.

     This performance differential reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises in 1998. As the financial turmoil subsided, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities, and the decline in demand caused U.S. Treasuries to drop in price.

     At the end of May 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds--even before the tax advantages of municipal bonds were taken into account. During the funds' fiscal year, that ratio hit a high of 104% in December.

     On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

     During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997.

     In the first part of 1999, however, as the market settled into a more stable interest rate environment, refunding activity has dropped off dramatically, resulting in a drop in municipal supply. This, in turn, has enhanced the attractiveness of the municipal bonds that were brought to market, as demand--especially from individual investors--remained relatively strong.

The Value of Nuveen Expertise. Nuveen Mutual Funds are a diverse collection of investments featuring highly regarded asset management firms--Premier Advisers(SM)--who direct the investment activities of each portfolio.

     The Premier Advisers are firms that have earned a reputation for excellence in their field of expertise--including Nuveen Investment Advisory Services for income investing, Rittenhouse Financial Services for growth investing and Institutional Capital Corporation for value investing.

     For more information on our funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227, or download one from www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security.

     We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
July 15, 1999

NUVEEN FLAGSHIP GEORGIA MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the Georgia fund for the fiscal year ended May 31, 1999.

Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.

How strong is Georgia's economy? With an unemployment rate of just 3.7% in May, Georgia's economy is among the strongest in the nation. It is also among the fastest growing high-technology states in the U.S., adding 45,000 jobs during the 1990s.
  The state enjoys one of the highest population growth rates in the country, attracting new college graduates in fields such as finance and high technology.
  As a result of the strength of Georgia's expanding economy, municipalities have looked to the municipal bond market to finance their growing infrastructure and school financing needs. Issuers in the state took advantage of low interest rates in late 1998 and early 1999, bringing many sizable bond issues to market.
  Issuance has continued strong in 1999, as the city of Atlanta issued $1.1 billion worth of water and sewer bonds. Atlanta is privatizing the management of its water system, and is the largest city in the nation to have done so.


How did Nuveen Flagship Georgia Municipal Bond Fund perform during its fiscal year? Nuveen Flagship Georgia Municipal Bond Fund generated a total return on net asset value of 3.34%, outperforming the 3.24% average annual total return posted by the Lipper Georgia Municipal Debt Peer Group.* Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent return, for investors in the 35% combined federal and state income tax bracket, was 6%.**
  As of May 31, 1999, the fund's SEC 30-day yield was 4.18%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 6.43% on a taxable investment.


How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined.
To protect the fund's income stream, we looked for bonds with call dates far into the future--or better yet, that are noncallable. Only 4.66% of the Georgia portfolio is callable between now and the year 2001.
  On the heels of Atlanta's successful sale of $1.1 billion of water and sewer revenue bonds during the first quarter of 1999, many Georgia issuers brought new bonds to market during the second quarter. Unlike the overall municipal market, which has experienced a market decline in new issue supply, Georgia's new issuance was up considerably during the period.
  We took advantage of this market opportunity by buying Georgia bonds while supply was strong and prices were relatively inexpensive. Purchases such as Ginnie Mae-backed Atlanta Housing Authority Multifamily Housing Revenue bonds and insured Private Colleges and Universities Authority Student Housing Revenue bonds provide very good yield on a risk-adjusted basis.
  We expect other purchases, such as DeKalb County Water & Sewer bonds, will generate substantial retail interest for a long time to come and, as a result, will provide the fund with good liquidity.

* The Lipper Peer Group return represents the average annualized total return of the 34 funds in the Lipper Georgia Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

**Taxable equivalent total return equals a fund's taxable equivalent income
  (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

  In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. Nuveen Research helps identify these opportunities.
  Nuveen Research also helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets. For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.
  Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.
  In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell-- and subsequently buying similar securities, whose yield reflected the higher interest rates.
  Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.


What is your outlook for Nuveen Flagship Georgia Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's average maturity beyond that of our Lipper peer group. We believe that bond yields are currently attractive relative to inflation. Should interest rates fall or remain stable, the portfolio's longer effective maturity would be beneficial.
  With Georgia's strong economy and influx of population, we expect there will continue to be a buoyant supply and demand for municipal bonds in areas such as housing, healthcare, education and utilities. We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.


"Unlike the overall municipal market, which has experienced a market decline in new issue supply, Georgia's new issuance was up considerably during the period. We took advantage of this market opportunity by buying Georgia bonds while supply was strong and prices were relatively inexpensive."

  NUVEEN FLAGSHIP GEORGIA MUNICIPAL BOND FUND

Highlights  as of May 31, 1999

Quick Facts

                                                        A Shares    B Shares    C Shares    R Shares
NAV                                                       $11.02      $11.03      $11.00      $10.99
----------------------------------------------------------------------------------------------------
May's Declared Dividend*                                 $0.0435     $0.0365     $0.0385     $0.0455
----------------------------------------------------------------------------------------------------
Fund Symbol                                                FGATX         N/A       FGACX         N/A
----------------------------------------------------------------------------------------------------
CUSIP                                                  67065P501   67065P600   67065P709   67065P808
----------------------------------------------------------------------------------------------------
Inception Date                                              3/86        2/97        1/94        2/97
----------------------------------------------------------------------------------------------------

*Paid June 1, 1999

Total Returns (Annualized)+

                                                    A Shares          B Shares    C Shares   R Shares
                                                NAV        Offer         NAV         NAV        NAV
1-Year                                          3.34%      -0.99%       2.57%       2.80%      3.67%
----------------------------------------------------------------------------------------------------
1-Year TER**                                    6.00%       1.56%       4.81%       5.16%      6.46%
----------------------------------------------------------------------------------------------------
5-Year                                          7.04%       6.12%       6.38%       6.47%      7.10%
----------------------------------------------------------------------------------------------------
10-Year                                         7.08%       6.63%       6.61%       6.48%      7.11%

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 35%).

Index Comparison*

         [LINE CHART APPEARS HERE]

  Nuveen Flagship Nuveen Flagship Lehman Brothers
  Georgia Municipal Georgia Municipal Municipal
  Bond Fund (Offer) Bond Fund (NAV) Bond Index

  May
  ---
  1989    9,580     10,000     10,000
  1990   10,017     10,456     10,731
  1991   11,007     11,490     11,813
  1992   11,977     12,502     12,974
  1993   13,274     13,856     14,526
  1994   13,518     14,111     14,885
  1995   14,642     15,284     16,240
  1996   15,087     15,748     16,982
  1997   16,502     17,225     18,391
  1998   18,381     19,187     20,117
  1999   18,992     19,825     21,058

  Nuveen Flagship Georgia Municipal Bond Fund (Offer) $18,922
  Nuveen Flagship Georgia Municipal Bond Fund (NAV) $19,825
  Lehman Brothers Municipal Bond Index $21,058

 * The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Monthly Tax-Free Dividends (Class A Shares)*

         [BAR CHART APPEARS HERE]

  460
  460
  460
  460
  450
  450
  450
  450
  450
  435
  435

       500
       400
       300
       200
       100
         0

Portfolio Statistics

Fund Net Assets                                         $164.9 million
----------------------------------------------------------------------
Effective Maturity                                         22.63 years
----------------------------------------------------------------------
Average
Effective Duration                                                8.89
----------------------------------------------------------------------

Top Five Sectors/1/

Housing (Multifamily)                                              16%
----------------------------------------------------------------------
Tax Obligation (Limited)                                           16%
----------------------------------------------------------------------
Water and Sewer                                                    16%
----------------------------------------------------------------------
U.S. Guaranteed                                                    13%
----------------------------------------------------------------------
Health Care                                                        11%
----------------------------------------------------------------------


Bond Credit Quality/1/

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed......69%
AA..............12%
A...............12%
BBB/NR.......... 7%

/1/  as a percentage of total bond holdings


 Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

NUVEEN FLAGSHIP LOUISIANA MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Mike Davern discusses fund performance, the municipal market and key investment strategies for the Louisiana fund for the fiscal year ended May 31, 1999.

Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.

What's driving the Louisiana economy?

The Louisiana economy is heavily dependent on the energy industry, so the level of oil and gas prices can have a major effect. While energy prices plummeted in the second half of 1998 as it appeared that global demand would weaken, prices recovered in early 1999, which bodes well for the state.
     Overall, Louisiana's unemployment rate is quite low at 4.4% as of May 31. The state's other important industry is tourism, which fuels sales tax and gaming revenues.
     With low interest rates and growing infrastructure and school financing needs, the state's municipal bond issuance was robust in 1998. Rising interest rates in 1999, however, significantly slowed municipal bond activity--both new issuance and refundings--in the latter half of the fund's fiscal year.
     There were two reasons the market slowed--the increased interest rates, which primarily slowed new issuance, plus the fact that the refunding market has essentially been exhausted. Municipalities flooded the market with refundings in recent years when interest rates were dropping. A provision of the Tax Reform Act of 1986, however, limits municipalities to only one tax-exempt refunding per issue.
     As was the case on the national level, increasing concerns about strong economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.



How did Nuveen Flagship Louisiana Municipal Bond Fund perform during its fiscal year?

Nuveen Flagship Louisiana Municipal Bond Fund generated a total return on net asset value of 3.73%, compared to the 3.50% average annual total return posted by the Lipper Louisiana Municipal Debt Peer Group.* Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent return, for investors in the 34% combined federal and state income tax bracket, was 6.31%.**
     As of May 31, 1999, the fund's SEC 30-day yield was 4.51%. For investors in the combined 34% federal and state income tax bracket, that is equivalent to a yield of 6.83% on a taxable investment.



How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.
     In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality.
     Nuveen Research also helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets.

 *The Lipper Peer Group return represents the average annualized total return of the 11 funds in the Lipper Louisiana Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

**Taxable equivalent total return equals a fund's taxable equivalent income
  (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.
     Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.
     With interest rates at a higher level, and the widening differential between lower-rated and higher-rated credits, we took the opportunity to investigate lower-rated issues.
     For example, we purchased a portion of the BBB+ rated Louisiana Public Facility Hospital Revenue bonds for the Touro Infirmary project in New Orleans, at a 5.72% yield, maturing in 2029.
     Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk. In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss-- because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield reflected the higher interest rates.
     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.

What is your outlook for Nuveen Flagship Louisiana Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's maturity beyond that of our Lipper peer group. We believe that bond yields are currently attractive relative to inflation. Should interest rates fall or remain stable, the portfolio's longer effective maturity would be beneficial.
     The fund will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.
     "Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk."

     NUVEEN FLAGSHIP LOUISIANA MUNICIPAL BOND FUND

Highlights  as of May 31, 1999


Quick Facts
                                    A Shares    B Shares    C Shares    R Shares

NAV                                   $11.38     $ 11.37     $ 11.36     $ 11.38
--------------------------------------------------------------------------------
May's Declared Dividend*              $0.046     $0.0390     $0.0410     $0.0480
--------------------------------------------------------------------------------
Fund Symbol                            FTLAX         N/A       FTLCX         N/A
--------------------------------------------------------------------------------
CUSIP                              67065P881   67065P873   67065P865   67065P857
--------------------------------------------------------------------------------
Inception Date                          9/89        2/97        2/94        2/97
--------------------------------------------------------------------------------
* Paid June 1, 1999


Total Returns (Annualized)/+/
                                   A Shares     B Shares    C Shares    R Shares
                                 NAV   Offer       NAV         NAV         NAV
1-Year                          3.73%  -0.66%     2.98%       3.20%       4.03%
--------------------------------------------------------------------------------
1-Year TER**                    6.31%   1.82%     5.18%       5.51%       6.73%
--------------------------------------------------------------------------------
5-Year                          7.36%   6.44%     6.69%       6.77%       7.48%
--------------------------------------------------------------------------------
Since Inception                 8.01%   7.54%     7.51%       7.42%       8.07%

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 34%).



Index Comparison*

[LINE CHART APPEARS HERE]

                 Nuveen Flagship         Nuveen Flagship     Lehman Brothers
               Louisiana Municipal     Louisiana Municipal      Municipal
September       Bond Fund (Offer)        Bond Fund (NAV)        Bond Index
  1989              9,580                     10,000              10,000
  May
  1990             10,117                     10,592              10,680
  1991             11,624                     12,134              12,088
  1992             12,929                     13,496              13,352
  1993             14,765                     15,412              15,053
  1994             14,208                     14,831              14,686
  1995             15,752                     16,442              16,329
  1996             16,941                     17,684              17,316
  1997             18,549                     19,362              18,879
  1998             20,226                     21,113              20,524
  1999             20,304                     21,194              20,762

Nuveen Flagship Louisiana Municipal Bond Fund (Offer) $20,304
Nuveen Flagship Louisiana Municipal Bond Fund (NAV) $21,194
Lehman Brothers Municipal Bond Index $20,762

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


Monthly Tax-Free Dividends (Class A Shares)*

[BAR CHART APPEARS HERE]

Month
-----
June         .0480
July         .0480
August       .0480
September    .0480
October      .0470
November     .0470
December     .0470
January      .0470
February     .0470
March        .0470
April        .0460
May          .0460

* The fund also paid shareholders capital gains distributions in December of $0.0409 per share.



Morningstar Rating/TM 1/
****
Overall rating among 1,586
municipal bond funds as
of 5/31/99.


Portfolio Statistics

Fund Net Assets                    $141.8 million
-------------------------------------------------
Effective Maturity                    22.10 years
-------------------------------------------------
Average
Effective Duration                           9.15
-------------------------------------------------


Top Five Sectors/2/

Health Care                                   20%
-------------------------------------------------
Housing (Single Family)                       16%
-------------------------------------------------
Tax Obligation (General)                      11%
-------------------------------------------------
Tax Obligation (Limited)                      11%
-------------------------------------------------
Utilities                                     10%
-------------------------------------------------


Bond Credit Quality/2/

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed.....67%
AA..............6%
A..............10%
BBB/NR.........17%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

/1/ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A Shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 5/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. A shares of the fund received 4 stars for the 3- and 5-year periods. The top 10% of the funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1,586, 1,184, and 368 funds for the three-, five-, and 10-year periods, respectively.

/2/ as a percentage of total bond holdings

     NUVEEN FLAGSHIP NORTH CAROLINA MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the North Carolina fund for the fiscal year ended May 31, 1999.

Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.

How strong is North Carolina's economy? North Carolina has one of the nation's lowest unemployment rates at 3.1% as of May 31. Growth in the high technology and pharmaceutical industries continues to outpace job losses in the textile, apparel and furniture industries. Population and job growth are driven by the state's low cost of doing business and its excellent university system.

     Despite North Carolina's expanding economy, municipal bond issuance was relatively quiet during the past fiscal year. As was the case on the national level, increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.

How did Nuveen Flagship North Carolina Municipal Bond Fund perform during its fiscal year? Nuveen Flagship North Carolina Municipal Bond Fund generated a total return on net asset value of 3.43%. That compares to the 3.37% average annual total return posted by the Lipper North Carolina Municipal Debt Peer Group.* The fund's taxable equivalent total return, for investors in the 36.5% combined federal and state income tax bracket, was 6.26%.** The fund ranked 18th out of 40 municipal bond funds in its Lipper peer group for the fiscal year period. Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value.

     As of May 31, 1999, the fund's SEC 30-day yield was 4.71%. For investors in the combined 36.5% federal and state income tax bracket, that is equivalent to a yield of 7.42% on a taxable investment.

How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.

     In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. From the limited supply available, we purchased several housing bonds because they continue to provide good yield and high credit quality.

     For example, the highly rated North Carolina Housing Finance Agency Home Ownership Revenue bonds offered a 5.3% yield, which compared favorably with yields available during the period for comparable maturity and quality.

     In addition, we continued to make selective buys in the healthcare sector, adding North Carolina Medical Care Commission Health Care Facilities for Duke University Health System bonds. The Duke system is among the strongest healthcare providers in the state and carries high ratings from the major credit rating agencies.

* The Lipper Peer Group return represents the average annualized total return of the 40 funds in the Lipper North Carolina Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     Nuveen Research helps us assess the credit quality of individual issuers, and it also monitors events in the overall municipal market and analyzes how those events affect individual state and national municipal markets.

     For example, Moody's Investors Services, a credit rating agency, lowered its rating on one of the state's largest issuers, North Carolina Eastern Municipal Power Authority. The downgrade can be attributed to the failure of state legislation that would have protected the electric utility industry in its increasingly deregulated environment.

     The fund did not have uninsured exposure to this issuer, but the uncertainty created in the municipal market by this and other credit-related situations prompted investors to demand higher yields for lower-rated issues, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield reflected the higher interest rates.


     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.



What is your outlook for Nuveen Flagship North Carolina Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's maturity beyond that of our Lipper peer group. We believe that bond yields are currently attractive relative to inflation. Should interest rates fall or remain stable, the portfolio's longer effective maturity would be beneficial.

     Because the fund is among Nuveen's largest and oldest funds, many bonds in the portfolio were purchased during a much higher interest rate environment and have substantially higher coupon rates than are available in today's market.

     At the same time, retail demand for North Carolina municipal bonds is often greater than supply. Many retail-type bond firms are showing a significant interest in 5% or better coupon bonds in order to meet their retail clients' needs. As supply in the North Carolina market allows, we will take advantage of this demand to sell bonds commanding high prices.

     In addition, we will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.


               "From the limited supply available, we purchased several housing bonds because they continue to provide good yield and high credit quality."

     NUVEEN FLAGSHIP NORTH CAROLINA MUNICIPAL BOND FUND

Highlights  as of May 31, 1999

Quick Facts
                                    A Shares    B Shares    C Shares    R Shares

NAV                                  $ 10.38     $ 10.39     $ 10.36     $ 10.38
--------------------------------------------------------------------------------
May's Declared Dividend*             $0.0415     $0.0345     $0.0365     $0.0430
--------------------------------------------------------------------------------
Fund Symbol                            FLNCX         N/A       FCNCX         N/A
--------------------------------------------------------------------------------
CUSIP                              67065P840   67065P832   67065P824   67065P816
--------------------------------------------------------------------------------
Inception Date                          3/86        2/97       10/93        2/97
--------------------------------------------------------------------------------
* Paid June 1, 1999

Total Returns (Annualized)/+/

                                    A Shares    B Shares    C Shares    R Shares
                                 NAV   Offer       NAV         NAV         NAV

1-Year                          3.43%  -0.95%     2.73%       2.85%       3.61%
--------------------------------------------------------------------------------
1-Year TER**                    6.26%   1.76%     5.10%       5.35%       6.54%
--------------------------------------------------------------------------------
5-Year                          6.18%   5.28%     5.53%       5.60%       6.27%
--------------------------------------------------------------------------------
10-Year                         6.73%   6.27%     6.26%       6.12%       6.77%

/+/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 36.5%).

Index Comparison*

[LINE CHART APPEARS HERE]

                      Nuveen Flagship       Nuveen Flagship
                      North Carolina        North Carolina       Lehman Brothers
                         Municipal             Municipal            Municipal
May                  Bond Fund (Offer)      Bond Fund (NAV)        Bond Index
1989                       9,580                10,000               10,000
1990                      10,074                10,516               10,731
1991                      11,010                11,492               11,813
1992                      12,032                12,560               12,974
1993                      13,434                14,023               14,526
1994                      13,606                14,202               14,885
1995                      14,619                15,260               16,240
1996                      15,154                15,819               16,982
1997                      16,334                17,050               18,391
1998                      17,754                18,533               20,117
1999                      18,363                19,168               21,058

Nuveen Flagship North Carolina Municipal Bond Fund (Offer) $18,363 Nuveen Flagship North Carolina Municipal Bond Fund (NAV) $19,168
Lehman Brothers Municipal Bond Index $21,058

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Monthly Tax-Free Dividends (Class A Shares)*

[BAR CHART APPEARS HERE]

Month
-----
June               .0445
July               .0430
August             .0430
September          .0430
October            .0430
November           .0430
December           .0430
January            .0415
February           .0415
March              .0415
April              .0415
May                .0415

* The fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0920 per share.

Portfolio Statistics

Fund Net Assets                    $212.8 million
-------------------------------------------------
Effective Maturity                    21.00 years
-------------------------------------------------
Average
Effective Duration                           8.54
-------------------------------------------------

Top Five Sectors/1/

Health Care                                   21%
-------------------------------------------------
Housing (Single Family)                       17%
-------------------------------------------------
Utilities                                     15%
-------------------------------------------------
Tax Obligation (Limited)                      14%
-------------------------------------------------
U.S. Guaranteed                                9%
-------------------------------------------------

Bond Credit Quality/1/

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed.....30%
AA.............44%
A..............16%
BBB/NR.........10%

/1/ as a percentage of total bond holdings

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

     NUVEEN FLAGSHIP TENNESSEE MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the Tennessee fund for the fiscal year ended May 31, 1999.

Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.

How strong is Tennessee's economy? The state's economy is fundamentally sound, although it has more exposure to national economic cycles due to increased automotive manufacturing within its borders, including plants owned by Nissan, Peterbilt and Saturn. Growth in the service, trade and manufacturing sectors has offset losses in the textile and apparel industries. The state's unemployment rate in May was 3.8%, down from 4.2% a year ago.

     Although Tennessee is not known as a leading state for high technology, Dell Computer, attracted to Tennessee's central location, recently announced that it would build a new facility near the Nashville airport.

     In spite of these strong economic conditions, municipal bond issuance was very limited during the period.


How did Nuveen Flagship Tennessee Municipal Bond Fund perform during its fiscal year? Nuveen Flagship Tennessee Municipal Bond Fund generated a total return on net asset value of 3.47%, compared to the 3.65% average annual total return posted by the Lipper Tennessee Municipal Debt Peer Group.* Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent total return, for investors in the 35% combined federal and state income tax bracket, was 6.14%.**

     As of May 31, 1999, the fund's SEC 30-day yield was 4.10%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 6.31% on a taxable investment.


How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.

     In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality.

     Purchases included high quality bonds with competitive yields such as the Tennessee Housing Development Agency Homeownership Program bonds. The program is one of the few regular sources of issuance for the state.

     In such a limited supply environment, market participants often approach the fund seeking bonds. Because demand outstrips supply, we can often negotiate very attractive prices for its bonds. However, bonds will not be sold out of the fund unless they can be replaced. We have an advantage because we can capitalize on Nuveen's extensive dealer network to locate and purchase attractive bonds to replace those sold into strong demand.

* The Lipper Peer Group return represents the average annualized total return of the funds in the Lipper Tennessee Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     In addition to assessing the credit quality of individual issuers, Nuveen Research helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets.

     For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

     Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.


     With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk offered.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.



What is your outlook for Nuveen Flagship Tennessee Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's maturity beyond that of our Lipper peer group. We believe that bond yields are currently attractive relative to inflation. Should interest rates fall or remain stable, the portfolio's longer effective maturity would be beneficial.

     Although Tennessee's economy is becoming stronger and more diversified, the supply of available bonds continues to be thin. Nevertheless, we will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.


 "In such a limited supply environment, market participants often approach the fund seeking bonds. Because demand outstrips supply, we can often negotiate very attractive prices for its bonds."

     NUVEEN FLAGSHIP TENNESSEE MUNICIPAL BOND FUND

Highlights  as of May 31, 1999


Quick Facts
                                    A Shares    B Shares    C Shares    R Shares

NAV                                  $ 11.30     $ 11.30     $ 11.30     $ 11.28
--------------------------------------------------------------------------------
May's Declared Dividend*             $0.0455     $0.0385     $0.0400     $0.0475
--------------------------------------------------------------------------------
Fund Symbol                            FTNTX       FTMBX       FTNCX         N/A
--------------------------------------------------------------------------------
CUSIP                              67065P758   67065P741   67065P733   67065P725
--------------------------------------------------------------------------------
Inception Date                         11/87        2/97       10/93        2/97
--------------------------------------------------------------------------------
* Paid June 1, 1999


Total Returns (Annualized)/+/

                                    A Shares    B Shares    C Shares    R Shares
                                 NAV   Offer       NAV         NAV         NAV

1-Year                          3.47%  -0.85%     2.72%       2.97%       3.68%
--------------------------------------------------------------------------------
1-Year TER**                    6.14%   1.70%     4.97%       5.32%       6.46%
--------------------------------------------------------------------------------
5-Year                          6.38%   5.47%     5.71%       5.79%       6.43%
--------------------------------------------------------------------------------
10-Year                         6.92%   6.47%     6.45%       6.33%       6.95%

/+/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (Based on a combined federal and state tax rate of 35%.)


Index Comparison*

[LINE CHART APPEARS HERE]

            Nuveen Flagship       Nuveen Flagship
           Tennessee Mutual      Tennessee Municipal     Lehman Brothers
May        Bond Fund (Offer)       Bond Fund (NAV)     Municipal Bond Index
1989                  9,580                 10,000             10,000
1990                 10,086                 10,528             10,731
1991                 11,054                 11,538             11,813
1992                 12,011                 12,537             12,974
1993                 13,524                 14,117             14,526
1994                 13,734                 14,336             14,885
1995                 14,839                 15,489             16,240
1996                 15,399                 16,075             16,982
1997                 16,587                 17,314             18,391
1998                 18,086                 18,879             20,117
1999                 18,717                 19,537             21,058


Nuveen Flagship Tennessee Municipal Bond Fund (Offer) $18,717
Nuveen Flagship Tennessee Municipal Bond Fund (NAV) $19,537
Lehman Brothers Municipal Bond Index $21,058

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

Month
-----
June         .0470
July         .0470
August       .0470
September    .0470
October      .0460
November     .0460
December     .0460
January      .0460
February     .0460
March        .0460
April        .0455
May          .0455




Portfolio Statistics

Fund Net Assets                    $327.0 million
-------------------------------------------------
Effective Maturity                    20.16 years
-------------------------------------------------
Average
Effective Duration                           8.08
-------------------------------------------------


Top Five Sectors/1/

U.S. Guaranteed                               16%
-------------------------------------------------
Health Care                                   15%
-------------------------------------------------
Tax Obligation (Limited)                      13%
-------------------------------------------------
Housing (Single Family)                       12%
-------------------------------------------------
Utilities                                     10%
-------------------------------------------------


Bond Credit Quality/1/

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed....47%
AA............31%
A.............13%
BBB/
NR.............9%

/1/ as a percentage of total bond holdings


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

Portfolio of Investments
Nuveen Flagship Georgia Municipal Bond Fund
May 31, 1999

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclical - 0.3%

$    500,000    White County (Georgia), Development Authority, Industrial Development        6/02 at 102        BBB+   $    528,330
                  Revenue Bonds (Springs Industries, Inc.), 6.850%, 6/01/10

-----------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 4.0%

   3,500,000    Albany Dougherty Payroll Development Authority (Georgia), Solid Waste       No Opt. Call          AA      3,445,855
                  Disposal Revenue Bonds (The Procter & Gamble Paper Products Company
                  Project), Series 1999, 5.200%, 5/15/28 (Alternative Minimum Tax)

   1,000,000    Development Authority of Cartersville (Georgia), Water and Wastewater        5/02 at 102          A+      1,082,120
                  Facilities Revenue Bonds, Series 1992 (Anheuser-Busch Project),
                  6.750%, 2/01/12 (Alternative Minimum Tax)

   2,000,000    Development Authority of Cartersville (Georgia), Sewage Facilities           5/07 at 101          A+      2,138,620
                  Refunding Revenue Bonds, Series 1997 (Anheuser-Busch Project),
                  6.125%, 5/01/27 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 1.0%

   1,000,000    Private Colleges and Universities Authority (Georgia), Revenue Bonds        No Opt. Call         AAA      1,177,170
                  (Mercer University Project), Series 1991, 6.500%, 11/01/15

     500,000    Private Colleges and Universities Authority (Georgia), Revenue Refunding     6/04 at 102         AAA        548,455
                  Bonds (Spelman College Project), Series 1994, 6.200%, 6/01/14

-----------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products - 2.5%

   1,500,000    Brunswick and Glynn County (Georgia), Development Authority, Revenue         3/08 at 102        Baa2      1,486,650
                  Refunding Bonds, Series 1998 (Georgia Pacific Corporation Project),
                  5.550%, 3/01/26 (Alternative Minimum Tax)

   1,000,000    Savannah (Georgia), Economic Development Authority, Pollution Control       No Opt. Call          A1      1,102,420
                  Revenue Refunding Bonds (Union Camp Corporation Project), Series 1995,
                  6.150%, 3/01/17

     500,000    Wayne County (Georgia), Development Authority, Solid Waste Disposal          7/00 at 102        BBB+        524,775
                  Revenue Bonds (ITT Rayonier, Inc. Project), Series 1990,
                  8.000%, 7/01/15 (Alternative Minimum Tax)

   1,000,000    Wayne County (Georgia) Development Authority, Pollution Control Revenue      5/03 at 102        BBB+      1,052,780
                  Refunding Bonds (ITT Rayonier Inc. Project), Series 1993,
                  6.100%, 11/01/07

-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 10.5%

   5,000,000    Baldwin County Hospital Authority (Georgia), Revenue Bonds (Oconee          12/08 at 102         BBB      4,735,100
                  Regional Medical Center), Series 1998, 5.375%, 12/01/28

   3,000,000    Chatham County Hospital Authority (Savannah, Georgia), Hospital Revenue      1/07 at 102         AAA      2,991,630
                  Refunding and Improvement Bonds (Memorial Medical Center, Inc.),
                  Series 1996A, 5.250%, 1/01/16

     500,000    Hospital Authority of Cherokee County (Georgia), Revenue Certificates,      12/00 at 102         AAA        534,030
                  Tax Exempt Series 1990, 7.250%, 12/01/15

   1,000,000    Coffee County Hospital Authority (Georgia), Revenue Anticipation            12/06 at 102         N/R      1,050,780
                  Certificates (Coffee Regional Medical Center, Inc. Project), Series
                  1997A, 6.750%, 12/01/16

                Development Authority of the City of Dalton (Georgia), Revenue
                Certificates (Hamilton Health Care System), Series 1996:
   2,000,000      5.250%, 8/15/26                                                            2/07 at 102         AAA      1,981,240
   2,000,000      5.500%, 8/15/26                                                           No Opt. Call         AAA      2,088,160

   2,000,000    Development Authority of the City of Dalton (Georgia), Revenue               2/08 at 101         Aaa      1,906,920
                  Certificates, Hamilton Health Care System (HLTC, Inc. Project), Series
                  1998, 5.000%, 8/15/28

   1,000,000    The Hospital Authority of Hall County and the City of Gainesville,          10/05 at 102         AAA      1,063,590
                  Revenue Anticipation Certificates (Northeast Georgia Healthcare
                  Project), Series 1995, 6.000%, 10/01/20

   1,000,000    Hospital Authority of Gwinnett County, Georgia, Revenue Anticipation         9/07 at 101         AAA        990,460
                  Certificates (Gwinnett Hospital System, Inc. Project), Series 1997A,
                  5.250%, 9/01/27

Portfolio of Investments
Nuveen Flagship Georgia Municipal Bond Fund (continued]
May 31, 1999

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 16.0%

$    755,000    Housing Authority of Clayton County, Georgia, Multifamily Housing           12/05 at 102         AAA   $    775,981
                  Revenue Bonds, Series 1995 (The Advantages Project),
                  5.700%, 12/01/16

   1,000,000    Housing Authority of the County of DeKalb, Georgia, Multifamily Housing      1/05 at 102         AAA      1,089,160
                  Revenue Bonds (The Lakes at Indian Creek Apartments Project), Series
                  1994, 7.150%, 1/01/25 (Alternative Minimum Tax)

   3,470,000    Housing Authority of the County of DeKalb, Georgia, Multifamily Housing      1/06 at 102           A      3,668,345
                  Revenue Bonds (Regency Woods I and II Project), Senior Series 1996A,
                  6.500%, 1/01/26

   4,000,000    Housing Authority of Fulton County, Georgia, Multifamily Housing             7/06 at 102           A      4,227,000
                  Revenue Bonds (Concorde Place Apartments Project), Series 1996A,
                  6.375%, 1/01/27 (Alternative Minimum Tax)

   4,715,000    Housing Authority of the City of Lawrenceville, Georgia, Multifamily         6/07 at 102         AAA      5,124,969
                  Housing Revenue Bonds (Knollwood Park Apartments Project), Series
                  1997, 6.250%, 12/01/29 (Alternative Minimum Tax)

   1,295,000    Housing Authority of the City of Macon, Georgia, Multifamily Mortgage       10/04 at 102         Aaa      1,378,605
                  Revenue Refunding Bonds, Series 1994A (FHA Insured Mortgage Loan The
                  Vistas), 6.450%, 4/01/26

                The Housing Authority of the City of Atlanta, Georgia, Multifamily
                Housing Revenue Bonds (The Village at Castleberry Hill Project), GNMA
                Collateralized Series 1999:
   3,000,000      5.300%, 2/20/29 (Alternative Minimum Tax)                                  2/09 at 102         AAA      2,981,970
   5,000,000      5.400%, 2/20/39 (Alternative Minimum Tax)                                  2/09 at 102         AAA      4,967,150

   1,840,000    Housing Authority of the City of Augusta, Georgia, Mortgage Revenue          5/05 at 102          Aa      1,971,118
                  Refunding Bonds, Series 1995A (FHA Insured Mortgage Loan - River Glen
                  Apartments, Section 8 Assisted Project), 6.500%, 5/01/27

-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 8.3%

                Housing Authority of Fulton County, Georgia, Single Family Mortgage
                Revenue Bonds (GNMA Mortgage-Backed Securities Program), Series 1995A:
     310,000      6.550%, 3/01/18 (Alternative Minimum Tax)                                  3/05 at 102         AAA        330,699
     105,000      6.600%, 3/01/28 (Alternative Minimum Tax)                                  3/05 at 102         AAA        110,177

                Housing Authority of Fulton County, Georgia, Single Family Mortgage
                Revenue Refunding Bonds (GNMA Mortgage-Backed Securities Program),
                Series 1996A:
     415,000      6.125%, 9/01/18 (Alternative Minimum Tax)                                  9/06 at 102         AAA        436,962
     655,000      6.200%, 9/01/27 (Alternative Minimum Tax)                                  9/06 at 102         AAA        690,770

                Georgia Housing and Finance Authority, Single Family Mortgage Bonds,
                1994 Series A (FHA Insured or VA Guaranteed Mortgage Loans):
   1,215,000      6.500%, 12/01/17 (Alternative Minimum Tax)                                 6/04 at 102         AAA      1,291,569
     750,000      6.600%, 12/01/23 (Alternative Minimum Tax)                                 6/04 at 102         AAA        799,155

   1,000,000    Georgia Housing and Finance Authority, Single Family Mortgage Bonds,         3/05 at 102         AAA      1,065,860
                  1995 Series A, Subseries A-2, 6.400%, 12/01/15 (Alternative Minimum
                  Tax)

   2,500,000    Georgia Housing and Finance Authority, Single Family Mortgage Bonds,         6/05 at 102         AAA      2,676,825
                  1995 Series B, Subseries B-2, 6.550%, 12/01/27 (Alternative Minimum Tax)

   3,355,000    Georgia Housing and Finance Authority, Single Family Mortgage Bonds,         6/06 at 102         AAA      3,579,013
                  1996 Series A, Subseries A-2, 6.450%, 12/01/27 (Alternative Minimum Tax)

   1,000,000    Georgia Housing and Finance Authority, Single Family Mortgage Bonds,        12/08 at 101         AAA        986,600
                  1998 Series B2, 5.200%, 12/01/26 (Alternative Minimum Tax)

     175,000    Georgia Residential Finance Authority, Home Ownership Mortgage Bonds,       12/99 at 103         AA+        181,365
                  1989 Series D (Conventional Mortgage Loans), 7.800%, 6/01/21
                  (Alternative Minimum Tax)

     235,000    Georgia Residential Finance Authority, Home Ownership Mortgage Bonds,       12/00 at 103         AA+        245,925
                  1990 Series A (FHA Insured or VA Guaranteed Mortgage Loans),
                  7.750%, 6/01/18 (Alternative Minimum Tax)

   1,235,000    Georgia Residential Finance Authority, Home Ownership Mortgage Bonds,       12/01 at 103         AA+      1,304,469
                  1991 Series A (FHA Insured or VA Guaranteed Mortgage Loans),
                  7.250%, 12/01/21 (Alternative Minimum Tax)

      55,000    Georgia Residential Finance Authority, Single Family Mortgage Bonds,         6/99 at 103         AA+         56,767
                  1988 Series B (FHA Insured or VA Guaranteed Mortgage Loans),
                  8.000%, 12/01/16

-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 3.6%

   3,810,000    Peach County School District (Georgia), General Obligation School Bonds,     2/05 at 102         AAA      4,290,289
                  Series 1994, 6.400%, 2/01/19

   1,500,000    Washington County School District (Georgia), General Obligation School       1/05 at 102         AAA      1,722,225
                  Bonds, Series 1994, 6.875%, 1/01/14


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 15.7%

$   570,000    Development Authority of Burke County (Georgia), Industrial Development       2/01 at 102           A   $    605,500
                 Revenue Bonds (Georgia Safe Corporation Project), Series 1991, 7.500%,
                 2/01/11 (Alternative Minimum Tax)

  1,150,000    Burke County Economic Development Authority (Georgia), Revenue Bonds         12/02 at 102           A      1,255,156
                 (Ritz Instrument Transformers, Inc. Project), Series 1991A, 7.250%,
                 12/01/11 (Alternative Minimum Tax)

  1,750,000    Association County Commissioners of Georgia Leasing Program (Butts           12/04 at 102         AAA      1,968,050
                 County, Georgia Public Purpose Project), Series 1994 Certificates of
                 Participation, 6.750%, 12/01/14

  1,000,000    The Hospital Authority of Clarke County (Georgia), Hospital Revenue           1/07 at 100         AAA        956,020
                 Certificates (Athens Regional Medical Center Project), Series 1996,
                 5.000%, 1/01/27

  1,215,000    Clayton County Solid Waste Management Authority (Georgia), Revenue Bonds,     2/02 at 102          AA      1,299,467
                 Series 1992A, 6.500%, 2/01/12

  3,000,000    Cobb-Marietta Coliseum and Exhibit Hall Authority (Georgia), Revenue         10/19 at 100         AAA      3,214,470
                 Refunding Bonds, Series 1993, 5.625%, 10/01/26

  1,000,000    Downtown Smyrna Development Authority (Georgia), Revenue Bonds,               2/05 at 102         AAA      1,136,060
                 Series 1994, 6.600%, 2/01/17

  2,765,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax            No Opt. Call         AA-      3,141,538
                 Revenue Bonds, Refunding Series N, 6.250%, 7/01/18

    500,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax            No Opt. Call         AAA        572,680
                 Revenue Bonds, Refunding Series P, 6.250%, 7/01/20

  2,000,000    Puerto Rico Highway and Transportation Authority, Highway Revenue         7/06 at 101 1/2           A      2,043,660
                 Bonds, Series 1996Y, 5.500%, 7/01/26

    125,000    Puerto Rico Infrastructure Finance Authority, Special Tax Revenue             7/99 at 101        BBB+        127,895
                 Bonds, Series 1988A, 7.750%, 7/01/08

  8,055,000    Upper Oconee Basin Water Authority (Georgia), Revenue Bonds,                  7/08 at 102         AAA      8,078,118
                 Series 1997, 5.250%, 7/01/27

  1,250,000    Hospital Authority of Ware County (Georgia), Revenue Anticipation             3/02 at 102         AAA      1,351,213
                 Certificates, Series 1992A (Satilla Park Hospital), 6.625%, 3/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 0.6%

  1,000,000    City of Atlanta, Georgia, Airport Facilities Revenue Refunding                1/07 at 101         AAA      1,037,390
                 Bonds, Series 1996, 5.250%, 1/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 12.3%

               Chatham County Hospital Authority, Hospital Revenue Bonds (Memorial
               Medical Center, Inc.) (Savannah, Georgia), Series 1990A:
    100,000      7.000%, 1/01/10 (Pre-refunded to 1/01/01)                                   1/01 at 102         AAA        106,962
  1,130,000      7.000%, 1/01/21 (Pre-refunded to 1/01/01)                                   1/01 at 102         AAA      1,208,671

    505,000    Cherokee County Water and Sewer Authority (Georgia), Revenue Bonds,          No Opt. Call         AAA        683,063
                 Series 1985, 9.750%, 8/01/09

    500,000    Hospital Authority of Colquitt County (Georgia), Hospital Revenue             3/02 at 102         AAA        546,540
                 Certificates, Series 1992, 6.700%, 3/01/12 (Pre-refunded to 3/01/02)

  1,000,000    City of Conyers (Georgia), Water and Sewer Revenue Bonds, Series              7/04 at 102         AAA      1,135,140
                 1994A, 6.600%, 7/01/15

    800,000    Downtown Marietta Development Authority (Georgia), Revenue Bonds,             1/02 at 102         Aaa        868,544
                 Series 1992, 6.600%, 1/01/19 (Pre-refunded to 1/01/02)

               Fulco Hospital Authority, Revenue Anticipation Certificates (Georgia
               Baptist Health Care System Project), Series 1992A:
  3,000,000      6.250%, 9/01/13 (Pre-refunded to 9/01/02)                                   9/02 at 102     Baa1***      3,264,030
  2,600,000      6.375%, 9/01/22 (Pre-refunded to 9/01/02)                                   9/02 at 102     Baa1***      2,838,680

  2,250,000    Fulco Hospital Authority, Refunding Revenue Anticipation Certificates         9/02 at 102     Baa1***      2,456,550
                 (Georgia Baptist Health Care System Project), Series 1992B, 6.375%,
                 9/01/22 (Pre-refunded to 9/01/02)

    500,000    City of Gainesville, Georgia, Water and Sewer Revenue Bonds,                 11/00 at 102         AAA        536,360
                 Series 1990B, 7.200%, 11/15/10 (Pre-refunded to 11/15/00)

  1,855,000    Development Authority of the City of Marietta (Georgia), Revenue             12/99 at 102         AAA      1,928,885
                 Bonds (Life College, Inc.), Series 1989, 7.250%, 12/01/19
                 (Pre-refunded to 12/01/99)

  1,200,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax             7/99 at 102         AAA      1,228,092
                 Revenue Bonds, Series L, 7.200%, 7/01/20 (Pre-refunded to 7/01/99)

Portfolio of Investments
Nuveen Flagship Georgia Municipal Bond Fund (continued)
May 31, 1999



   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$  1,650,000   Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax             7/04 at 102         AAA   $  1,889,184
                 Revenue Bonds, Second Indenture Series 1994A, 6.900%, 7/01/20
                 (Pre-refunded to 7/01/04)

   1,015,000   Peach County School District (Georgia), General Obligation School             2/05 at 102         AAA      1,137,876
                 Bonds, Series 1994, 6.300%, 2/01/14 (Pre-refunded to 2/01/05)

     500,000   Hospital Authority of Ware County (Georgia), Revenue Anticipation             3/01 at 102         AAA        524,080
                 Certificates, Series 1991, 7.125%, 3/01/15 (Pre-refunded to 3/01/01)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 7.7%

   1,800,000   Development Authority of Appling County (Georgia), Pollution Control          1/04 at 101         AAA      2,003,742
                 Revenue Bonds (Oglethorpe Power Corporation Hatch Project), Series
                 1994, 7.150%, 1/01/21

   1,500,000   Municipal Electric Authority of Georgia, General Power Revenue Bonds,         1/15 at 100           A      1,702,335
                 1992B Series, 6.375%, 1/01/16

               Municipal Electric Authority of Georgia, Power Revenue Bonds,
               Series Z:
   1,000,000     5.500%, 1/01/12                                                             1/10 at 100         AAA      1,061,150
   1,000,000     5.500%, 1/01/20                                                            No Opt. Call         AAA      1,051,230

               Development Authority of Monroe County (Georgia), Pollution Control
               Revenue Bonds (Oglethorpe Power Corporation, Scherer Project),
               Series 1992A:
     500,000     6.750%, 1/01/10                                                            No Opt. Call           A        578,610
   1,000,000     6.800%, 1/01/12                                                            No Opt. Call           A      1,168,780

   2,000,000   Municipal Electric Authority of Georgia, Project One Subordinated             1/07 at 101         AAA      1,984,460
                 Bonds, Series 1997A, 5.125%, 1/01/16

   1,250,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,          7/04 at 100        BBB+      1,271,825
                 5.500%, 7/01/20

   4,500,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series O,         No Opt. Call         AAA      1,831,860
                 0.000%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 15.5%

  12,000,000   City of Atlanta, Georgia, Water and Wastewater Revenue                        5/09 at 101         AAA     11,321,760
                 Bonds, Series 1999A, 5.000%, 11/01/38

               City of Brunswick, Georgia, Water and Sewer Revenue Refunding and
               Improvement Bonds, Series 1992:
     500,000     6.000%, 10/01/11                                                           No Opt. Call         AAA        558,070
     400,000     6.100%, 10/01/19                                                           No Opt. Call         AAA        452,156

   2,000,000   Cherokee County, Georgia, Water and Sewer Authority, Water and               No Opt. Call         AAA      2,105,980
                 Sewer Revenue Bonds, Refunding and Improvements Series 1993,
                 5.500%, 8/01/23

   8,500,000   DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 1999,          10/09 at 101          AA      8,177,000
                 5.000%, 10/01/28

   1,500,000   Henry County Water and Sewer Authority, Georgia, Water and Sewer             No Opt. Call         AAA      1,702,782
                 Revenue Bonds, Series 1996, 6.150%, 2/01/20

   1,000,000   City of Milledgeville, Georgia, Water and Sewer Revenue                      No Opt. Call         AAA      1,118,870
                 and Refunding Bonds, Series 1996, 6.000%, 12/01/16
-----------------------------------------------------------------------------------------------------------------------------------
$157,825,000   Total Investments - (cost $153,619,706) - 98.0%                                                          161,612,537
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.0%                                                                       3,239,126
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $164,851,663
               ====================================================================================================================



* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Louisiana Municipal Bond Fund
May 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 1.5%

$ 1,500,000    Parish of St. Charles, State of Louisiana, Pollution Control Revenue Bonds   11/02 at 102         BBB     $1,633,215
                 (Union Carbide Corporation), Series 1992, 7.350%, 11/01/22 (Alternative
                 Minimum Tax)

    500,000    Parish of St. John the Baptist, State of Louisiana, Environmental            12/08 at 101        Baa2        491,585
                 Improvement Revenue Bonds (USX Corporation Project), Refunding Series
                 of 1998, 5.350%, 12/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 4.2%

    750,000    Louisiana Public Facilities Authority, College and University Equipment      10/99 at 102          A+        774,075
                 and Capital Facilities Revenue Refunding Bonds (Loyola University
                 Project), Series 1989A, 7.250%, 10/01/09

    380,000    Louisiana Public Facilities Authority, College and University Equipment       4/02 at 102          A+        412,642
                 and Capital Facilities Revenue Refunding Bonds (Loyola University
                 Project), Series 1992, 6.750%, 4/01/10

    775,000    Louisiana Public Facilities Authority, Student Loan Revenue Bonds,            9/02 at 102         Aaa        824,678
                 Series 1992A-2, 6.600%, 3/01/03 (Alternative Minimum Tax)

  1,000,000    Louisiana Public Facilities Authority, Revenue Bonds (Tulane University      12/07 at 102         AAA      1,034,180
                 of Louisiana), Series 1997, 5.600%, 12/15/27

  1,000,000    Louisiana Public Facilities Authority, Revenue and Refunding Bonds            9/07 at 102         AAA        989,020
                 (Xavier University of Louisiana Project), Series 1997, 5.250%, 9/01/27

  1,000,000    Louisiana Public Facilities Authority, Revenue and Refunding Bonds            2/08 at 102         AAA        955,240
                 (Dillard University Project), Series 1998, 5.000%, 2/01/28

    960,000    Board of Supervisors of Louisiana State University and Agricultural and      10/08 at 102         AAA        914,026
                 Mechanical College, Revenue and Refunding Bonds (University of New
                 Orleans Project), Series 1998, 5.000%, 10/01/30
-----------------------------------------------------------------------------------------------------------------------------------
               Energy - 4.5%

  1,000,000    Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities       12/02 at 102         BBB      1,085,630
                 Refunding Revenue Bonds, Series 1992 (Occidental Petroleum Corporation
                 Project), 7.200%, 12/01/20

    500,000    Louisiana Offshore Terminal Authority, Deepwater Port Refunding Revenue       9/01 at 102           A        539,700
                 Bonds (LOOP Inc. Project), First Stage Series 1991B, 7.200%, 9/01/08

    475,000    Louisiana Offshore Terminal Authority, Deepwater Port Refunding Revenue       9/00 at 102           A        503,989
                 Bonds (LOOP Inc.), First Stage Series E, 7.600%, 9/01/10

  1,000,000    Louisiana Offshore Terminal Authority, Deepwater Port Refunding Revenue      10/08 at 100           A        977,860
                 Bonds, Series 1998 (LOOP LLC Project), 5.200%, 10/01/18

  3,150,000    Parish of St. Bernard, Louisiana, Exempt Facility Revenue Bonds (Mobil       11/06 at 102          AA      3,345,048
               Oil Corporation Project), Series 1996, 5.900%, 11/01/26 (Alternative
               Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 4.3%

  1,640,000    Parish of DeSoto, Louisiana, Environmental Improvement Revenue Refunding      6/05 at 102          A3      1,776,645
                 Bonds, 1995 Series B (International Paper Company Project), 6.550%,
                 4/01/19 (Alternative Minimum Tax)

  1,250,000    Parish of DeSoto, Louisiana, Environmental Improvement Revenue Bonds,        11/08 at 101          A3      1,258,775
                 1998 Series A (International Paper Company Project), 5.600%,
                 11/01/22 (Alternative Minimum Tax)

  3,000,000    Parish of Natchitoches, Louisiana, Solid Waste Disposal Revenue Bonds        12/03 at 102          A-      3,081,450
                 (Willamette Industries Project), Series 1993, 5.875%, 12/01/23
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 20.4%

  1,000,000    Jefferson Parish Hospital District No. 1, Louisiana, Fixed Rate               1/09 at 101         AAA        954,840
                 Hospital Revenue Bonds (West Jefferson Medical Center),
                 Series 1998A, 5.000%, 1/01/21

  3,000,000    Jefferson Parish Hospital Service District No. 2, Louisiana, Hospital         7/09 at 101         AAA      2,835,270
                 Revenue Bonds, Series 1998, 5.000%, 7/01/28

  1,000,000    Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds   7/07 at 101         AAA        994,660
                 (Woman's Hospital Foundation Project), Series 1997, 5.375%, 10/01/22

Portfolio of Investments
Nuveen Flagship Louisiana Municipal Bond Fund (continued)
May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$ 1,000,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds (Franciscan    No Opt. Call         AAA     $1,069,800
                 Missionaries of Our Lady Health System Project), Series 1998A, 5.750%,
                 7/01/25

  5,000,000    Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds   1/08 at 102        BBB+      4,683,300
                 (Lincoln Health System Project), Series 1998, 5.150%, 1/01/19

  2,300,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds (Touro          8/09 at 101        BBB+      2,265,270
                 Infirmary Project), Series 1999A, 5.625%, 8/15/29

  1,325,000    Louisiana Public Facilities Authority, Revenue Bonds (Alton Ochsner Medical   5/02 at 102         AAA      1,427,674
                 Foundation Project), Series 1992-B, 6.500%, 5/15/22

  3,400,000    Louisiana Public Facilities Authority, Health Facilities Revenue Refunding   No Opt. Call         AA+      3,324,316
                 Bonds (Sisters of Mercy Health System, St. Louis, Inc.), Series 1993A,
                 5.000%, 6/01/19

  2,500,000    Louisiana Public Facilities Authority, Revenue Bonds (General Health, Inc.   11/04 at 102         AAA      2,763,875
                 Project), Series 1994, 6.375%, 11/01/24

    500,000    Louisiana Public Facilities Authority, Revenue Bonds (Mary Bird Perkins       1/05 at 102         AAA        543,030
                 Cancer Center Project), Series 1994, 6.200%, 1/01/19

  2,180,000    St. Tammany Parish Hospital Service District No. 2, Louisiana, Hospital      10/04 at 102         AAA      2,395,210
                 Revenue Bonds, Series 1994, 6.250%, 10/01/14

    885,000    Hospital Service District No. 1, Parish of Tangipahoa, Louisiana, Hospital    2/04 at 102         AAA        963,358
                 Revenue Bonds,  Series 1994, 6.250%, 2/01/24

  4,570,000    Hospital Service District No. 1, Parish of Terrebonne, Louisiana, Hospital    4/08 at 102         AAA      4,543,128
                 Revenue and Refunding Bonds (Terrebonne General Medical Center Project),
                 Series 1998, 5.375%, 4/01/28
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 1.5%

    750,000    Lake Charles, Louisiana, Non Profit Housing Development Corporation,         10/99 at 100         AAA        758,250
                 Mortgage Revenue Refunding Bonds, Series 1990A (FHA Insured Mortgage
                 Loan - Section 8 Assisted Chateau Project), 7.875%, 2/15/25

    735,000    Louisiana Public Facilities Authority, Revenue Bonds (Walmsley Housing        6/03 at 103         AAA        790,610
                Corporation), Series 1989A, 7.500%, 6/01/21

    500,000    Louisiana Public Facilities Authority, Multifamily Housing Revenue Bonds     11/01 at 102          AA        534,020
                 (VOA National Housing Corporation Projects), Series 1991, 7.750%,
                 11/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 15.8%

    990,000    East Baton Rouge Mortgage Finance Authority, Single Family Mortgage Revenue   8/00 at 102         Aaa      1,026,511
                 Bonds (GNMA Mortgage Backed Securities Program), Series 1990A, 7.875%,
                 8/01/23 (Alternative Minimum Tax)

  2,235,000    East Baton Rouge Mortgage Finance Authority, Single Family Mortgage          10/07 at 102         Aaa      2,320,690
                 Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)

  3,000,000    East Baton Rouge Mortgage Finance Authority, Single Family Mortgage Revenue  10/08 at 101         Aaa      2,967,120
                 Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities Program), Series
                 1998C-1, 5.200%, 10/01/23

    265,000    Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds,       6/05 at 102         Aaa        282,297
                 Series 1995A-2, 6.550%, 12/01/26 (Alternative Minimum Tax)

               Louisiana Housing Finance Agency, Tax Exempt Bonds, Single Family Mortgage
               Revenue Bonds, Series 1997B-2:
    975,000      5.600%, 6/01/17 (Alternative Minimum Tax)                                   6/07 at 102         Aaa        998,244
  2,445,000      5.750%, 12/01/28 (Alternative Minimum Tax)                                  6/07 at 102         Aaa      2,504,780

  2,440,000    Louisiana Housing Finance Agency, Tax Exempt Bonds, Single Family Mortgage   12/07 at 102         Aaa      2,501,878
                 Revenue Bonds, Series 1997C-1, 5.750%, 12/01/28 (Alternative Minimum Tax)

               Louisiana Housing Finance Agency, Tax Exempt Bonds, Single Family Mortgage
               Revenue Bonds (Home Ownership Program), Series 1998B-2:
  1,695,000      5.200%, 12/01/26                                                           12/07 at 101         Aaa      1,690,068
  1,500,000      5.250%, 6/01/29 (Alternative Minimum Tax)                                  12/07 at 101         Aaa      1,493,250

    480,000    New Orleans, Louisiana, Home Mortgage Authority, Single Family Mortgage       1/00 at 102         Aaa        493,978
                 Revenue Bonds, Series 1988-C1, 7.750%, 12/01/22 (Alternative Minimum Tax)

  1,000,000    New Orleans, Louisiana, Home Mortgage Authority, Single Family Mortgage      12/06 at 102         Aaa      1,048,490
                 Revenue Bonds, Series 1996A, 6.100%, 12/01/29 (Alternative Minimum Tax)


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

 $1,000,000    New Orleans, Louisiana, Home Mortgage Authority, Single Family Mortgage      12/07 at 102         Aaa     $1,033,290
                 Revenue Bonds, Series 1997A, 5.850%, 12/01/30 (Alternative Minimum Tax)

  1,000,000    New Orleans, Louisiana, Home Mortgage Authority, Single Family Mortgage      12/08 at 101         Aaa        990,830
                 Revenue Refunding Bonds, Series 1998B-2, 5.200%, 12/01/21 (Alternative
                 Minimum Tax)

               Rapides Finance Authority, Louisiana, Single Family Mortgage Revenue
               Refunding Bonds (GNMA and Fannie Mae Mortgage-Backed Securities Program),
               Series 1998B:
  2,000,000      5.450%, 12/01/30 (Alternative Minimum Tax)                                  6/08 at 102         Aaa      2,012,260
    800,000      5.350%, 6/01/26                                                             6/08 at 102         Aaa        804,304

    166,189    St. Bernard Parish, Louisiana, Home Mortgage Authority, Single Family        No Opt. Call          A1        183,483
                 Mortgage Revenue Refunding Bonds, Series 1991A, 8.000%, 3/25/12

     58,428    St. Mary, Louisiana, Public Trust Financing Authority, Single Family         No Opt. Call         Aaa         65,100
                 Mortgage Revenue Refunding Bonds, Series 1991A, 7.625%, 3/25/12
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 3.6%

  3,000,000    Louisiana Housing Finance Agency, Mortgage Revenue Bonds (GNMA                9/05 at 103         AAA      3,280,560
                 Collateralized Mortgage Loan -- St. Dominic Assisted Care Facility),
                 Series 1995, 6.950%, 9/01/36

  1,740,000    Louisiana Housing Finance Agency, Mortgage Revenue Bonds (GNMA                1/04 at 101         AAA      1,868,047
                 Collateralized Mortgage Loan -- Villa Maria Retirement Center Project),
                 Series 1993, 7.100%, 1/20/35
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 10.5%

    500,000    State of Louisiana, General Obligation Bonds, Series 1993-B, 5.625%,         No Opt. Call         AAA        538,555
                 8/01/13

               City of New Orleans, Louisiana, General Obligation Refunding Bonds,
               Series 1991:
  2,000,000      0.000%, 9/01/10                                                            No Opt. Call         AAA      1,158,400
  5,785,000      0.000%, 9/01/16                                                            No Opt. Call         AAA      2,361,321

  3,000,000    Parishwide School District of the Parish of Orleans, Louisiana, General       3/06 at 100         AAA      2,895,060
                 Obligation School Bonds, Series 1996, 5.000%, 9/01/20

  1,000,000    Parishwide School District of the Parish of Orleans, Louisiana, General       3/08 at 100         Aaa        978,640
                 Obligation School Bonds, Series 1998A, 5.125%, 9/01/22

 13,875,000    Orleans Parish, Louisiana, School Board Public School Refunding Bonds,       No Opt. Call         AAA      6,064,763
                 Series 1991, 0.000%, 2/01/15

  1,000,000    East Ouachita School District of the Parish of Ouachita, Louisiana,           3/09 at 100         AAA        963,220
                 General Obligation School Bonds, Series 1999, 5.000%, 3/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 10.5%

  1,000,000    Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special           12/02 at 100         AAA      1,092,770
                 Sales Tax Revenue Bonds, Series 1991B, 6.750%, 12/01/06

  2,000,000    Parish School Board, Jefferson Parish, Louisiana, Sales Tax School           No Opt. Call         AAA      1,260,160
                 Bonds, Refunding Series 1998, 0.000%, 3/01/09

  1,000,000    City of Lafayette, Louisiana, Public Improvement Sales Tax Bonds,             3/07 at 101         AAA        960,670
                  Series 1998A, 5.000%, 5/01/22

  3,000,000    Louisiana Local Government Environmental Facilities and Community            No Opt. Call         AAA      2,752,080
                 Development Authority, Revenue Bonds (Capital Projects and Equipment
                 Acquisition Program), Series 1999, 4.500%, 12/01/18

  1,870,000    Louisiana Stadium and Exposition District, Hotel Occupancy Tax Refunding      7/09 at 102         AAA      1,738,109
                 Bonds, Series 1998B, 4.750%, 7/01/21

  1,500,000    Office Facilities Corporation (A Louisiana Non Profit Corporation),          12/01 at 103        BBB+      1,642,410
                 Capital Facilities Bonds (Statewide Lease/Purchase Program), Series
                 1990, 7.750%, 12/01/10

    750,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,      7/16 at 100           A        771,375
                 Series 1996Y, 5.500%, 7/01/36

    250,000    Puerto Rico Public Buildings Authority, Government Facilities Revenue     7/07 at 101 1/2           A        248,533
                 Bonds, Series B, Guaranteed by the Commonwealth of Puerto Rico,
                 5.250%, 7/01/21

  1,500,000    Parish of St. John the Baptist, Louisiana, Sales Tax District, Public        12/99 at 103         Baa      1,570,815
                 Improvement Refunding Bonds, Series ST-1989, 7.800%, 12/01/14

  2,995,000    City of Shreveport, Louisiana, Certificates of Indebtedness, Series          10/09 at 102         AAA      2,918,538
                 1998A, 5.000%, 10/01/16

Portfolio of Investments

May 31, 1999


   Principal                                                                           Optional Call                         Market
      Amount    Description                                                              Provisions*    Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation -- 1.8%
$    505,000    New Orleans (Louisiana), Aviation Board Revenue Bonds, Series           10/07 at 102          AAA        $  505,556
                  1997B-1, 5.450%, 10/01/27 (Alternative Minimum Tax)

   2,100,000    City of Shreveport (Louisiana), Airport System Revenue Bonds,            1/08 at 102          AAA         2,081,709
                   Series 1997A (SMT-Subject), 5.375%, 1/01/28 (Alternative
                   Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- 9.2%

     745,000    Louisiana Public Facilities Authority, Hospital Revenue                 No Opt. Call          AAA           900,735
                  Refunding Bonds (Southern Baptist Hospitals, Inc. Project),
                  Series 1986, 8.000%, 5/15/12

   1,125,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds           10/02 at 102        A3***         1,256,996
                  (Woman's Hospital Foundation Project), Series 1992, 7.250%,
                  10/01/22 (Pre-refunded to 10/01/02)

                Louisiana Public Facilities Authority, Hospital Revenue Refunding
                Bonds (Lafayette General Medical Center Project), Series 1992:
   1,000,000      6.400%, 10/01/12 (Pre-refunded to 10/01/02)                           10/02 at 102          AAA         1,095,300
   2,000,000      6.500%, 10/01/22 (Pre-refunded to 10/01/02)                           10/02 at 102          AAA         2,196,800

  10,000,000    Louisiana Public Facilities Authority, Revenue Bonds, Custodial         No Opt. Call          AAA         3,475,700
                  Receipts, Series 1990B, 0.000%, 12/01/19

   2,000,000    City of New Orleans, Audubon Park Commission, Aquarium Revenue           4/02 at 102       N/R***         2,246,440
                  Bonds, Series 1992, 8.000%, 4/01/12 (Pre-refunded to 4/01/02)

   1,400,000    Ouachita Parish (Louisiana), Hospital Service District No. 1,            7/01 at 102         A***         1,527,092
                  Revenue Bonds (Glenwood Regional Medical Center), Series 1991,
                  7.500%, 7/01/21 (Pre-refunded to 7/01/01)

     250,000    Shreveport (Louisiana), Home Mortgage Authority, Single Family          No Opt. Call          Aaa           279,745
                  Mortgage Revenue Bonds, Series 1979A, 6.750%, 9/01/10
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities -- 10.2%

   3,000,000    Lake Charles Harbor and Terminal District, Louisiana, Port               8/02 at 103           A3         3,380,550
                  Facilities Revenue Refunding Bonds, Series 1992 (Trunkline
                  LNG Company Project), Panhandle Eastern Corporation,
                  7.750%, 8/15/22

   6,910,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,           7/08 at 101 1/2         BBB+         6,628,625
                  Series DD, 5.000%, 7/01/28

     250,000    Puerto Rico Electric Power Authority, Power Revenue                      7/05 at 100         BBB+           249,178
                Refunding Bonds, Series Z, 5.250%, 7/01/21

   1,000,000    Parish of St. Charles, Louisiana, Environmental Improvement             11/02 at 102          BBB         1,035,480
                  Revenue, Louisiana Power and Light Company Project, Series A,
                  6.200%, 5/01/23 (Alternative Minimum Tax)

   1,000,000    Parish of St. Charles, State of Louisiana Environmental                 11/00 at 102         BBB-         1,025,330
                  Revenue Bonds (Louisiana Power and Light Company Project),
                  Series 1995, 6.375%, 11/01/25 (Alternative Minimum Tax)

     500,000    Parish of St. Charles, Louisiana, Pollution Control Revenue             12/99 at 103         Baa3           522,885
                  Bonds (Louisiana Power and Light Company), 2nd Series 1984,
                  8.000%, 12/01/14

   1,500,000    Parish of St. Charles, Louisiana, Solid Waste Disposal Revenue          12/02 at 102          BBB         1,618,901
                  Bonds (Louisiana Power and Light Company Project), Series 1992A,
                  7.000%, 12/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer -- 1.1%

   1,500,000    Louisiana Public Facilities Authority, Revenue Bonds, Series 1992,       2/03 at 101          AA-         1,611,600
                  Baton Rouge Water Works Company Project, 6.400%, 2/01/10
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
$157,124,617    Total Investments  (cost $133,510,305) -- 99.1%                                                         140,563,590
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 0.9%                                                                     1,285,413
                -------------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                     $141,849,003
                ===================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship North Carolina Municipal Bond Fund
May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 5.4%

               North Carolina Educational Facilities Finance Agency, Revenue Bonds
               (High Point College Project), Series 1989:
 $  165,000      7.050%, 12/01/05                                                           12/99 at 102          A3     $  170,930
    175,000      7.100%, 12/01/06                                                           12/99 at 102          A3        181,333

  4,220,000    North Carolina Educational Facilities Finance Agency, Refunding Revenue      10/06 at 102         AA+      4,182,231
                 Bonds (Duke University Project), Series 1996B,  5.000%, 10/01/17

  1,250,000    North Carolina Educational Facilities Finance Agency, Revenue Bonds          11/07 at 102          AA      1,231,463
                 (Wake Forest University), Series 1997, 5.000%, 11/01/17

  1,000,000    State of North Carolina, State Education Assistance Authority,                7/05 at 102           A      1,047,960
                 Guaranteed Student Loan Revenue Bonds, 1995 Series A (Subordinate
                 Lien), 6.300%, 7/01/15 (Alternative Minimum Tax)

    295,000    Board of Governors of the University of North Carolina at Chapel Hill,        6/01 at 102         AAA        319,408
                 Student Fee Revenue Bonds, Series 1991 (Student Recreation Center),
                 7.000%, 6/01/08

               Board of Governors of the University of North Carolina at Chapel Hill,
               Utilities System Revenue Refunding Bonds, Series 1997:
  4,000,000      0.000%, 8/01/15                                                            No Opt. Call          AA      1,765,720
  4,265,000      0.000%, 8/01/18                                                            No Opt. Call          AA      1,581,889
  2,750,000      0.000%, 8/01/20                                                            No Opt. Call          AA        912,175
------------------------------------------------------------------------------------------------------------------------------------
               Energy - 0.6%

  1,100,000    New Hanover County, North Carolina Industrial Facilities and Pollution        7/02 at 102         BBB      1,173,898
                 Control Financing Authority,Revenue Refunding Bonds (Occidental
                 Petroleum Corporation Project), Series 1992, 6.700%, 7/01/19
------------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 8.6%

  1,400,000    The Haywood County Industrial Facilities and Pollution Control                9/05 at 102        Baa1      1,478,778
                 Financing Authority (North Carolina), Environmental Improvement
                 Revenue Bonds (Champion International Corporation Project), Series
                 1995, 6.250%, 9/01/25 (Alternative Minimum Tax)

  4,000,000    The Haywood County Industrial Facilities & Pollution Control                 10/03 at 102        Baa1      3,941,200
                 Financing Authority (North Carolina), Solid Waste Disposal Revenue
                 Bonds (Champion International Corporation Project), Series 1993,
                 5.500%, 10/01/18 (Alternative Minimum Tax)

  3,100,000    The Haywood County Industrial Facilities and Pollution Control                3/06 at 102        Baa1      3,207,694
                 Financing Authority (North Carolina), Variable Rate Demand Pollution
                 Control Refunding Revenue Bonds (Champion International Corporation
                 Project), Series 1995, 6.000%, 3/01/20

  1,900,000    The Martin County Industrial Facilities and Pollution Control                 9/01 at 103           A      2,049,435
                 Financing Authority (North Carolina), Solid Waste Revenue Disposal
                 Revenue Bonds (Weyerhaeuser Company Project), Series 1991,
                 7.250%, 9/01/14 (Alternative Minimum Tax)

  6,000,000    The Martin County Industrial Facilities and Pollution Control Financing       5/04 at 102           A      6,520,320
                 Authority (North Carolina), Solid Waste Disposal Revenue Bonds
                 (Weyerhaeuser Company Project), Series 1994, 6.800%, 5/01/24
                 (Alternative Minimum Tax)

  1,000,000    The Martin County Industrial Facilities and Pollution Control Financing      11/05 at 102           A      1,037,050
                 Authority (North Carolina), Solid Waste Disposal Revenue Bonds
                 (Weyerhaeuser Company Project), Series 1995 6.000%, 11/01/25
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Health Care - 21.1%

               The Charlotte-Mecklenburg Hospital Authority (North Carolina),
               Health Care System Revenue Refunding Bonds, Series A:
  5,300,000      5.750%, 1/15/21                                                             1/06 at 102          AA      5,535,850
  5,500,000      5.875%, 1/15/26                                                             1/06 at 102          AA      5,792,270

23

Portfolio of Investments
Nuveen Flagship North Carolina Municipal Bond Fund
May 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$ 6,000,000    The Charlotte-Mecklenburg Hospital Authority (North Carolina),                1/07 at 102          AA    $ 5,789,340
                Health Care System Revenue Bonds, Series 1997A, Doing Business as
                Carolina Healthcare System, 5.125%, 1/15/22

  4,000,000    County of Cumberland (North Carolina), Hospital Facility Revenue             10/09 at 101          A-      3,827,360
                Bonds (Cumberland County Hospital System, Inc.), Series 1999,
                5.250%, 10/01/29

               North Carolina Medical Care Commission, Health Care Facilities
               Revenue Bonds (Duke University Health System), Series 1998A:

  5,000,000     5.000%, 6/01/23                                                              6/08 at 101          AA      4,787,750
  4,500,000     4.750%, 6/01/28                                                              6/08 at 101          AA      4,064,670

  1,000,000    North Carolina Medical Care Commission, Hospital Revenue Bonds                2/02 at 102        Baa3      1,107,180
                (Annie Penn Memorial Hospital Project), Series 1991, 7.500%, 8/15/21

  4,000,000    North Carolina Medical Care Commission, Hospital Revenue Bonds               12/08 at 101         AA-      3,876,440
                (Pitt County Memorial Hospital), Series 1998A,  5.000%, 12/01/18

  2,000,000    North Carolina Medical Care Commission, Hospital Revenue Bonds               10/08 at 101         AAA      1,946,600
                (Mission - St. Joseph's Health System) Series 1998,  5.125%, 10/01/28

  2,500,000    Northern Hospital District, Surry County (North Carolina), Health            10/01 at 102         BBB      2,675,400
                Care Facilities Revenue Refunding Bonds, Series 1991,
                7.875%, 10/01/21

  5,750,000    Board of Governors of the University of North Carolina, University of         2/06 at 102          AA      5,656,218
                North Carolina Hospitals at Chapel Hill, Revenue Bonds, Series
                1996, 5.250%, 2/15/26
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 1.0%

  1,340,000    Housing Authority of the City of Asheville (North Carolina),                 11/07 at 102         AAA      1,385,801
                Multifamily Housing Revenue Bonds (GNMA Collateralized Woodridge
                Apartments), Series 1997, 5.750%, 11/20/29 (Alternative Minimum Tax)

    620,000    North Carolina Housing Finance Agency, Multifamily Revenue Refunding          7/02 at 102          AA        663,226
                Bonds (1992 Refunding Bond Resolution), Series B, 6.900%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 16.6%

    610,000    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/01 at 102          AA        641,256
                Series O (1985 Resolution), 7.600%, 3/01/21 (Alternative Minimum
                Tax)

               North Carolina Housing Finance Agency, Single Family Revenue Bonds,
               Series Y, (1985 Resolution):
  2,000,000     6.300%, 9/01/15                                                              9/04 at 102          AA      2,136,160
  1,845,000     6.350%, 3/01/18                                                              9/04 at 102          AA      1,969,519

  1,865,000    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/05 at 102          AA      1,982,514
                Series BB, (1985 Resolution), 6.500%, 9/01/26 (Alternative Minimum
                Tax)

  3,405,000    North Carolina Housing Finance Agency, Single Family Revenue Bond,            3/05 at 102          AA      3,566,669
                Series DD, (1985 Resolution), 6.200%, 9/01/27 (Alternative Minimum Tax)

  4,360,000    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/06 at 102          AA      4,587,984
                Series LL (1985 Resolution), 6.200%, 3/01/26 (Alternative Minimum
                Tax)

  6,550,000    North Carolina Housing Finance Agency, Single Family Revenue Bonds,       3/07 at 101 1/2          AA      6,800,865
                Series RR (1985 Resolution), 5.850%, 9/01/28 (Alternative Minimum
                Tax)

  1,635,000    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/08 at 101          AA      1,630,259
                Series VV (1985 Resolution), 5.250%, 3/01/17 (Alternative Minimum
                Tax)

  2,500,000    North Carolina Housing Finance Agency, Home Ownership Revenue Bonds,          7/08 at 101          AA      2,478,450
                Series 2-A (1998 Trust Agreement), 5.250%, 7/01/26
                (Alternative Minimum Tax)

  4,370,000    North Carolina Housing Finance Agency, Home Ownership Revenue Bonds,          1/09 at 101          AA      4,325,907
                Series 3-A (1998 Trust Agreement), 5.200%, 7/01/26
                (Alternative Minimum Tax)

  5,000,000    North Carolina Housing Finance Agency, Home Ownership Revenue Bonds,          1/09 at 100          AA      4,978,350
                Series 4-A (1998 Trust Agreement), 5.300%, 7/01/26
                (Alternative Minimum Tax)

    505,000    Winston Salem, North Carolina, Single Family Mortgage Revenue Bonds,          9/00 at 102          A1        521,519
                Series 1990, 8.000%, 9/01/07 (Alternative Minimum Tax)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 0.7%

$ 1,400,000    Gaston County, Industrial Facilities and Pollution Control Financing         11/01 at 103         N/R   $  1,497,300
                 Authority North Carolina, Industrial Development Revenue Bonds,
                 Series 1985 (ABB-Combustion Engineering Inc.), 8.850%, 11/01/15
-----------------------------------------------------------------------------------------------------------------------------------
                 Tax Obligation/Limited - 13.9%

    500,000      City of Asheville, North Carolina, Certificates of Participation,           2/02 at 102          A1        536,440
                   Series 1992, 6.500%, 2/01/08

  1,000,000      City of Asheville, North Carolina, Certificates of Participation,           6/07 at 101         AAA        996,390
                   Series 1997A, 5.125%, 6/01/18

                 City of Charlotte, North Carolina, General Obligation Water and Sewer
                 Bonds, Series 1995A:
    500,000        5.400%, 4/01/19                                                           4/05 at 102         AAA        515,550
  3,445,000        5.400%, 4/01/20                                                           4/05 at 102         AAA      3,548,625

    600,000      City of Durham, North Carolina, Certificates of Participation,              6/05 at 102          AA        641,766
                   Series 1995, 5.800%, 6/01/15

                 County of Harnett, North Carolina Certificates of Participation,
                 Series 1994 (Harnett County Projects):
  1,000,000        6.200%, 12/01/06                                                         12/04 at 102         AAA      1,103,970
  1,750,000        6.200%, 12/01/09                                                         12/04 at 102         AAA      1,931,948
    500,000        6.400%, 12/01/14                                                         12/04 at 102         AAA        556,705

                 County of Pitt, North Carolina Certificates of Participation
                 (Pitt County Public Facilities Project) Series 1997A:
  1,250,000        5.550%, 4/01/12                                                           4/07 at 102         AAA      1,316,450
  1,000,000        5.850%, 4/01/17                                                           4/07 at 102         AAA      1,069,290

 10,000,000      Puerto Rico Commonwealth Highway and Transportation Authority, Highway      7/16 at 100           A     10,285,000
                   Revenue Bonds, Series 1996Y, 5.500%, 7/01/36

    555,000      Puerto Rico Infrastructure Finance Authority, Special Tax Revenue           7/99 at 101        BBB+        567,854
                   Bonds, Series 1988A, 7.750%, 7/01/08

  1,000,000      Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,           No Opt. Call           A      1,047,840
                   Series L, Guaranteed by the Commonwealth of Puerto Rico,
                   5.500%, 7/01/21

                 Town of Ramseur, North Carolina General Obligation Water Refunding Bonds,
                 Series 1997:
    120,000        5.750%, 6/01/18                                                           6/07 at 102         N/R        122,725
    125,000        5.750%, 6/01/19                                                           6/07 at 102         N/R        127,314
    125,000        5.750%, 6/01/20                                                           6/07 at 102         N/R        126,911
    130,000        5.750%, 6/01/21                                                           6/07 at 102         N/R        131,658
    105,000        5.750%, 6/01/22                                                           6/07 at 102         N/R        106,261

    715,000      County of Stokes, North Carolina, Certificates of Participation, Series     3/01 at 102         AAA        766,037
                   1991, 7.000%, 3/01/06

  1,410,000      County of Union, North Carolina, Certificates of Participation, Series      4/03 at 102         AAA      1,534,080
                   1992, 6.375%, 4/01/12

  2,375,000      City of Winston-Salem, North Carolina, Special Obligation Bonds             4/05 at 102          AA      2,450,311
                   (Solid Waste Management Project), Series 1995, 5.500%, 4/01/16
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed - 9.4%

    135,000      Asheville, North Carolina, Housing Development Corporation, First Lien     11/09 at 100      N/R***        176,791
                   Revenue Bonds, Series 1980, 10.500%, 5/01/11 (Pre-refunded to 11/01/09)

  1,500,000      County of Buncombe, North Carolina, Certificates of Participation (1992    12/02 at 102      Aa3***      1,660,845
                   Buncombe County Project), 6.625%, 12/01/10 (Pre-refunded to 12/01/02)

  1,900,000      Craven Regional Medical Authority, North Carolina, Insured Health Care     10/00 at 102         AAA      2,029,694
                   Facilities Revenue Bonds, Series 1990, 7.200%, 10/01/19 (Pre-refunded to 10/01/00)

    705,000      City of Durham, North Carolina, Certificates of Participation (1990         9/00 at 102       Aa***        751,629
                   Financing Project), 7.250%, 9/01/10 (Pre-refunded to 9/01/00)

  1,000,000      City of Durham, North Carolina, Certificates of Participation, Series      12/01 at 102      Aa3***      1,090,540
                   1991, 6.750%, 12/01/11 (Pre-refunded to 12/01/01)

  2,055,000      North Carolina Medical Care Commission, Health Care Facilities             10/99 at 102         AAA      2,126,596
                   Revenue Bonds (Stanly Memorial Hospital Project), Series 1989,
                   7.800%, 10/01/19 (Pre-refunded to 10/01/99)

    995,000      North Carolina Eastern Municipal Power Agency, Power System Revenue        No Opt. Call         AAA      1,174,936
                   Refunding Bonds, Series 1991A, 6.500%, 1/01/18

     75,000      North Carolina Medical Care Commission, Hospital Revenue Bonds             No Opt. Call         AAA         86,882
                   (Memorial Mission Hospital Project), Series A, 7.625%, 10/01/08

Portfolio of Investments
Nuveen Flagship North Carolina Municipal Bond Fund (continued)
May 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

               North Carolina Medical Care Commission, Hospital
               Revenue Bonds (Halifax Memorial Hospital
               Project) Series 1992:
$ 1,275,000      6.750%, 8/15/14 (Pre-refunded to 8/15/02)                                   8/02 at 102     Baa1***   $  1,403,138
  1,000,000      6.750%, 8/15/24 (Pre-refunded to 8/15/02)                                   8/02 at 102     Baa1***      1,100,500

  2,200,000    North Carolina Medical Care Commission, Hospital Revenue Bonds (Roanoke,     10/99 at 102         Aaa      2,276,274
                 Chowan Hospital Project), Series 1989, 7.750%, 10/01/19 (Pre-refunded to 10/01/99)

    600,000    North Carolina Medical Care Commission, Hospital Revenue Bonds               10/99 at 102      N/R***        620,988
                 (Transylvania Community Hospital Project), Series 1989, 8.000%,
                 10/01/19 (Pre-refunded to 10/01/99)

  3,400,000    North Carolina Medical Care Commission, Hospital Revenue Bonds               10/00 at 102       AA***      3,669,280
                 (Community General Hospital of Thomasville), Series 1990, 8.100%,
                 10/01/15 (Pre-refunded to 10/01/00)

    700,000    County of Pender, North Carolina, Certificates of Participation,              6/01 at 102     Baa1***        767,179
                 Series 1991, 7.700%, 6/01/11 (Pre-refunded to 6/01/01)

  1,000,000    County of Pitt, North Carolina, Certificates of Participation, 6.900%,        4/00 at 102         AAA      1,049,680
                 4/01/08 (Pre-refunded to 4/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 14.9%

               Coastal Regional Solid Waste Management Authority, North Carolina, Solid
               Waste System Revenue Bonds, Series 1992:
  1,000,000      6.500%, 6/01/08                                                             6/02 at 102           A      1,071,710
  1,000,000      6.300%, 6/01/04                                                             6/02 at 102           A      1,071,790

  1,000,000    City of Concord, North Carolina, Utilities Systems Revenue Bonds, Series     12/05 at 102         AAA      1,030,460
                 1995, 5.500%, 12/01/19

  3,000,000    City of Concord, North Carolina, Utilities Systems Refunding Revenue         12/08 at 101         AAA      2,955,480
                 Bonds, Series 1998B, 5.000%, 12/01/17

               City of Fayetteville, North Carolina, Public Works
               Commission Revenue Bonds, Series 1995A:
  1,845,000      5.250%, 3/01/16                                                             3/05 at 102         AAA      1,864,170
  1,000,000      5.375%, 3/01/20                                                             3/05 at 102         AAA      1,010,650

  5,900,000    City of Fayetteville, North Carolina, Public Works Commission Revenue         3/07 at 101         AAA      5,810,025
                 Bonds, Series 1997, 5.125%, 3/01/24

  1,500,000    City of Gastonia, North Carolina, Combined Utilities System Revenue           5/08 at 102         AAA      1,455,090
                 Bonds, Series 1998, 4.750%, 5/01/15

  2,000,000    City of Greenville, North Carolina, Utilities Commission Combined             9/04 at 102          A+      2,146,680
                 Enterprise System Revenue Bonds, Series 1994, 6.000%, 9/01/16

  5,300,000    North Carolina Eastern Municipal Power Agency, Power System Revenue          No Opt. Call         AAA      5,844,681
                 Bonds, Refunding Series 1993B, 6.000%, 1/01/18

  5,250,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series DD,     7/08 at 101 1/2        BBB+      5,036,220
                 5.000%, 7/01/28

    870,000    City of Shelby, North Carolina, Combined Enterprise System Revenue            5/05 at 102          A-        883,067
                 Bonds, Series 1995A, 5.500%, 5/01/17

  1,470,000    City of Shelby, North Carolina, Combined Enterprise System Revenue            5/05 at 102          A-      1,492,079
                 Refunding Bonds, Series 1995B, 5.500%, 5/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 6.9%

  2,000,000    City of Asheville, North Carolina, Water System Revenue Bonds,                8/06 at 102         AAA      2,102,920
                 Series 1996, 5.700%, 8/01/25

  1,000,000    County of Dare, North Carolina, Utilities System Revenue Bonds, Series        6/08 at 102         AAA        930,160
                 1998A, 4.750%, 6/01/24

  3,400,000    City of Greensboro, North Carolina, Combined Enterprise System Revenue        6/05 at 102         AA-      3,457,460
                 Bonds, Series 1995A, 5.375%, 6/01/19

  2,500,000    City of Raleigh, North Carolina, Combined Enterprise System Revenue           3/09 at 101         AA+      2,326,075
                  Bonds, Series 1999, 4.750%, 3/01/24

  3,000,000    County of Union, North Carolina, Enterprise Systems Revenue Bonds,            6/06 at 102         AAA      3,097,830
                 Series 1996, 5.500%, 6/01/17

               City of Winston-Salem, North Carolina Water and Sewer System Revenue
               Bonds Series 1995B:
    750,000      5.600%, 6/01/14                                                             6/05 at 102         AA+        781,658
  1,500,000      5.700%, 6/01/17                                                             6/05 at 102         AA+      1,569,090

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$    406,337    Woodfin Treatment Facility, Inc., North Carolina, Proportionate Interest    No Opt. Call         N/R   $    408,212
                  Certificates, 5.500%, 12/01/03

-----------------------------------------------------------------------------------------------------------------------------------
$212,611,337    Total Investments - (cost $201,689,801) - 99.1%                                                         210,839,925
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                      1,957,604
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $212,797,529
                ===================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Tennessee Municipal Bond Fund
May 31, 1999



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 5.0%

 $3,000,000    Industrial Development Board of the City of Chattanooga (Tennessee),          7/03 at 103          AA-  $  3,257,160
                 Pollution Control Revenue Bonds, Series 1982A (E.I. du Pont de
                 Nemours & Company), 6.350%, 7/01/22

 12,000,000    The Industrial Development Board of Humphreys County, Tennessee, Solid        5/04 at 102          AA-    13,187,280
                 Waste Disposal Facility Bonds (E.I. du Pont de Nemours and Company
                 Project), 6.700%, 5/01/24 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclical - 2.3%

 7,000,000     The Industrial Development Board of Maury County, Tennessee, Multi-Modal      9/04 at 102           A      7,657,370
                 Interchangeable Rate Pollution Control Refunding Revenue Bonds (Saturn
                 Corporation Project), Series 1994, 6.500%, 9/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 0.5%

 250,000       Memphis, Shelby County, Tennessee, Industrial Development Board              No Opt. Call          A1        268,935
                 Industrial Development Revenue Bonds (Colonial Baking Company Memphis
                 Project), Series 1981, 9.500%, 4/01/01

 1,245,000     Industrial Development Board of the City of South Fulton, Tennessee,         10/05 at 102          A3      1,335,574
                 Industrial Development Revenue Bonds (Tyson Foods, Inc. Project),
                 Series 1995, 6.400%, 10/01/20 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 1.9%

 3,705,000     Tennessee State School Bond Authority, Higher Educational Facilities      5/02 at 101 1/2         AAA      3,999,955
                 Bonds, 1992 Series A, 6.250%, 5/01/22

 2,000,000     Tennessee State School Bond Authority, Higher Educational Facilities      5/06 at 101 1/2         AA+      2,099,320
                 Bonds, 1996 Series C, 5.700%, 5/01/20
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 4.7%

 6,750,000     The Industrial Development Board of Loudon County (Tennessee), Solid          2/03 at 102          AA      7,183,688
                 Waste Disposal Revenue Bonds (Kimberly-Clark Corporation Project),
                 Series 1993, 6.200%, 2/01/23 (Alternative Minimum Tax)

 2,500,000     The Industrial Development Board of the County of McMinn (Tennessee),         3/01 at 102        Baa1      2,666,300
                 Pollution Control Facilities Revenue Bonds, Series 1991 (Calhoun
                 Newsprint Company Project-Bowater Incorporated Obligor) (The
                 Construction Bonds), 7.625%, 3/01/16 (Alternative Minimum Tax)

 4,950,000     The Industrial Development Board of the County of McMinn (Tennessee)         12/02 at 102        Baa1      5,438,912
                 Solid Waste Recycling Facilities Revenue Bonds, Series 1992 (Calhoun
                 Newsprint Company Project-Bowater Incorporated Obligor), 7.400%,
                 12/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 15.3%

 3,060,000     Blount County, Tennessee, Hospital Revenue Improvement Bonds, Series          7/08 at 100        Baa1      2,857,520
                 1998B, 5.125%, 7/01/19

 4,000,000     The Health, Educational and Housing Facility Board, the City of               6/08 at 101           A-     3,738,000
                 Chattanooga, Tennessee, Hospital Improvement and Refunding
                 Revenue Bonds, Series 1998 (Siskin Hospital for Physical
                 Rehabilitation, Inc. Project), 5.250%, 6/01/28

 1,550,000     The Industrial Development Board of the City of Cookeville, Tennessee,       10/03 at 102           A      1,629,577
                 Hospital Refunding Revenue Bonds, Series 1993 (Cookeville General
                 Hospital Project), 5.750%, 10/01/10

 7,350,000     The City of Jackson, Tennessee, Hospital Revenue Refunding and                4/05 at 102         AAA      7,589,096
                 Improvement Bonds, Series 1995 (Jackson-Madison County General
                 Hospital Project), 5.625%, 4/01/15

 2,090,000     The Health and Educational Facilities Board of the City of Johnson            7/01 at 102         AAA      2,242,612
                 City, Tennessee, Hospital Revenue Refunding and Improvement Bonds,
                 Series 1991 (Johnson City Medical Center Hospital), 6.750%, 7/01/16

               The Health and Educational Facilities Board of the City of Johnson City,
               Tennessee, Hospital Revenue Refunding and Improvement Bonds, Series 1998C
               (Johnson City Medical Center Hospital):
 5,000,000       5.125%, 7/01/25                                                             1/09 at 101         AAA      4,859,600
 5,000,000       5.250%, 7/01/28                                                             1/09 at 101         AAA      4,922,750

28


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

               The Health, Educational and Housing Facilities Board of the County
               of Knox, Tennessee, Hospital Revenue Bonds, Series 1993A
               (Fort Sanders Alliance Obligated Group):
$ 1,000,000       6.250%, 1/01/13                                                           No Opt. Call         AAA   $  1,130,110
  3,000,000       5.250%, 1/01/15                                                           No Opt. Call         AAA      3,072,210

  1,250,000       The Health and Educational Facilities Board of the Metropolitan           11/05 at 102         AAA      1,308,325
                    Government of Nashville and Davidson Counties, Tennessee, Hospital
                    Revenue Bonds, Series 1995 (Adventist Health Group),
                    5.750%, 11/15/25

  2,395,000    The Health and Educational Facilities Board of the Metropolitan              11/01 at 102         AAA      2,604,275
                 Government of Nashville and Davidson Counties, Tennessee, Hospital
                 Revenue Bonds, Series 1991 (Adventist Health System -
                 Sunbelt, Inc.), 7.000%, 11/15/16

  7,500,000    The Health and Educational Facilities Board of the Metropolitan               5/09 at 101         AA+      7,154,625
                 Government of Nashville and Davidson Counties, Tennessee, Hospital
                 Revenue Bonds (Charity Obligated Group), Series 1999A,
                 5.125%, 11/01/27

  4,000,000    Shelby County, Tennessee, Health, Educational and Housing Facility Board,     8/05 at 100         AAA      4,017,480
                 Formerly Shelby County, Health System Inc., 5.250%, 8/01/15

  2,500,000    Sumner County Tennessee Health, Educational and Housing Facilities Board,    11/04 at 102           A-     2,799,550
                 Revenue Refunding Bonds, Sumner Regional Health System Inc.,
                 Series 1994, 7.500%, 11/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 1.7%

  1,200,000    The Health, Educational and Housing Facility Board of the City of             7/03 at 102         Aaa      1,248,948
                 Chattanooga, Tennessee, Multifamily Mortgage Revenue Refunding Bonds,
                 Series 1993A (Windridge Apartments-FHA Insured Mortgage),
                 5.950%, 7/01/14

  3,500,000    The Industrial Development Board of the City of Franklin, Tennessee,         10/06 at 102         AAA      3,667,895
                 Multifamily Housing Revenue Refunding Bonds (The Landings Apartments
                 Project), Senior Series 1996A, 6.000%, 10/01/26

               Metropolitan Government Nashville and Davidson Counties, Tennessee,
               Health and Educational Facilities Board, Revenue Board, Housing,
               Mortgage, Herman Street:
    250,000      7.000%, 6/01/17                                                             6/02 at 103         AAA        268,300
    495,000      7.250%, 6/01/32                                                             6/02 at 103         AAA        533,625
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 11.5%

    235,000    County of Hamilton, Tennessee, Single Family Mortgage Revenue Bonds           9/00 at 102         AAA        244,275
                 (Home Purchase and Rehabilitation Program), Series 1990, 8.000%,
                 9/01/23 (Alternative Minimum Tax)

  6,000,000    Tennessee Housing Development Agency, Homeownership Program Bonds,            7/06 at 102          AA      6,388,980
                 Issue 4A, 6.375%, 7/01/22 (Alternative Minimum Tax)

    990,000    Tennessee Housing Development Agency, Homeownership Program Bonds,            7/07 at 102          AA      1,031,293
                 Issue 1996-3, 5.850%, 7/01/17 (Alternative Minimum Tax)

    120,000    Tennessee Housing Development Agency, Homeownership Program Bonds,            7/01 at 102          AA        125,658
                 Issue U, 7.400%, 7/01/16

  3,900,000    Tennessee Housing Development Agency, Homeownership Program Bonds,            7/01 at 102          AA      4,075,695
                 Issue T, 7.375%, 7/01/23 (Alternative Minimum Tax)

  2,695,000    Tennessee Housing Development Agency, Homeownership Program Bonds,            7/02 at 102          AA      2,840,341
                 Issue WR, 6.800%, 7/01/17

               Tennessee Housing Development Agency, Homeownership Program Bonds,
               Issue 1998-2:
  4,000,000      5.350%, 7/01/23 (Alternative Minimum Tax)                                   1/09 at 101          AA      4,015,840
 10,145,000      5.375%, 7/01/29 (Alternative Minimum Tax)                                   1/09 at 101          AA     10,164,783

  7,700,000    Tennessee Housing Development Agency, Homeownership Program Bonds,            1/09 at 101          AA      7,727,335
                 Issue 1996-5B (Remarketing), 5.375%, 7/01/23 (Alternative Minimum Tax)

  1,000,000    Tennessee Housing Development Agency, Mortgage Finance Program Bonds,         7/04 at 102          A+      1,068,720
                 1994 Series A, 6.900%, 7/01/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 2.3%

  2,925,000    The Health and Educational Facilities Board of the Metropolitan Government    2/08 at 102          AA      2,961,270
                of Nashville and Davidson Counties, Tennessee, Multi-Modal
                Interchangeable Rate, Health Facility Revenue Bonds (Richland Place, Inc.
                Project), Series 1993, 5.500%, 5/01/23

  4,700,000    The Health and Educational Facilities Board of the Metropolitan               7/08 at 102         N/R      4,508,287
                 Government of Nashville and Davidson Counties, Tennessee, Revenue
                 Refunding Bonds, Series 1998 (The Blakford at Green Hills),
                 5.650%, 7/01/24

29

Portfolio of Investments

May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General -- 5.1%

               Hamilton County, Tennessee, General Obligation Bonds,
               Series 1995:
$ 2,025,000      6.300%, 2/01/25                                                             2/05 at 102        Aa2    $  2,266,866
  1,000,000      6.250%, 2/01/20                                                             2/05 at 102        Aa2       1,116,940

  4,000,000    The Metropolitan Government of Nashville and Davidson                         5/07 at 102         AA       3,882,600
                 Counties, Tennessee, General Obligation Refunding Bonds,
                 Series 1997, 5.125%, 5/15/25

  8,000,000    The Metropolitan Government of Nashville and Davidson                         5/06 at 101         AA       8,505,200
                 Counties, Tennessee, General Obligation
                 Public Improvement Bonds, Series 1996, 5.875%, 5/15/21

    750,000    Shelby County, Tennessee, General Obligation Refunding Bonds,                 4/05 at 101        AA+         781,898
                 1995 Series A, 5.625%, 4/01/14
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited -- 12.6%

  3,500,000    The Industrial Development Board of Fayetteville and Lincoln                  5/08 at 100        Aaa       3,487,015
                 Counties, Tennessee, Hospital Facility Lease Revenue and Tax
                 Bonds, Series 1998 (ULT), 5.300%, 5/01/28

               The Health and Educational Facilities Board of the Metropolitan
                 Government of Nashville and Davidson Counties, Tennessee,
                 Revenue Refunding and Improvement Bonds (Meharry Medical
                 College Project), Series 1996:
  1,000,000      6.000%, 12/01/19                                                           12/17 at 100        AAA       1,114,320
  4,000,000      5.000%, 12/01/24                                                            6/09 at 100        AAA       3,835,880

  5,000,000    The Sports Authority of the Metropolitan Government of                        7/06 at 101        AAA       5,267,900
                 Nashville and Davidson Counties, Public Improvement Revenue
                 Bonds (Stadium Project), Series 1996, 5.750%, 7/01/26

  6,275,000    Puerto Rico Commonwealth Highway and Transportation                           7/16 at 100          A       6,453,838
                 Authority, Highway Revenue Bonds, Series 1996Y, 5.500%,
                 7/01/36

    500,000    Puerto Rico Commonwealth Highway and Transportation                          No Opt. Call        AAA         534,545
                 Authority, Highway Revenue Bonds, Series W, 5.500%,
                 7/01/15

 13,300,000    Puerto Rico Public Buildings Authority, Revenue Refunding                    No Opt. Call          A      13,936,272
                 Bonds, Series L, Guaranteed by the Commonwealth of Puerto
                 Rico, 5.500%, 7/01/21

               Tennessee State Local Development Authority, Revenue Bonds,
                 State Loan Program Series A:
  1,325,000      7.000%, 3/01/12                                                             3/01 at 102         AA       1,422,520
  1,175,000      7.000%, 3/01/21                                                             3/01 at 102         AA       1,261,480

  2,660,000    Tennessee State Local Development Authority, Revenue Bonds,                  10/02 at 102          A       2,899,852
                 Community Provider Loan Program, 7.000%, 10/01/21

  1,000,000    Wilson County, Tennessee, Certificates of Participation,                      3/08 at 102        AAA         992,250
                 Series 1998, School Facilities Lease Agreement with Wilson
                 County Educational Facilities Development Corporation,
                 5.250%, 3/30/18
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation -- 4.7%

  5,545,000    Memphis-Shelby County Airport Authority (Tennessee),                          9/01 at 103        BBB       6,081,091
                 Special Facilities Revenue Bonds, Series 1984
                 (Federal Express Corporation), 7.875%, 9/01/09

  4,100,000    Memphis-Shelby County Airport Authority (Tennessee),                          9/02 at 102        BBB       4,445,958
                 Special Facilities Revenue Refunding Bonds, Series 1992
                 (Federal Express Corporation), 6.750%, 9/01/12

               Metropolitan Nashville Airport Authority (Tennessee), Airport
                 Improvement Revenue Bonds, Refunding Series 1991C:
    145,000      6.625%, 7/01/07                                                             7/01 at 102        AAA         155,562
  4,385,000      6.600%, 7/01/15                                                             7/01 at 102        AAA       4,696,686
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed -- 15.5%

  1,000,000    City of Chattanooga, Tennessee, General Obligation Bonds,                     5/00 at 102      AA***       1,055,080
                 Series 1990, Various Purpose, 7.250%, 5/01/12
                 (Pre-refunded to 5/01/00)

  1,930,000    The Health, Educational and Housing Facility Board of the                     9/01 at 102        AAA       2,084,921
                 City of Chattanooga, Tennessee, Hospital Revenue Bonds,
                 Series 1991A (Memorial Hospital Project), 6.600%, 9/01/12
                 (Pre-refunded to 9/01/01)

               City of Clarksville, Tennessee, Hospital Revenue Refunding and
                 Improvement Bonds, Series 1993 (Clarksville Memorial Hospital
                 Project):
  1,000,000      6.250%, 7/01/08 (Pre-refunded to 7/01/03)                                   7/03 at 102    Baa1***       1,096,930
  1,775,000      6.250%, 7/01/13 (Pre-refunded to 7/01/03)                                   7/03 at 102    Baa1***       1,947,051
  1,250,000      6.375%, 7/01/18 (Pre-refunded to 7/01/03)                                   7/03 at 102    Baa1***       1,376,988


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$  1,125,000    Eastside Utility District of Hamilton County, Tennessee, Water System       11/01 at 102        A***   $  1,225,665
                  Revenue Bonds, Series 1992, 6.750%, 11/01/11 (Pre-refunded to 11/01/01)

   1,455,000    Gladeville Utility District of Wilson County, Tennessee, Waterworks         10/00 at 100         AAA      1,531,198
                  Revenue Bonds, Series 1990, 7.400%, 10/01/10 (Pre-refunded to 10/01/00)

   5,000,000    City of Johnson City, Tennessee, School Sales Tax Revenue and Unlimited      5/06 at 100         AAA      5,723,200
                  Tax Bonds, Series 1994, 6.700%, 5/01/21 (Pre-refunded to 5/01/06)

   3,000,000    The Health, Educational and Housing Facilities Board of the County of        9/99 at 102         AAA      3,092,010
                  Knox, Tennessee, Hospital Facilities Revenue Bonds, Series 1989A
                  (Mercy Health System, Province of Cincinnati), 7.600%, 9/01/19
                  (Pre-refunded to 9/01/99)

   3,065,000    The Health, Educational and Housing Facilities Board of the County of        1/00 at 102         AAA      3,192,473
                  Knox (Tennessee), Hospital Revenue Bonds, Series 1990C (Fort Sanders
                  Alliance Obligated Group), 7.000%, 1/01/15 (Pre-refunded to 1/01/00)

  41,570,000    The Health and Educational Facilities Board of the Metropolitan             No Opt. Call         Aaa     11,976,733
                  Government of Nashville and Davidson Counties, Tennessee, Revenue
                  Bonds, Series 1988 (Volunteer Healthcare), Subordinate Lien,
                  0.000%, 6/01/21

   1,200,000    The Health and Educational Facilities Board of the Metropolitan             10/07 at 105      N/R***      1,596,768
                  Government of Nashville and Davidson Counties, Tennessee, Revenue
                  Bonds, Series 1992A (Mur-Ci Homes Inc. Project), 9.000%, 10/01/22
                  (Pre-refunded to 10/01/07)

   2,500,000    The Public Building Authority of the City of Mt. Juliet, Tennessee,          2/04 at 110         AAA      3,098,100
                  Revenue Bonds (Utility District Loan Program), Series B, the Madison
                  Suburban Utility District, 7.800%, 2/01/19 (Pre-refunded to 2/01/04)

   1,500,000    Northeast Knox, Tennessee, Utility District Water Revenue Bonds,             1/00 at 102         AAA      1,563,030
                  7.000%, 1/01/20 (Pre-refunded to 1/01/00)

     250,000    Shelby County, Tennessee, General Obligation Refunding Bonds, 1995           4/05 at 101      AA+***        269,895
                  Series A, 5.625%, 4/01/14 (Pre-refunded to 4/01/05)

   4,000,000    The Health, Educational and Housing Facilities Board of the County of        2/00 at 102         AAA      4,189,760
                  Sullivan, Tennessee, Hospital Revenue Bonds, Series 1990 (Holston
                  Valley Health Care, Inc.), 7.250%, 2/15/20 (Pre-refunded to 2/15/00)

   2,300,000    The White House Utility District of Robertson and Sumner Counties,           1/02 at 102         AAA      2,484,414
                  Tennessee, Water Revenue Refunding and Improvement Bonds, Series
                  1992B, 6.375%, 1/01/22 (Pre-refunded to 1/01/02)

                Wilson County, Tennessee, Certificates of Participation (Wilson County
                Educational Facilities Corporation), Series 1994:
   1,500,000      6.125%, 6/30/10 (Pre-refunded to 6/30/04)                                  6/04 at 102       A2***      1,654,185
   1,500,000      6.250%, 6/30/15 (Pre-refunded to 6/30/04)                                  6/04 at 102       A2***      1,662,690

-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 10.2%

   1,520,000    City of Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding      No Opt. Call         AAA        642,626
                  and Improvement Bonds, Series 1992, 0.000%, 2/01/16

   2,160,000    The City of Dickson, Tennessee, Electric System Revenue Bonds, Series        9/08 at 102         AAA      2,243,441
                  1996, 5.500%, 9/01/16

                The City of Jackson, Tennessee, Electric System Revenue Bonds, Series E:
     315,000      6.300%, 8/01/09                                                            8/00 at 102          A1        330,366
     335,000      6.300%, 8/01/10                                                            8/00 at 102          A1        351,341
     355,000      6.300%, 8/01/11                                                            8/00 at 102          A1        371,728
     380,000      6.300%, 8/01/12                                                            8/00 at 102          A1        398,107

   3,000,000    The City of Jackson, Tennessee, Natural Gas System Revenue Bonds,            4/07 at 100         AAA      2,944,140
                  Series 1997, 5.000%, 4/15/18

   4,475,000    Lawrenceburg, Tennessee, Electric Revenue Bonds, Series                      7/09 at 100         AAA      4,627,105
                  5.500%, 7/01/26

                The Metropolitan Government of Nashville and Davidson Counties,
                Tennessee, Electric Revenue Bonds, Series 1996A:
   7,800,000      0.000%, 5/15/11                                                           No Opt. Call         AAA      4,340,310
   8,500,000      0.000%, 5/15/12                                                           No Opt. Call         AAA      4,464,030

Portfolio of Investments
Nuveen Flagship Tennessee Municipal Bond Fund (continued)
May 31, 1999



   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

                The Metropolitan Government of Nashville and Davidson Counties,
                Tennessee, Electric System Revenue Bonds, 1998 Series A:
$ 11,000,000      0.000%, 5/15/19                                                           No Opt. Call         AAA   $  3,841,310
   4,000,000      5.200%, 5/15/23                                                            5/08 at 102          AA      3,948,640

   1,000,000    The Middle Tennessee Utility District of Cannon, Cumberland, DeKalb,        10/02 at 102         AAA      1,092,620
                  Putnam, Rhea, Rutherford, Smith, Warren, White and Wilson Counties,
                  Tennessee, Gas System Revenue Bonds, Series 1992, 6.250%, 10/01/12

   2,000,000    Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,     7/08 at 101 1/2        BBB+      1,857,380
                  Series EE, 4.750%, 7/01/24

   2,000,000    The Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 1999,        No Opt. Call         AAA      2,046,660
                  5.000%, 6/01/09

-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.4%

   8,000,000    Harpeth Valley Utilities District of Davidson and Williamson Counties,       9/08 at 100         AAA      7,719,440
                  Tennessee, Utilities Improvement Revenue Bonds, Series 1998,
                  5.000%, 9/01/28

   5,445,000    City of Knoxville, Tennessee, Waste Water System Refunding and               4/07 at 101          AA      5,277,076
                  Improvement Bonds, Series 1998, 5.125%, 4/01/23

   3,000,000    Madison Suburban Utility District, Water Revenue Refunding Bonds,            2/08 at 100         AAA      2,921,010
                  5.000%, 2/01/19

   1,000,000    Milcrofton Utility District of Williamson County, Tennessee, Waterworks      2/06 at 102         N/R      1,024,820
                  Revenue Refunding Bonds, Series 1996 (Junior Lien), 6.000%, 2/01/24

   1,100,000    The Consolidated Utility District of Rutherford County, Tennessee,           2/08 at 100         Aaa      1,101,056
                  Waterworks Revenue Refunding and Improvement Bonds, Series 1997A,
                  5.250%, 2/01/27

   1,100,000    The White House Utility District of Robertson and Sumner Counties,           1/07 at 100         Aaa      1,116,342
                  Tennessee, Water and Sewer Revenue Refunding Bonds, Series 1997B,
                  5.300%, 1/01/15

   1,500,000    Wilson County, Tennessee, Water and Wastewater Authority, Waterworks         3/08 at 102        Baa1      1,625,460
                  Revenue Refunding and Improvement Bonds Series 1993, 6.000%, 3/01/14

-----------------------------------------------------------------------------------------------------------------------------------
$359,540,000    Total Investments - (cost $308,771,148) - 99.7%                                                         326,136,241
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.3%                                                                        871,022
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $327,007,263
                ===================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

               Statement of Net Assets
               May 31, 1999


                                                                                 Georgia           Louisiana
------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)               $161,612,537        $140,563,590
Receivables:
   Interest                                                                    2,997,675           2,325,088
   Investments sold                                                              205,000             175,000
   Shares sold                                                                 1,422,602           6,615,085
Other assets                                                                     139,097             117,768
------------------------------------------------------------------------------------------------------------
     Total assets                                                            166,376,911         149,796,531
------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                   993,175             669,887
Payables:
   Investments purchased                                                              --           6,722,893
   Shares redeemed                                                               131,815             248,387
Accrued expenses:
   Management fees (note 6)                                                       65,085              24,643
   12b-1 distribution and service fees (notes 1 and 6)                            46,683              43,837
   Other                                                                          38,592              44,450
Dividends payable                                                                249,898             193,431
------------------------------------------------------------------------------------------------------------
     Total liabilities                                                         1,525,248           7,947,528
------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                         $164,851,663        $141,849,003
============================================================================================================
Class A Shares (note 1)
Net assets                                                                  $128,137,926        $ 99,176,129
Shares outstanding                                                            11,628,099           8,717,343
Net asset value and redemption price per share                              $      11.02        $      11.38
Offering price per share (net asset value per share plus maximum
   sales charge of 4.20% of offering price)                                 $      11.50        $      11.88
============================================================================================================
Class B Shares (note 1)
Net assets                                                                  $ 11,991,319        $ 18,869,746
Shares outstanding                                                             1,087,011           1,659,222
Net asset value, offering and redemption price per share                    $      11.03        $      11.37
============================================================================================================
Class C Shares (note 1)
Net assets                                                                  $ 24,357,963        $ 21,352,207
Shares outstanding                                                             2,214,908           1,879,084
Net asset value, offering and redemption price per share                    $      11.00        $      11.36
============================================================================================================
Class R Shares (note 1)
Net assets                                                                  $    364,455        $  2,450,921
Shares outstanding                                                                33,174             215,380
Net asset value, offering and redemption price per share                    $      10.99        $      11.38
============================================================================================================


                                 See accompanying notes to financial statements.
33

               May 31, 1999


                                                                          North Carolina           Tennessee
------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)               $210,839,925        $326,136,241
Cash                                                                                  --              80,005
Receivables:
   Fund manager (note 6)                                                           9,545                  --
   Interest                                                                    3,549,762           5,162,285
   Investments sold                                                                   --             719,892
   Shares sold                                                                   402,444             452,709
Other assets                                                                     278,162             247,702
------------------------------------------------------------------------------------------------------------
     Total assets                                                             215,079,838        332,798,834
------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                  1,571,531                 --
Payables:
   Investments purchased                                                               --          4,051,527
   Shares redeemed                                                                 73,295            908,168
Accrued expenses:
   Management fees (note 6)                                                            --            146,835
   12b-1 distribution and service fees (notes 1 and 6)                             50,657             76,744
   Other                                                                          162,544             40,672
Dividends payable                                                                 424,282            567,625
------------------------------------------------------------------------------------------------------------
     Total liabilities                                                          2,282,309          5,791,571
------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                          $212,797,529       $327,007,263
============================================================================================================
Class A Shares (note 1)
Net assets                                                                   $183,369,994       $285,934,816
Shares outstanding                                                             17,667,751         25,311,130
Net asset value and redemption price per share                               $      10.38       $      11.30
Offering price per share (net asset value per share plus maximum
  sales charge of 4.20% of offering price)                                   $      10.84       $      11.80
============================================================================================================
Class B Shares (note 1)
Net assets                                                                   $ 10,609,033       $ 12,409,697
Shares outstanding                                                              1,021,189          1,097,936
Net asset value, offering and redemption price per share                     $      10.39       $      11.30
============================================================================================================
Class C Shares (note 1)
Net assets                                                                   $ 17,506,808       $ 28,134,237
Shares outstanding                                                              1,689,147          2,490,680
Net asset value, offering and redemption price per share                     $      10.36       $      11.30
============================================================================================================
Class R Shares (note 1)
Net assets                                                                   $  1,311,694       $    528,513
Shares outstanding                                                                126,340             46,850
Net asset value, offering and redemption price per share                     $      10.38       $      11.28
============================================================================================================


                                 See accompanying notes to financial statements.
34

               Statement of Operations
               Year Ended May 31, 1999


                                                                            Georgia     Louisiana   North Carolina       Tennessee
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                              $ 8,609,268   $ 7,057,315       $11,463,316    $18,140,465
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                    847,461       688,665         1,129,150      1,732,982
12b-1 service fees - Class A (notes 1 and 6)                                250,073       185,203           373,199        572,541
12b-1 distribution and service fees - Class B (notes 1 and 6)                71,822       128,440            67,989         93,467
12b-1 distribution and service fees - Class C (notes 1 and 6)               164,125       129,015            91,426        183,788
Shareholders' servicing agent fees and expenses                              60,454        33,389            90,850        133,336
Custodian's fees and expenses                                                68,557        52,267            64,955         76,957
Trustees' fees and expenses (note 6)                                          2,542         2,598             3,714          6,469
Professional fees                                                            18,643        13,947            21,428         15,090
Shareholders' reports - printing and mailing expenses                        47,918        46,840            81,566         59,940
Federal and state registration fees                                           3,243         8,569             2,061          7,142
Other expenses                                                                7,295         5,829            12,624         18,643
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement      1,542,133     1,294,762         1,938,962      2,900,355
   Custodian fee credit (note 1)                                            (11,657)       (4,773)          (18,793)          (499)
   Expense reimbursement (note 6)                                          (212,546)     (164,948)         (286,712)        (3,700)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                              1,317,930     1,125,041         1,633,457      2,896,156
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     7,291,338     5,932,274         9,829,859     15,244,309
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions                            1,743,273       542,532           104,431        557,919
Net change in unrealized appreciation or depreciation of investments     (4,263,258)   (2,258,787)       (3,181,988)    (5,201,506)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                         (2,519,985)   (1,716,255)       (3,077,557)    (4,643,587)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $ 4,771,353   $ 4,216,019       $ 6,752,302    $10,600,722
===================================================================================================================================


                                 See accompanying notes to financial statements.
35

                Statement of Changes in Net Assets

                                                                                  Georgia                      Louisiana
                                                                         ---------------------------   ---------------------------
                                                                           Year Ended     Year Ended     Year Ended     Year Ended
                                                                              5/31/99        5/31/98        5/31/99        5/31/98
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                    $  7,291,338   $  6,768,866   $  5,932,274   $  4,905,021
Net realized gain from investment transactions (notes 1 and 4)              1,743,273      1,432,222        542,532        141,609
Net change in unrealized appreciation or depreciation of investments       (4,263,258)     5,917,362     (2,258,787)     3,885,856
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  4,771,353     14,118,450      4,216,019      8,932,486
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                  (6,036,625)    (5,990,008)    (4,530,236)    (4,236,624)
  Class B                                                                    (302,465)       (64,796)      (554,071)      (179,990)
  Class C                                                                    (938,110)      (704,588)      (749,521)      (486,474)
  Class R                                                                     (13,736)        (8,432)       (98,115)          (844)
From accumulated net realized gains from investment transactions:
  Class A                                                                          --             --       (327,196)      (274,625)
  Class B                                                                          --             --        (46,841)       (13,410)
  Class C                                                                          --             --        (60,212)       (36,540)
  Class R                                                                          --             --         (8,993)           (77)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (7,290,936)    (6,767,824)    (6,375,185)    (5,228,584)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                           39,029,909     23,251,629     42,859,091     30,672,632
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                              2,897,417      4,132,821      2,607,781      3,175,043
----------------------------------------------------------------------------------------------------------------------------------
                                                                           41,927,326     27,384,450     45,466,872     33,847,675
Cost of shares redeemed                                                   (17,634,491)   (15,113,415)   (13,310,878)   (10,292,295)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                    24,292,835     12,271,035     32,155,994     23,555,380
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                 21,773,252     19,621,661     29,996,828     27,259,282
Net assets at the beginning of year                                       143,078,411    123,456,750    111,852,175     84,592,893
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                            $164,851,663   $143,078,411   $141,849,003   $111,852,175
==================================================================================================================================
Balance of undistributed net investment income at the end of year        $      1,490   $      1,088   $      1,619   $      1,288
==================================================================================================================================

                                 See accompanying notes to financial statements.


                                                                               North Carolina                  Tennessee
                                                                       -----------------------------   ---------------------------
                                                                         Year Ended       Year Ended     Year Ended     Year Ended
                                                                            5/31/99          5/31/98        5/31/99        5/31/98
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $  9,829,859     $  9,818,009   $ 15,244,309   $ 14,669,556
Net realized gain from investment transactions (notes 1 and 4)              104,431        2,602,198        557,919      1,206,421
Net change in unrealized appreciation or depreciation of investments     (3,181,988)       3,819,600     (5,201,506)     8,713,135
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                6,752,302       16,239,807     10,600,722     24,589,112
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                 (8,995,903)      (9,438,035)   (13,826,854)   (13,691,307)
 Class B                                                                   (283,644)         (56,790)      (398,784)      (105,904)
 Class C                                                                   (514,487)        (342,967)    (1,039,949)      (783,552)
 Class R                                                                    (60,402)         (34,750)       (27,716)       (18,350)
From accumulated net realized gains from investment transactions:
 Class A                                                                 (1,598,066)         (28,220)            --             --
 Class B                                                                    (60,411)            (137)            --             --
 Class C                                                                    (99,492)          (1,157)            --             --
 Class R                                                                    (11,127)            (109)            --             --
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (11,623,532)      (9,902,165)   (15,293,303)   (14,599,113)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                         34,546,447       18,647,466     47,588,847     41,278,818
Net proceeds from shares issued to shareholders due to reinvestment
 of distributions                                                         5,975,298        5,610,070      6,661,847      7,905,778
----------------------------------------------------------------------------------------------------------------------------------
                                                                         40,521,745       24,257,536     54,250,694     49,184,596
Cost of shares redeemed                                                 (21,940,534)     (20,843,771)   (27,763,938)   (27,270,877)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                  18,581,211        3,413,765     26,486,756     21,913,719
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                               13,709,981        9,751,407     21,794,175     31,903,718
Net assets at the beginning of year                                     199,087,548      189,336,141    305,213,088    273,309,370
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                          $212,797,529     $199,087,548   $327,007,263   $305,213,088
==================================================================================================================================
Balance of undistributed net investment income at the end of year      $      4,982     $     29,559   $     24,884   $     73,878
==================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements



1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Georgia Municipal Bond Fund ("Georgia"), the Nuveen Flagship Louisiana Municipal Bond Fund ("Louisiana"), the Nuveen Flagship North Carolina Municipal Bond Fund ("North Carolina"), and the Nuveen Flagship Tennessee Municipal Bond Fund ("Tennessee") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At
May 31, 1999, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1999.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                                                   Georgia
                                                                       --------------------------------------------------------
                                                                               Year Ended                   Year Ended
                                                                                 5/31/99                      5/31/98
                                                                       ---------------------------    -------------------------
                                                                          Shares            Amount        Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                             1,719,183      $ 19,217,921       999,370   $ 11,052,211
   Class B                                                               806,630         9,032,174       326,545      3,623,322
   Class C                                                               953,740        10,667,189       754,384      8,321,447
   Class R                                                                10,082           112,625        23,229        254,649
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                               216,299         2,426,448       332,037      3,634,474
   Class B                                                                11,396           127,876         2,642         29,369
   Class C                                                                29,544           330,616        42,144        461,364
   Class R                                                                 1,116            12,477           689          7,614
-------------------------------------------------------------------------------------------------------------------------------
                                                                       3,747,990        41,927,326     2,481,040     27,384,450
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                            (1,084,049)      (12,116,347)   (1,106,180)   (12,206,698)
   Class B                                                               (45,215)         (503,665)      (25,707)      (286,183)
   Class C                                                              (449,451)       (5,014,371)     (234,595)    (2,575,425)
   Class R                                                                   (10)             (108)       (4,054)       (45,109)
-------------------------------------------------------------------------------------------------------------------------------
                                                                      (1,578,725)      (17,634,491)   (1,370,536)   (15,113,415)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                                                           2,169,265      $ 24,292,835     1,110,504   $ 12,271,035
===============================================================================================================================

----------
39

                                                                                             Louisiana
                                                                       ----------------------------------------------------------
                                                                               Year Ended                  Year Ended
                                                                                 5/31/99                     5/31/98
                                                                       --------------------------      --------------------------
                                                                           Shares          Amount         Shares           Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                 1,716,601  $ 19,817,323       1,434,264     $ 16,414,741
  Class B                                                                   914,530    10,557,807         695,080        7,947,255
  Class C                                                                   865,510     9,983,365         551,499        6,283,912
  Class R                                                                   215,752     2,500,596           2,348           26,724
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                   175,520     2,033,853         240,527        2,733,739
  Class B                                                                    24,928       288,244           6,824           78,150
  Class C                                                                    16,348       189,229          31,852          362,355
  Class R                                                                     8,320        96,455              70              799
----------------------------------------------------------------------------------------------------------------------------------
                                                                          3,937,509    45,466,872       2,962,464       33,847,675
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                  (893,149)  (10,322,469)       (808,970)      (9,237,098)
  Class B                                                                   (59,695)     (688,490)         (5,147)         (58,547)
  Class C                                                                  (188,463)   (2,173,160)        (87,146)        (996,590)
  Class R                                                                   (11,114)     (126,759)             (5)             (60)
----------------------------------------------------------------------------------------------------------------------------------
                                                                         (1,152,421)  (13,310,878)       (901,268)     (10,292,295)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                              2,785,088  $ 32,155,994       2,061,196     $ 23,555,380
==================================================================================================================================


                                                                                           North Carolina
                                                                       ----------------------------------------------------------
                                                                               Year Ended                  Year Ended
                                                                                 5/31/99                     5/31/98
                                                                       --------------------------      --------------------------
                                                                           Shares          Amount         Shares           Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                 1,497,738  $ 15,852,866       1,219,335     $ 12,822,305
  Class B                                                                   765,417     8,109,386         313,974        3,317,845
  Class C                                                                   945,187     9,986,996         192,020        2,022,009
  Class R                                                                    56,314       597,199          46,162          485,307
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                   510,481     5,422,357         506,157        5,310,271
  Class B                                                                    16,356       173,663           2,287           24,150
  Class C                                                                    30,647       324,719          24,082          252,068
  Class R                                                                     5,136        54,559           2,244           23,581
----------------------------------------------------------------------------------------------------------------------------------
                                                                          3,827,276    40,521,745       2,306,261       24,257,536
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                (1,889,845)  (19,995,567)     (1,846,947)     (19,438,714)
  Class B                                                                  (100,335)   (1,061,551)         (2,877)         (30,241)
  Class C                                                                   (68,759)     (724,414)       (122,639)      (1,290,365)
  Class R                                                                   (14,938)     (159,002)         (7,984)         (84,451)
----------------------------------------------------------------------------------------------------------------------------------
                                                                         (2,073,877)  (21,940,534)     (1,980,447)     (20,843,771)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                              1,753,399  $ 18,581,211         325,814     $  3,413,765
==================================================================================================================================

                                                                                                Tennessee
                                                                       -----------------------------------------------------------
                                                                                Year Ended                     Year Ended
                                                                                 5/31/99                         5/31/98
                                                                       ---------------------------     ---------------------------
                                                                           Shares           Amount         Shares           Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                              2,608,976     $ 29,959,161      2,614,021     $ 29,710,291
   Class B                                                                645,177        7,415,547        456,706        5,193,888
   Class C                                                                887,754       10,185,551        538,381        6,116,529
   Class R                                                                  2,492           28,588         22,800          258,110
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                525,327        6,045,014        641,169        7,255,500
   Class B                                                                 17,555          202,163          3,774           42,976
   Class C                                                                 34,095          392,181         52,336          590,588
   Class R                                                                  1,957           22,489          1,474           16,714
----------------------------------------------------------------------------------------------------------------------------------
                                                                        4,723,333       54,250,694      4,330,661       49,184,596
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                             (2,109,544)     (24,227,337)    (2,250,196)     (25,540,334)
   Class B                                                                (68,504)        (782,931)        (5,300)         (59,853)
   Class C                                                               (236,242)      (2,705,131)      (147,264)      (1,670,240)
   Class R                                                                 (4,257)         (48,539)           (39)            (450)
----------------------------------------------------------------------------------------------------------------------------------
                                                                       (2,418,547)     (27,763,938)    (2,402,799)     (27,270,877)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                            2,304,786     $ 26,486,756      1,927,862     $ 21,913,719
==================================================================================================================================

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1999, to shareholders of record on June 9, 1999, as follows:

                                                                                                             North
                                                                            Georgia     Louisiana          Carolina     Tennessee
---------------------------------------------------------------------------------------------------------------------------------
Dividend per share:
   Class A                                                                  $ .0435       $ .0460           $ .0415       $ .0455
   Class B                                                                    .0365         .0390             .0350         .0385
   Class C                                                                    .0385         .0410             .0365         .0400
   Class R                                                                    .0455         .0480             .0430         .0470
=================================================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal secruities for the fiscal year ended May 31, 1999, were as follows:

                                                                                                            North
                                                                           Georgia       Louisiana       Carolina        Tennessee
----------------------------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                      $70,671,532     $43,583,118     $41,349,768     $74,524,629
   Short-term municipal securities                                      19,000,000       5,000,000      49,400,000      31,700,000
Sales:
   Long-term municipal securities                                       49,248,668      13,972,466      21,358,893      50,669,165
   Short-term municipal securities                                      19,000,000       5,900,000      49,400,000      31,700,000
==================================================================================================================================

At May 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1999, Tennessee had an unused capital loss carryforward of $2,228,819 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1999, were as follows:

                                                                                             North
                                                              Georgia      Louisiana      Carolina      Tennessee
---------------------------------------------------------------------------------------------------------------------
Gross unrealized:
 appreciation                                                $8,554,585    $7,659,298    $9,767,765    $18,419,436
 depreciation                                                  (561,754)     (606,013)     (617,641)    (1,054,343)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                  $7,992,831    $7,053,285    $9,150,124    $17,365,093
=====================================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                                                       Management Fee
---------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                         .5500 of 1%
For the next $125 million                                                                          .5375 of 1
For the next $250 million                                                                          .5250 of 1
For the next $500 million                                                                          .5125 of 1
For the next $1 billion                                                                            .5000 of 1
For net assets over $2 billion                                                                     .4750 of 1
===============================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $387,300, $303,300, $307,600 and $751,500 for Georgia, Louisiana, North Carolina and Tennessee, respectively, of which approximately $368,200, $303,300, $270,800 and $684,700, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1999, the Distributor compensated authorized dealers with approximately $474,700, $612,700, $452,700 and $467,300 in commission advances at the time of purchase for Georgia, Louisiana, North Carolina and Tennessee, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1999, the Distributor retained approximately $148,300, $184,400, $107,900 and $165,100 in such 12b-1 fees for Georgia, Louisiana, North Carolina and Tennessee, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also retained approximately $39,500, $22,800, $33,900 and $32,400 of CDSC on share redemptions for Georgia, Louisiana, North Carolina and Tennessee, respectively, during the fiscal year ended May 31, 1999.

7. Composition of Net Assets
At May 31, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                    North
                                                   Georgia       Louisiana       Carolina       Tennessee
-------------------------------------------------------------------------------------------------------------
Capital paid-in                                $156,289,893   $134,753,874   $203,772,398    $311,846,319
Balance of undistributed net
 investment income                                    1,490          1,619          4,982          24,884
Accumulated net realized gain (loss)
 from investment transactions                       567,449         40,225       (129,975)     (2,229,033)
Net unrealized appreciation of investments        7,992,831      7,053,285      9,150,124      17,365,093
-------------------------------------------------------------------------------------------------------------
Net assets                                     $164,851,663   $141,849,003   $212,797,529    $327,007,263
=============================================================================================================

                 Financial Highlights

                 Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                      Investment Operations                Less Distributions
                                ----------------------------------    -----------------------------
GEORGIA**                                            Net
                                               Realized/
                                              Unrealized
                   Beginning           Net       Invest-                   Net                         Ending
                         Net       Invest-          ment               Invest-                            Net
Year Ended             Asset          ment          Gain                  ment    Capital               Asset         Total
May 31,                Value    Income (a)        (Loss)     Total      Income      Gains     Total     Value    Return (b)
---------------------------------------------------------------------------------------------------------------------------
Class A (3/86)
  1999                $11.19          $.54        $(.17)    $ .37       $(.54)       $ --    $(.54)    $11.02          3.34%
  1998                 10.57           .56          .62      1.18        (.56)         --     (.56)     11.19         11.37
  1997                 10.20           .57          .37       .94        (.57)         --     (.57)     10.57          9.39
  1996                 10.46           .57         (.25)      .32        (.58)         --     (.58)     10.20          3.05
  1995                 10.23           .58          .23       .81        (.58)         --     (.58)     10.46          8.31
Class B (2/97)
  1999                 11.20           .46         (.17)      .29        (.46)         --     (.46)     11.03          2.57
  1998                 10.57           .48          .63      1.11        (.48)         --     (.48)     11.20         10.66
  1997 (c)             10.66           .14         (.11)      .03        (.12)         --     (.12)     10.57           .31
Class C (1/94)
  1999                 11.17           .48         (.17)      .31        (.48)         --     (.48)     11.00          2.80
  1998                 10.55           .50          .62      1.12        (.50)         --     (.50)     11.17         10.79
  1997                 10.18           .51          .37       .88        (.51)         --     (.51)     10.55          8.80
  1996                 10.44           .51         (.25)      .26        (.52)         --     (.52)     10.18          2.48
  1995                 10.21           .52          .23       .75        (.52)         --     (.52)     10.44          7.72
Class R (2/97)
  1999                 11.15           .56         (.15)      .41        (.57)         --     (.57)     10.99          3.67
  1998                 10.57           .58          .59      1.17        (.59)         --     (.59)     11.15         11.23
  1997 (c)             10.65           .18         (.06)      .12        (.20)         --     (.20)     10.57          1.11

                                                    Ratios/Supplemental Data
                   -------------------------------------------------------------------------------------------
                                                          Ratio                             Ratio
                                                         of Net                            of Net
                                     Ratio of        Investment         Ratio of       Investment
                                     Expenses            Income         Expenses        Income to
                                   to Average        to Average       to Average          Average
                     Ending        Net Assets        Net Assets       Net Assets       Net Assets
                        Net    Before Credit/    Before Credit/    After Credit/    After Credit/    Portfolio
Year Ended           Assets        Reimburse-        Reimburse-       Reimburse-       Reimburse-     Turnover
May 31,               (000)              ment              ment         ment (a)         ment (a)         Rate
--------------------------------------------------------------------------------------------------------------
Class A (3/86)
  1999             $128,138               .88%             4.69%             .74%            4.83%          32%
  1998              120,545               .87              4.88              .66             5.09           25
  1997              111,518              1.02              5.20              .78             5.44           39
  1996              107,862              1.08              5.18              .80             5.46           59
  1995              113,354              1.09              5.53              .83             5.79           40
Class B (2/97)
  1999               11,991              1.64              3.94             1.50             4.08           32
  1998                3,518              1.62              4.08             1.38             4.32           25
  1997 (c)              113              1.63*             4.49*            1.32*            4.80*          39
Class C (1/94)
  1999               24,358              1.44              4.13             1.29             4.28           32
  1998               18,770              1.42              4.33             1.21             4.54           25
  1997               11,803              1.56              4.63             1.32             4.87           39
  1996                9,433              1.63              4.61             1.34             4.90           59
  1995                6,973              1.64              4.92             1.38             5.18           40
Class R (2/97)
  1999                  364               .68              4.89              .54             5.03           32
  1998                  245               .67              5.04              .45             5.26           25
  1997 (c)               22               .68*             5.41*             .38*            5.71*          39
==============================================================================================================

*  Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Georgia.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

                 Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                      Investment Operations                Less Distributions
                                ----------------------------------    -----------------------------
LOUISIANA**                                          Net
                                               Realized/
                                              Unrealized
                   Beginning           Net       Invest-                   Net                         Ending
                         Net       Invest-          ment               Invest-                            Net
Year Ended             Asset          ment          Gain                  ment    Capital               Asset         Total
May 31,                Value    Income (a)        (Loss)     Total      Income      Gains     Total     Value    Return (b)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/89)
  1999                $11.55          $.57         $(.13)    $ .44       $(.57)     $(.04)    $(.61)   $11.38          3.73%
  1998                 11.10           .59           .49      1.08        (.59)      (.04)     (.63)    11.55          9.88
  1997                 10.71           .59           .39       .98        (.59)        --      (.59)    11.10          9.37
  1996                 10.80           .59          (.08)      .51        (.60)        --      (.60)    10.71          4.77
  1995                 10.48           .60           .32       .92        (.60)        --      (.60)    10.80          9.20
Class B (2/97)
  1999                 11.55           .48          (.14)      .34        (.48)      (.04)     (.52)    11.37          2.98
  1998                 11.09           .50           .50      1.00        (.50)      (.04)     (.54)    11.55          9.18
  1997 (c)             11.10           .16            --       .16        (.17)        --      (.17)    11.09          1.44
Class C (2/94)
  1999                 11.54           .50          (.13)      .37        (.51)      (.04)     (.55)    11.36          3.20
  1998                 11.09           .52           .50      1.02        (.53)      (.04)     (.57)    11.54          9.32
  1997                 10.70           .53           .39       .92        (.53)        --      (.53)    11.09          8.78
  1996                 10.80           .53          (.09)      .44        (.54)        --      (.54)    10.70          4.12
  1995                 10.48           .54           .32       .86        (.54)        --      (.54)    10.80          8.59
Class R (2/97)
  1999                 11.55           .59          (.13)      .46        (.59)      (.04)     (.63)    11.38          4.03
  1998                 11.09           .61           .50      1.11        (.61)      (.04)     (.65)    11.55         10.21
  1997 (c)             11.17           .15          (.08)      .07        (.15)        --      (.15)    11.09           .67
===========================================================================================================================

                                                    Ratios/Supplemental Data
                   -------------------------------------------------------------------------------------------
                                                           Ratio                             Ratio
                                                          of Net                            of Net
                                      Ratio of        Investment         Ratio of       Investment
                                      Expenses            Income         Expenses        Income to
                                    to Average        to Average       to Average          Average
                      Ending        Net Assets        Net Assets       Net Assets       Net Assets
                         Net    Before Credit/    Before Credit/    After Credit/    After Credit/    Portfolio
Year Ended            Assets        Reimburse-        Reimburse-       Reimburse-       Reimburse-     Turnover
May 31,                (000)              ment              ment         ment (a)         ment (a)         Rate
---------------------------------------------------------------------------------------------------------------
Class A (9/89)
  1999               $99,176               .88%             4.76%             .75%            4.89%          11%
  1998                89,143               .88              5.00              .75             5.13           15
  1997                76,030              1.03              5.14              .79             5.38           25
  1996                72,005              1.09              5.17              .80             5.46           26
  1995                68,145              1.18              5.45              .83             5.80           44
Class B (2/97)
  1999                18,870              1.64              4.00             1.49             4.15           11
  1998                 8,999              1.62              4.21             1.45             4.38           15
  1997 (c)               917              1.65*             4.50*            1.46*            4.69*          25
Class C (2/94)
  1999                21,352              1.43              4.20             1.29             4.34           11
  1998                13,682              1.42              4.45             1.29             4.58           15
  1997                 7,645              1.57              4.59             1.33             4.83           25
  1996                 5,658              1.64              4.58             1.35             4.87           26
  1995                 3,220              1.73              4.85             1.37             5.21           44
Class R (2/97)
  1999                 2,451               .68              4.97              .55             5.10           11
  1998                    28               .67              5.17              .52             5.32           15
  1997 (c)                --               .08*             5.27*             .04*            5.31*          25
===============================================================================================================

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Georgia.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

                 Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                      Investment Operations                Less Distributions
                                ----------------------------------    -----------------------------
NORTH CAROLINA**                                     Net
                                               Realized/
                                              Unrealized
                   Beginning           Net       Invest-                   Net                         Ending
                         Net       Invest-          ment               Invest-                            Net
Year Ended             Asset          ment          Gain                  ment    Capital               Asset         Total
May 31,                Value    Income (a)        (Loss)     Total      Income      Gains     Total     Value    Return (b)
---------------------------------------------------------------------------------------------------------------------------
Class A (3/86)
  1999                $10.62          $.51        $(.15)      $.36      $(.51)     $(.09)    $(.60)    $10.38          3.43%
  1998                 10.28           .53          .34        .87       (.53)        --      (.53)     10.62          8.69
  1997                 10.05           .54          .23        .77       (.54)        --      (.54)     10.28          7.79
  1996                 10.23           .55         (.18)       .37       (.55)        --      (.55)     10.05          3.67
  1995                 10.08           .57          .15        .72       (.57)        --      (.57)     10.23          7.45

Class B (2/97)
  1999                 10.62           .44         (.15)       .29       (.43)      (.09)     (.52)     10.39          2.73
  1998                 10.28           .45          .35        .80       (.46)        --      (.46)     10.62          7.89
  1997 (c)             10.33           .12         (.06)       .06       (.11)        --      (.11)     10.28           .64

Class C (10/93)
  1999                 10.60           .46         (.16)       .30       (.45)      (.09)     (.54)     10.36          2.85
  1998                 10.26           .47          .34        .81       (.47)        --      (.47)     10.60          8.09
  1997                 10.03           .48          .23        .71       (.48)        --      (.48)     10.26          7.20
  1996                 10.22           .49         (.18)       .31       (.50)        --      (.50)     10.03          3.01
  1995                 10.06           .51          .16        .67       (.51)        --      (.51)     10.22          6.97

Class R (2/97)
  1999                 10.62           .53         (.15)       .38       (.53)      (.09)     (.62)      10.38         3.61
  1998                 10.28           .55          .34        .89       (.55)        --      (.55)      10.62         8.88
  1997 (c)             10.27           .18          .01        .19       (.18)        --      (.18)      10.28         1.92
====================================================================================================================================


Class (Inception Date)


                                                    Ratios/Supplemental Data
                   -------------------------------------------------------------------------------------------
                                                          Ratio                             Ratio
NORTH CAROLINA**                                         of Net                            of Net
                                     Ratio of        Investment         Ratio of       Investment
                                     Expenses            Income         Expenses        Income to
                                   to Average        to Average       to Average          Average
                     Ending        Net Assets        Net Assets       Net Assets       Net Assets
                        Net    Before Credit/    Before Credit/    After Credit/    After Credit/    Portfolio
Year Ended           Assets        Reimburse-        Reimburse-       Reimburse-       Reimburse-     Turnover
May 31,               (000)              ment              ment         ment (a)         ment (a)         Rate
--------------------------------------------------------------------------------------------------------------
Class A (3/86)
  1999            $183,370                .88%             4.66%             .74%            4.80%          11%
  1998             186,340                .86              5.06              .86             5.06           29
  1997             181,595               1.00              5.24              .93             5.31           23
  1996             185,016               1.03              5.19              .90             5.32           54
  1995             191,850               1.06              5.58              .91             5.73           35

Class B (2/97)
  1999              10,609               1.64              3.91             1.44             4.11           11
  1998               3,609               1.61              4.23             1.61             4.23           29
  1997 (c)             271               1.62*             4.60*            1.62*            4.60*          23

Class C (10/93)
  1999              17,507               1.44              4.11             1.24             4.31           11
  1998               8,291               1.41              4.50             1.41             4.50           29
  1997               7,065               1.54              4.70             1.48             4.76           23
  1996               6,589               1.58              4.64             1.45             4.77           54
  1995               6,049               1.61              4.98             1.46             5.13           35

Class R (2/97)
  1999               1,312                .68              4.86              .53             5.01           11
  1998                 848                .66              5.24              .66             5.24           29
  1997 (c)             405                .66*             5.57*             .66*            5.57*          23
====================================================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship North Carolina.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

                 Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                      Investment Operations                Less Distributions
                                ----------------------------------    -----------------------------
TENNESSEE**                                          Net
                                               Realized/
                                              Unrealized
                   Beginning           Net       Invest-                   Net                         Ending
                         Net       Invest-          ment               Invest-                            Net
Year Ended             Asset          ment          Gain                  ment    Capital               Asset         Total
May 31,                Value    Income (a)        (Loss)     Total      Income      Gains     Total     Value    Return (b)
---------------------------------------------------------------------------------------------------------------------------
Class A (11/87)
  1999                $11.46          $.55       $ (.15)    $ .40       $(.56)       $ --    $(.56)    $11.30          3.47%
  1998                 11.06           .58          .40       .98        (.58)         --     (.58)     11.46          9.01
  1997                 10.83           .59          .23       .82        (.59)         --     (.59)     11.06          7.71
  1996                 11.01           .59         (.18)      .41        (.59)         --     (.59)     10.83          3.78
  1995                 10.78           .60          .23       .83        (.60)         --     (.60)     11.01          8.04

Class B (2/97)
  1999                 11.46           .47         (.16)      .31        (.47)         --     (.47)     11.30          2.72
  1998                 11.06           .49          .40       .89        (.49)         --     (.49)     11.46          8.21
  1997 (c)             11.14           .14         (.09)      .05        (.13)         --     (.13)     11.06           .42

Class C (10/93)
  1999                 11.45           .49         (.15)      .34        (.49)         --     (.49)     11.30          2.97
  1998                 11.05           .52          .39       .91        (.51)         --     (.51)     11.45          8.39
  1997                 10.82           .53          .23       .76        (.53)         --     (.53)     11.05          7.12
  1996                 11.00           .53         (.18)      .35        (.53)         --     (.53)     10.82          3.22
  1995                 10.78           .54          .22       .76        (.54)         --     (.54)     11.00          7.35

Class R (2/97)
  1999                 11.44           .57         (.15)      .42        (.58)         --     (.58)     11.28          3.68
  1998                 11.04           .60          .40      1.00        (.60)         --     (.60)     11.44          9.20
  1997 (c)             11.09           .20         (.05)      .15        (.20)         --     (.20)     11.04          1.40
====================================================================================================================================


Class (Inception Date)
                                                    Ratios/Supplemental Data
                   -------------------------------------------------------------------------------------------
                                                          Ratio                             Ratio
                                                         of Net                            of Net
TENNESSEE**                          Ratio of        Investment         Ratio of       Investment
                                     Expenses            Income         Expenses        Income to
                                   to Average        to Average       to Average          Average
                     Ending        Net Assets        Net Assets       Net Assets       Net Assets
                        Net    Before Credit/    Before Credit/    After Credit/    After Credit/    Portfolio
                     Assets        Reimburse-        Reimburse-       Reimburse-       Reimburse-     Turnover
                      (000)              ment              ment         ment (a)         ment (a)         Rate
--------------------------------------------------------------------------------------------------------------
Class A (11/87)
  1999             $285,935               .84%             4.81%             .84%            4.81%          16%
  1998              278,232               .84              5.09              .82             5.11           15
  1997              257,475               .97              5.23              .85             5.35           23
  1996              250,886              1.01              5.17              .88             5.30           38
  1995              241,778              1.07              5.46              .89             5.64           23

Class B (2/97)
  1999               12,410              1.59              4.08             1.59             4.08           16
  1998                5,775              1.59              4.30             1.58             4.31           15
  1997 (c)              537              1.60*             4.49*            1.37*            4.72*          23

Class C (10/93)
  1999               28,134              1.39              4.27             1.39             4.27           16
  1998               20,673              1.39              4.53             1.37             4.55           15
  1997               15,049              1.53              4.67             1.40             4.80           23
  1996               15,483              1.56              4.62             1.43             4.75           38
  1995               12,494              1.62              4.90             1.44             5.08           23

Class R (2/97)
  1999                  529               .64              5.01              .64             5.01           16
  1998                  534               .64              5.27              .62             5.29           15
  1997 (c)              248               .66*             5.55*             .46*            5.75*          23
====================================================================================================================================


*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Tennessee.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust III:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Georgia Municipal Bond Fund, Nuveen Flagship Louisiana Municipal Bond Fund, Nuveen Flagship North Carolina Municipal Bond Fund, and Nuveen Flagship Tennessee Municipal Bond Fund (collectively, the "Funds") (the four portfolios constituting the Nuveen Flagship Multistate Trust III (a Massachusetts business trust)), as of May 31, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Georgia Municipal Bond Fund, Nuveen Flagship Louisiana Municipal Bond Fund, Nuveen Flagship North Carolina Municipal Bond Fund, and Nuveen Flagship Tennessee Municipal Bond Fund of the Nuveen Flagship Multistate Trust III as of May 31, 1999, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 20, 1999

Building a Better Portfolio
Can Make You a Successful Investor



Nuveen Family
of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

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Income Stock Fund

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and Bond Fund

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and Stock Fund

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Growth Fund

Income

Income Fund

Tax-Free Income

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Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
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California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information



Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274

(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL


49



#

SERVING

Investors for Generations


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

   Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

[NUVEEN]

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com



                                                                      VAN-4-5-99

                           PART C--OTHER INFORMATION

Item 22: Financial Statements.

Financial statements:

  Included in the Prospectus:

    Financial Highlights

  Included in the Statement of Additional Information through incorporation by reference to each Fund's most recent Annual and Semi-Annual Reports:

    Portfolio of Investments

    Statement of Net Assets

    Statement of Operations

    Statement of Changes in Net Assets

    Report of Independent Public Accountants

Item 23: Exhibits.

(b) Exhibits:

 a.1.      Declaration of Trust of Registrant. Filed as Exhibit 1(a) to
           Registrant's Registration Statement on Form N-1A (File No.
           333-16611) and incorporated herein by reference thereto.
 a.2. Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated October 11, 1996. Filed as Exhibit 1(b) to Registrant's Registration Statement on Form
           N-1A (File No. 333-16611) and incorporated herein by reference thereto.
 a.3. Certificate for the Establishment and Designation of Classes dated July 10, 1996. Filed as Exhibit 1(c) to Registrant's
           Registration Statement on Form N-1A (File No. 333-16611) and incorporated herein by reference thereto.
 a.4. Incumbency Certificate. Filed as Exhibit 1(d) to Post-Effec-tive Amendment No. 1 to Registrant's Registration Statement on
           Form N-1A (File No. 333-16611) and incorporated herein by ref-erence thereto.
   b. By-Laws of Registrant. Filed as Exhibit 2 to Registrant's Reg-istration Statement on Form N-1A (File No. 333-16611) and in-corporated herein by reference thereto.
 b.1.      Amendment to By-Laws.
   c.      Specimen certificates of Shares of each Fund. Filed as Exhibit
           4 to Registrant's Registration Statement on Form N-1A (File
           No. 333-16611) and incorporated herein by reference thereto.
 d.1.      Investment Management Agreement between Registrant and Nuveen
           Advisory Corp. Filed as Exhibit 5 to Post-Effective Amendment
           No. 1 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16611) and incorporated herein by reference thereto.
 d.2.      Renewal of Investment Management Agreement dated May 2, 1999.
 e.1.      Distribution Agreement between Registrant and John Nuveen &
           Co. Incorporated. Filed as Exhibit 6 to Post-Effective Amend-ment No. 1 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16611) and incorporated herein by reference thereto.
 e.2.      Renewal of Distribution Agreement dated July 30, 1999.
   f.      Not applicable.
   g.      Custodian Agreement between Registrant and Chase Manhattan
           Bank. Filed as Exhibit 8 to Post-Effective Amendment No. 1 to
           Registrant's Registration Statement on Form N-1A (File No.
           333-16611) and incorporated herein by reference thereto.
   h.      Transfer Agency Agreement between Registrant and Chase Global
           Funds Services Company. Filed as Exhibit h to Post-Effective
           Amendment No. 3 to Registrant's Registration Statement on Form
           N-1A (File No. 333-16611) and incorporated by reference there-to.
   i.      Opinion of Morgan, Lewis, and Bockius LLP.
   j. Consent of Arthur Andersen LLP, Independent Public Accoun-tants.
   k.      Not applicable.

     l.    Not applicable.
     m.    Amended Plan of Distribution and Service Pursuant to Rule 12b-
           1 for the Class A Shares, Class B Shares and Class C Shares of each Fund.
     o. Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Ex-hibit 18 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16611) and incorporated herein by reference thereto.
 99(a). Original Powers of Attorney for each Director authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to exe-cute the Registration Statement on his or her behalf. Filed as
           Exhibit 99(a) to Post-Effective Amendment No. 1 to Regis-trant's Registration Statement on Form N-1A (File No. 333-
           16611) and incorporated herein by reference thereto.
 99(b). Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Reg-istrant's Registration Statement pursuant to power of attor-ney.
 99(c).    Code of Ethics and Reporting Requirements. Filed as Exhibit
           99(c) to Post-Effective Amendment No. 1 to Registrant's Regis-tration Statement on Form N-1A (File No. 333-16611) and incor-porated herein by reference thereto.

Item 24: Persons Controlled by or under Common Control with Registrant Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser

Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Taxable Funds Inc., Nuveen Municipal Money Market Fund, Inc., and Nuveen Money Market Trust. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium

Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than Timothy R. Schwertfeger and Anthony T. Dean, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

Timothy R. Schwertfeger is Chairman and Director of Nuveen Advisory Corp., the investment adviser. Mr. Schwertfeger has, during the last two years, been Chairman and Director and formerly Executive Vice President and Director of the John Nuveen Company, John Nuveen & Co. Incorporated, and Nuveen Institutional Advisory Corp.; Chairman and Director (since January 1997) of Nuveen Asset Management, Inc. Director (since 1996) of Institutional Capital Corporation; Chairman and Director of Rittenhouse Financial Services, Inc.

Item 27: Principal Underwriters

(a) John Nuveen & Co., Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Municipal Money Market Fund, Inc., Nuveen Taxable Funds Inc., Nuveen Money Market Trust Nuveen Investment Trust, Nuveen Investment Trust II, and Nuveen Investment Trust III. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust, and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund.

(b)

Name and Principal  Positions and Offices        Positions and Offices
Business Address    with Underwriter             with Registrant
------------------------------------------------------------------------------
Timothy R.          Chairman of the Board,       Chairman of the Board
Schwertfeger        Chief Executive Officer      and Trustee
333 West Wacker     and Director
Drive
Chicago, IL 60606
John P. Amboian     President                    None
333 West Wacker
Drive
Chicago, IL 60606
William Adams IV    Vice President               None
333 West Wacker
Drive
Chicago, IL 60606
Alan Berkshire      Vice President and Secretary Vice President and
333 West Wacker                                  Assistant Secretary
Drive
Chicago, IL 60606
Clifton L. Fenton   Vice President               None
333 West Wacker
Drive
Chicago, IL 60606
Kathleen M.         Vice President               Vice President
Flanagan
333 West Wacker
Drive
Chicago, IL 60606
Stephen D. Foy      Vice President               Vice President and Controller
333 West Wacker
Drive
Chicago, IL 60606
Michael G. Gaffney  Vice President               None
333 West Wacker
Drive
Chicago, IL 60606
Richard D. Hughes   Vice President               None
Two Radnor Corpo-
rate Center
Radnor, PA 19087
Anna R. Kucinskis   Vice President               Vice President
333 West Wacker
Drive
Chicago, IL 60606
Robert B. Kuppen-   Vice President               None
heimer
19900 MacArthur
Blvd.
Irvine, CA 92612
Larry W. Martin     Vice President and           Vice President and
333 West Wacker     Assistant Secretary          Assistant Secretary
Drive
Chicago, IL 60606
Thomas C. Muntz     Vice President               None
333 West Wacker
Drive
Chicago, IL 60606
Stuart W. Rogers    Vice President               None
333 West Wacker
Drive
Chicago, IL 60606
Bradford W. Shaw,   Vice President               None
Jr.
333 West Wacker
Drive
Chicago, IL 60606

                                                            Positions and
Name and Principal  Positions and Offices                   Offices
Business Address    with Underwriter                        with Registrant
------------------------------------------------------------------------------
Paul C. Williams    Vice President                          None
333 West Wacker
Drive
Chicago, IL 60606
Margaret E. Wilson  Vice President and Corporate Controller None
333 West Wacker
Drive
Chicago, IL 60606
Gifford R. Zimmer-  Vice President and                      Vice President and
man                 Assistant Secretary                     Secretary
333 West Wacker
Drive
Chicago, IL 60606

(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp. or Chase Global Funds Services Company.

Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Funds.

Item 29: Management Services
Not applicable.

Item 30: Undertakings

Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of September, 1999.

                                     NUVEEN FLAGSHIP MULTISTATE TRUST III

                                          /s/ Larry W. Martin
                                     -----------------------------------------

                                          Larry W. Martin, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                     Title                       Date
            ---------                     -----                       ----
      /s/ Stephen D. Foy
 -------------------------------
         Stephen D. Foy          Vice President and            September 28, 1999
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)
     Timothy R. Schwertfeger     Chairman of the Board
                                  and Trustee (Principal
                                  Executive Officer)
        Robert P. Bremner        Trustee
        Lawrence H. Brown        Trustee
      Anne E. Impellizzeri       Trustee
         Peter R. Sawers         Trustee
      William J. Schneider       Trustee
       Judith M. Stockdale       Trustee

                                                     /s/ Larry W. Martin
                                                By____________________________

                                                        Larry W. Martin
                                                          Attorney-in-Fact

                                                      September 28, 1999

An original power of attorney authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to execute this Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf this Registration Statement is filed, has been executed and is filed as an Exhibit.

                                 EXHIBIT INDEX

                                                                   Sequentially
  Exhibit                                                            Numbered
  Number                          Exhibit                              Page
  -------                         -------                          ------------
     b.1   Amendment to By-Laws.
     d.1   Renewal of Investment Management Agreement dated May
           2, 1999.
     e.2   Renewal of Distribution Agreement dated July 30,
           1999.
     i.    Opinion of Morgan Lewis & Bockius LLP.
     j.    Consent of Arthur Andersen LLP, Independent Public
           Accountants.
     m.    Amended Plan of Distribution and Service Pursuant to
           Rule 12b-1 for Class A Shares, Class B Shares and
           Class C Shares of each Fund.
 99(b).    Certified copy of Resolution of Board of Trustees au-
           thorizing the signing of the names of trustees and
           officers on the Registrant's Registration Statement
           pursuant to power of attorney.